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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
THE HOME DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HOME DEPOT

PROXY STATEMENT
AND
NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

TO MY FELLOW SHAREHOLDERS:

It is my pleasure to invite you to attend our 2008 Annual Meeting of Shareholders on May 22, 2008 at 9:00 a.m. The meeting will be held at the Cobb Galleria Centre in Atlanta, Georgia.

The enclosed proxy statement and notice contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and information on obtaining meeting tickets. At the meeting, we will also report on the Company's performance and operations and respond to your questions.

Shareholders will be seated on a first-come, first-served basis. We recommend that you arrive 20 to 30 minutes before the start of the meeting. If you will need special assistance or seating, please contact Audrey Davies at (770) 384-2700. We will provide an interpreter for the hearing-impaired.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote and submit your proxy over the Internet, by telephone or by mail.

I hope you will be able to join us, and I look forward to seeing you.

Sincerely,

Francis S. Blake
Chairman and Chief Executive Officer

THE HOME DEPOT, INC.
2455 Paces Ferry Road, N.W.
Atlanta, Georgia 30339

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

TIME:	9:00 a.m., Eastern Time, on May 22, 2008
PLACE:	Cobb Galleria Centre Two Galleria Parkway Atlanta, Georgia
ITEMS OF BUSINESS:	(1)	To elect all of the members of the Board of Directors;
	(2)	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending February 1, 2009;
	(3)	To approve the material terms of officer performance goals under the Management Incentive Plan;
	(4)	To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of reserved shares;
	(5)	To act on five shareholder proposals described in the Proxy Statement, if properly presented; and
	(6)	To transact any other business properly brought before the meeting.
WHO MAY VOTE:	You may vote if you were a shareholder of record as of the close of business on March 24, 2008.
ANNUAL REPORT:	A copy of our 2007 Annual Report is available at http://ir.homedepot.com/annual.cfm.
DATE OF MAILING:	The Notice of Internet Availability of Proxy Materials and this Proxy Statement are first being mailed to shareholders on or about April 11, 2008.
By Order of the Board of Directors,

Jack A. VanWoerkom, Secretary

TABLE OF CONTENTS

About the 2008 Annual Meeting of Shareholders	1
Board of Directors Information	4
Election of Directors and Director Biographies	8
Proposal to Ratify the Appointment of KPMG LLP	10
Proposal to Approve Material Terms of Officer Performance Goals Under the Management Incentive Plan	11
Proposal to Approve an Amendment to the Company's Employee Stock Purchase Plan	14
Shareholder Proposal Regarding Political Nonpartisanship	16
Company Response	17
Shareholder Proposal Regarding Special Shareholder Meetings	18
Company Response	20
Shareholder Proposal Regarding Employment Diversity Report Disclosure	21
Company Response	22
Shareholder Proposal Regarding Executive Officer Compensation	23
Company Response	24
Shareholder Proposal Regarding Pay-For-Superior Performance	25
Company Response	26
Executive Compensation	27
Compensation Discussion & Analysis	27
Summary Compensation Table	36
Grants of Plan-Based Awards	41
Outstanding Equity Awards at Fiscal Year-End	44
Option Exercises and Stock Vested	47
Nonqualified Deferred Compensation	48
Payments Upon Termination or Change-in-Control	49
Equity Compensation Plan Information	55
Director Compensation	56
Compensation Committee Report	60
Audit Committee Report	61
Independent Registered Public Accounting Firm's Fees	62
Beneficial Ownership of Common Stock	63
General	64
Director Independence Standards	A-1

ABOUT THE 2008 ANNUAL MEETING OF SHAREHOLDERS

WHAT AM I VOTING ON?

You will be voting on the following:

•
To elect all members of the Board of Directors;
•
To ratify the appointment of KPMG LLP as the independent registered public accounting firm of The Home Depot, Inc. for the fiscal year ending February 1, 2009 ("Fiscal 2008");
•
To approve the material terms of officer performance goals under the Management Incentive Plan (the "MIP");
•
To approve an amendment to the Company's Employee Stock Purchase Plan ("ESPP") to increase the number of reserved shares;
•
To act on five shareholder proposals described herein; and
•
To transact any other business properly brought before the 2008 Annual Meeting of Shareholders (the "Meeting").

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of the Company's common stock as of the close of business on March 24, 2008. Each share of common stock is entitled to one vote. As of March 24, 2008, we had 1,690,034,627 shares of common stock outstanding.

HOW DO I VOTE BEFORE THE MEETING?

If you are a registered shareholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, Computershare Trust Company, N.A., you have three options for voting before the Meeting:

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Over the Internet, at www.investorvote.com/hd;
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By telephone, by dialing 1-800-652-8683; or
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By completing, signing and returning a proxy card by mail.

If you hold your shares through an account with a bank or broker, your ability to vote over the Internet or by telephone depends on its voting procedures. Please follow the directions that your bank or broker provides.

MAY I VOTE AT THE MEETING?

Yes. You may vote your shares at the Meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the Meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name. Even if you plan to attend the Meeting, we encourage you to vote your shares before the Meeting.

MAY I REVOKE MY PROXY AND/OR CHANGE MY VOTE?

Yes. You may revoke your proxy and/or change your vote at any time before the polls close at the conclusion of voting at the Meeting. You may do this by (1) signing another proxy card with a later date and delivering it to us before the Meeting, (2) voting again over the Internet or by telephone prior to 9:00 a.m., Eastern Time, on May 22, 2008, (3) voting at the Meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker or (4) notifying the Company's Secretary in writing before the Meeting.

WHAT IF I SIGN AND RETURN MY PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain voting instructions will be voted (1) "For" the election of director nominees, (2) "For" the ratification of KPMG LLP, (3) "For" the approval of the material terms of officer performance goals under the MIP, (4) "For" the approval of an amendment to the ESPP to increase the number of reserved shares, (5) "Against" each shareholder proposal and (6) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting. If your shares are held through an account with a bank or broker, see "Will My Shares Be Voted If I Do Not Provide My Proxy or Instruction Form?" below.

HOW DO I VOTE IF I PARTICIPATE IN ONE OF THE COMPANY'S RETIREMENT PLANS?

You may vote your shares over the Internet, by telephone or by mail, all as described in this Proxy Statement. By voting, you are instructing the trustee of your plan to vote all of your shares as directed. If you do not vote, the shares credited to your account will be voted by the trustee in the same proportion that it votes shares in other accounts for which it received timely instructions. If, however, you do not vote and you participate in one of the Company's Canada-based retirement plans, your shares will not be voted.

ABOUT THE 2008 ANNUAL MEETING OF SHAREHOLDERS

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY OR INSTRUCTION FORM?

If you are a registered shareholder and do not provide a proxy, you must attend the Meeting in order to vote. If you hold shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide voting instructions. Banks and brokers have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. The election of directors, the ratification of KPMG LLP as independent registered public accounting firm and the approval of the material terms of officer performance goals under the MIP are considered routine matters. The proposal to approve an amendment to the ESPP to increase the number of reserved shares and the shareholder proposals are not considered routine and banks and brokers cannot vote shares on those proposals. Shares that banks and brokers are not authorized to vote are counted as "broker non-votes."

HOW CAN I ATTEND THE MEETING?

To attend the Meeting, you will need to bring an admission ticket (or legal proxy) and valid picture identification. If your shares are registered in your name and you received a Notice of Internet Availability of Proxy Materials ("Notice"), the Notice is your admission ticket. If your shares are registered in your name and you voted your shares via the Internet, you may also obtain an admission ticket after you vote by clicking on the "Submit" button at the bottom of the screen that provides a summary of your vote. Then click "To print an Admission Ticket for the meeting" on the next screen to print your ticket. If your shares are registered in your name and you received proxy materials by mail, your admission ticket is attached to your proxy card. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket.

If you do not have an admission ticket (or legal proxy) and valid picture identification, you will not be admitted to the Meeting. In addition, note that for security reasons, attendees will be required to check all large bags, backpacks or similar items at the coat check prior to being admitted to the Meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct the Meeting, holders of a majority of our outstanding shares of common stock as of the close of business on March 24, 2008 must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present if you attend the Meeting and vote in person or if you properly return a proxy over the Internet, by telephone or by mail. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.

HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

Each director nominee receiving a majority of votes cast will be elected as a director. The ratification of KPMG LLP as independent registered public accounting firm, the approval of the material terms of officer performance goals under the MIP, the approval to increase the number of shares available under the ESPP, and each shareholder proposal also requires a majority of votes cast to be ratified or approved.

A "majority of votes cast" means the number of "For" votes exceeds the number of "Against" votes. A proxy marked "Abstain" with respect to any proposal will not be counted in determining the total number of votes cast. Broker non-votes will not be counted as votes cast with respect to the approval of the amendment to the ESPP and any shareholder proposal presented at the Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE, PROXY CARD OR INSTRUCTION FORM?

This means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and instruction forms. We encourage you to register all shares in the same name and address by contacting Computershare at 1-800-577-0177. If you hold your shares through an account with a bank or broker, you should contact your bank or broker and request consolidation.

ABOUT THE 2008 ANNUAL MEETING OF SHAREHOLDERS

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT TO SHAREHOLDERS

Shareholders sharing an address who wish to receive separate copies of the Proxy Statement and Annual Report, or who wish to begin receiving a single copy of such materials, may make such request as follows:

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If you are a registered shareholder, by writing to Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078, by calling 1-800-577-0177 or via the Internet at www.computershare.com/investor; or
•
If you are a beneficial owner, by contacting your broker, dealer, bank, voting trustee or other nominee to make such request.

Registered shareholders sharing an address who elect to receive a single copy of the Proxy Statement and Annual Report will continue to receive separate proxy cards.

You may also elect to receive the Proxy Statement and Annual Report via e-mail by contacting Computershare, if you are a registered shareholder, or your bank or broker, if you are a beneficial owner, or by visiting our website at www.homedepot.com.

Additional copies of the 2007 Annual Report and this Proxy Statement will be provided without charge to shareholders upon written request to Investor Relations, The Home Depot, Inc., 2455 Paces Ferry Road, Atlanta, Georgia 30339, by calling (770) 384-4388 or via the Internet at www.homedepot.com.

BOARD OF DIRECTORS INFORMATION

Our Board of Directors currently has 15 members. Our current Board members are: F. Duane Ackerman, David H. Batchelder, Francis S. Blake, Ari Bousbib, Gregory D. Brenneman, Albert P. Carey, John L. Clendenin, Armando Codina, Brian C. Cornell, Claudio X. González, Milledge A. Hart, III, Bonnie G. Hill, Laban P. Jackson, Jr., Karen L. Katen and Kenneth G. Langone. Each director who served during the fiscal year ended February 3, 2008 ("Fiscal 2007") was independent, other than Messrs. Blake and Hart.

The Lead Director is an independent director who is elected annually by the independent members of the Board. Kenneth G. Langone currently serves as Lead Director. The independent members of the Board appointed Bonnie G. Hill to succeed Mr. Langone following his retirement from the Board on May 22, 2008.

John L. Clendenin, Claudio X. González, Milledge A. Hart, III, Laban P. Jackson, Jr. and Kenneth G. Langone will not stand for re-election to the Board. Following the Meeting, the size of the Board will be reduced to ten members.

DIRECTOR INDEPENDENCE

The Director Independence Standards in the Company's Corporate Governance Guidelines (available at www.homedepot.com under "Investor Relations" and in print upon request) meet or exceed the independence standards adopted by the New York Stock Exchange. Pursuant to such guidelines, the Board and the Nominating and Corporate Governance Committee reviewed the independence of each director in February 2008. During this review, the Board and the Committee considered all relevant facts and circumstances related to transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent in light of applicable law, the New York Stock Exchange listing standards and the Company's Director Independence Standards, attached as Appendix A.

Based on this review and the recommendation of the Committee, the Board affirmatively determined that the following nine directors nominated for election at the Meeting are independent: F. Duane Ackerman, David H. Batchelder, Gregory D. Brenneman, Ari Bousbib, Albert P. Carey, Armando Codina, Brian C. Cornell, Bonnie G. Hill and Karen L. Katen. Francis S. Blake is considered an inside director because of his employment as Chairman and Chief Executive Officer ("CEO") of the Company and is therefore not independent.

Given the size of the Company and the nature of its business, it has purchase, finance and other transactions and relationships in the normal course of business with companies with which certain Company directors or their relatives are associated, but which are not material to the Company, the directors or the companies with which the directors are associated. All such transactions were reviewed and considered by the Board and the Committee in determining the independence of Company directors. In particular, the Committee and the Board took into account the fact that during 2007 Mr. Brenneman, Mr. Bousbib, Mr. González and a relative of Ms. Helen Johnson-Leipold served as executive officers of entities with which the Company made purchases or sales. In all instances, the amount of payments made and received by each company represented less than two percent of the Company's and the other entity's revenues. The Board and the Committee believe that all of these transactions and relationships during Fiscal 2007 were on arm's-length terms that were reasonable and competitive, and the directors did not personally benefit from such transactions. Because of the Company's extensive operations, the number of Company stores and employees, and the thousands of products sold by each store, transactions and relationships of this nature are expected to take place in the ordinary course of business in the future.

SELECTING NOMINEES TO THE BOARD OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for considering candidates for the Board and recommending to the Board director nominees. All members of the Committee have been determined to be independent by the Board pursuant to New York Stock Exchange listing standards and the Company's Director Independence Standards. The Committee's charter, as well as other committee charters, is available on the Company's website at www.homedepot.com under "Investor Relations" and in print upon request.

BOARD OF DIRECTORS INFORMATION

The Committee considers candidates for nomination to the Board from a number of sources. Current members of the Board are considered for re-election unless they have notified the Company that they do not wish to stand for re-election and provided they have not reached age 72 by the calendar year-end immediately preceding the Company's next annual meeting of shareholders.

The Committee also considers candidates recommended by current members of the Board, members of management or shareholders. From time to time, the Committee may, in its sole discretion, engage independent search firms to assist in identifying potential Board candidates. Services provided by the search firms include identifying and assessing potential director candidates meeting criteria established by the Committee, verifying information about the prospective candidate's credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member. In Fiscal 2007, Mr. Carey, Mr. Cornell and Ms. Katen were identified by search firms and Mr. Ackerman, Mr. Bousbib and Mr. Codina were recommended by directors. Each other director nominee was elected by shareholders at the 2007 Annual Meeting of Shareholders.

The Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate's experience to the Company and its business, the skills and perspectives such candidate would bring to the Board and the personality or "fit" of such candidate with existing members of the Board and management. All Board members must possess the following minimum qualifications as determined by the Committee:

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A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;
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A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;
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A  director must have a record of professional accomplishment in his or her chosen field; and
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A director must be prepared and able to participate fully in Board activities, including membership on at least two committees.

The Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

The Committee will consider all candidates recommended by a shareholder (or group of shareholders) who owns at least 5% of the Company's outstanding shares of common stock and who has held such shares for at least one year as of the date of the recommendation. A shareholder (or shareholders) meeting these requirements is known as an "Eligible Shareholder." The Committee may also, in its discretion, consider candidates recommended by a shareholder owning less than 5% of the Company's outstanding shares of common stock. A shareholder wishing to recommend a candidate must submit the following documents to the Corporate Secretary, The Home Depot, Inc., 2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339 not less than 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders:

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A recommendation that identifies the candidate and provides contact information for such candidate;
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The written consent of the candidate to serve as a director of the Company, if elected; and
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Documentation establishing that the shareholder making the recommendation is an Eligible Shareholder.

Upon timely receipt of the required documents, the Corporate Secretary will determine if the shareholder submitting the recommendation is an Eligible Shareholder based on such documents. If the shareholder is not an Eligible Shareholder, the Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board.

If the candidate is to be evaluated by the Committee, the Corporate Secretary will request a detailed resume, an autobiographical statement explaining the candidate's interest in serving as a director of the Company, a

BOARD OF DIRECTORS INFORMATION

completed statement regarding conflicts of interest, and a waiver of liability for background check from the candidate. Such documents must be received from the candidate before the first day of February preceding the annual meeting of shareholders.

AGREEMENTS TO NOMINATE A PERSON TO THE BOARD

In February 2007, Mr. Batchelder was appointed to the Board pursuant to an agreement between Relational Investors, L.L.C. and the Company. The Company agreed to nominate Mr. Batchelder (or a substitute recommended by Relational in the event Mr. Batchelder is not available to serve) for election to the Board through the 2009 Annual Meeting of Shareholders, provided Relational continues as a significant shareholder of the Company. In addition, the Company agreed to appoint Mr. Batchelder to the Audit Committee and Leadership Development and Compensation Committee. Relational agreed to support each slate of directors nominated by the Board, not to support or participate in any "withhold the vote" or similar campaign, not to nominate any candidates for election to the Board, and not to submit proxy resolutions or conduct any proxy solicitations. Relational also agreed to withdraw a resolution it had submitted in December 2006 seeking establishment of an independent committee to evaluate strategy and to elect nominees of Relational to the Board.

COMMUNICATING WITH THE BOARD

Shareholders and others who are interested in communicating directly with members of the Board, including concerns relating to accounting, internal accounting controls, audit matters, fraud or unethical behavior, may do so by e-mail, at HD_Directors@homedepot.com, or by writing to the directors at the following address:

Name of Director or Directors
c/o Secretary to the Board of Directors
The Home Depot, Inc.
2455 Paces Ferry Road, N.W.
Atlanta, Georgia 30339

The Corporate Secretary reviews and provides the Board and the Committee with a summary of all such communications and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires the attention of the Board and the Committee. Correspondence relating to accounting, internal controls or auditing matters is brought to the attention of the Company's internal audit department and, if appropriate, to the Audit Committee. All communications are treated confidentially.

BOARD OF DIRECTORS INFORMATION

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board met seventeen times during Fiscal 2007. The number of times that each standing committee of the Board met in Fiscal 2007 is shown below. Each incumbent director attended at least 75% of the meetings of the Board and of the standing committees of which he or she was a member during Fiscal 2007. The Company has adopted a policy that encourages all directors to attend annual shareholder meetings. All directors attended the 2007 Annual Meeting of Shareholders, other than Mr. Hart.

During Fiscal 2007, the Board had standing Audit, Nominating and Corporate Governance, Leadership Development and Compensation, and Infrastructure Committees. The members of each Committee as of the end of Fiscal 2007, their principal functions and the number of meetings held in Fiscal 2007 are shown below:

Name of Committee and Members(1)	Committee Functions	Number of Meetings
AUDIT: John L. Clendenin, Chair David H. Batchelder Gregory D. Brenneman Claudio X. González Laban P. Jackson, Jr. Kenneth G. Langone	• Selects the Company's independent registered public accounting firm • Oversees auditing procedures • Receives and accepts the report of the independent registered public accounting firm • Oversees internal systems of accounting and management control	9
NOMINATING AND CORPORATE GOVERNANCE:(2) Kenneth G. Langone, Chair F. Duane Ackerman Gregory D. Brenneman Laban P. Jackson, Jr. Karen L. Katen	• Makes recommendations for nominees for director • Reviews and monitors activities of Board members • Oversees the Company's corporate governance practices and procedures	7
LEADERSHIP DEVELOPMENT AND COMPENSATION:(3) Bonnie G. Hill, Chair David H. Batchelder Ari Bousbib John L. Clendenin Armando Codina Claudio X. González	• Reviews and recommends compensation of directors and executive officers • Administers stock incentive and purchase plans • Makes grants of stock and option awards pursuant to stock incentive plans • Reviews and recommends policies, practices and procedures concerning human resource-related matters	11
INFRASTRUCTURE COMMITTEE:(2)(4) Milledge A. Hart, III, Chair F. Duane Ackerman Ari Bousbib Bonnie G. Hill Karen L. Katen	• Reviews and recommends practices and procedures concerning supply chain, logistics and information technology and information security	3
(1)
Effective May 21, 2008, the standing Board Committees will be comprised as follows:
•
Audit Committee: David H. Batchelder (Chair), F. Duane Ackerman, Ari Bousbib, Albert P. Carey and Brian C. Cornell.
•
Nominating and Corporate Governance Committee: Bonnie G. Hill (Chair), Gregory D. Brenneman, Armando Codina and Karen L. Katen.
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Leadership Development and Compensation Committee: Gregory D. Brenneman (Chair), David H. Batchelder, Armando Codina, Bonnie G. Hill and Karen L. Katen.
•
Infrastructure Committee: Ari Bousbib (Chair), F. Duane Ackerman, Albert P. Carey and Brian C. Cornell.
(2)
Thomas J. Ridge and Helen Johnson-Leipold served as members of the Nominating and Corporate Governance Committee and the Infrastructure Committee until they resigned from the Board on May 24, 2007 and November 15, 2007, respectively.
(3)
Angelo R. Mozilo and Lawrence R. Johnston served as members of the Leadership Development and Compensation Committee and the Infrastructure Committee until they resigned from the Board on May 24, 2007 and December 13, 2007, respectively.
(4)
The Board renamed the Information Technology Advisory Council the Infrastructure Committee on November 15, 2007.

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
(ITEM 1 ON THE PROXY CARD)

Directors are elected by shareholders every year. The nominees named below are standing for election to hold office until the 2009 Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board and the Nominating and Corporate Governance Committee have recommended all nominees for election. Each nominee is currently a member of the Board and has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board.

F. DUANE ACKERMAN, 65, Director since 2007

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Served as Chairman and Chief Executive Officer of BellSouth Corporation, a communications company, until December 2006; retired as Chairman Emeritus in March 2007
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Member of the Board of:
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Allstate Corporation
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United Parcel Service, Inc.

DAVID H. BATCHELDER, 58, Director since 2007

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Principal of Relational Investors LLC, an investment advisory firm, since 1996

FRANCIS S. BLAKE, 58, Director since 2006

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Chairman of The Home Depot, Inc. since January 2007 and Vice Chairman from October 2006 to January 2007
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Chief Executive Officer of The Home Depot, Inc. since January 2007
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Executive Vice President–Business Development and Corporate Operations of The Home Depot, Inc. from March 2002 to January 2007
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U.S. Deputy Secretary of Energy from May 2001 to March 2002
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Senior Vice President of General Electric Company, a diversified industrial corporation, from June 2000 to May 2001
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Vice President of GE Power Systems, a supplier of power generation and energy-delivery technology, from February 1996 to June 2000
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Member of the Board of The Southern Company

ARI BOUSBIB, 46, Director since 2007

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President of Otis Elevator Company, a manufacturer and maintainer of people-moving products, since 2002

GREGORY D. BRENNEMAN, 46, Director since 2000

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President, Chief Executive Officer and member of the board of Quiznos, a national quick-service restaurant, since January 2007
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Chairman and Chief Executive Officer of TurnWorks, Inc., a private equity firm, since November 1994
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Chairman of Burger King Corporation, a fast-food hamburger restaurant chain, from February 2005 to April 2006 and Chief Executive Officer and member of the Board of Burger King from August 2004 to April 2006
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President and Chief Executive Officer of PwC Consulting, the global business and consulting unit of PricewaterhouseCoopers, from June 2002 to October 2002
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President of Continental Airlines, Inc., an international commercial airline company, from 1996 to 2001 and member of the Board and Chief Operating Officer of Continental Airlines from 1995 to 2001
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Member of the Board of Automatic Data Processing, Inc.

ALBERT P. CAREY, 56, Director since 2008

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President and Chief Executive Officer of Frito-Lay North America since June 2006
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President of PepsiCo Sales from February 2003 until June 2006
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Chief Operating Officer of PepsiCo Beverages & Foods North America from June 2002 to February 2003

ARMANDO CODINA, 61, Director since 2007

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Chief Executive Officer and President of Flagler Development Group, a real estate development company, since 2006
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Chairman and Chief Executive Officer of Codina Group, a real estate development company, from 1979 until 2006
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Member of the Board of:
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AMR Corporation
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General Motors Corporation
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Merrill Lynch & Co., Inc.

BRIAN C. CORNELL, 48, Director since 2008

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Chief Executive Officer of Michaels Stores, Inc. a specialty retailer, since June 2007
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Executive Vice President and Chief Marketing Officer of Safeway, Inc., a food and drug retailer, from April 2004 through June 2007
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President of Pepsi Cola North America's Food Services Division and Senior Vice President of Sales from March 2003 through April 2004

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
 (ITEM 1 ON THE PROXY CARD)

BONNIE G. HILL, 66, Director since 1999

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President of B. Hill Enterprises, LLC, a consulting firm specializing in corporate governance and board organizational and public policy issues, since 2001
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Co-founder of Icon Blue, Inc., a brand marketing company, and Chief Operating Officer since 1998
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President and Chief Executive Officer of The Times Mirror Foundation, a charitable foundation affiliated with Tribune Company, from 1997 to 2001
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Senior Vice President, Communications and Public Affairs of the Los Angeles Times, a daily newspaper and subsidiary of Tribune Company, from 1998 to 2001
•
Member of the Board of:
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AK Steel Holding Corporation
-
California Water Service Group
-
YUM! Brands, Inc.

KAREN L. KATEN, 59, Director since 2007

•
Chairman of the Pfizer Foundation, a charitable foundation affiliated with Pfizer Inc., since 2006
•
Retired in 2007 as Vice Chairman and President of Pfizer Human Health of Pfizer Inc., a global pharmaceutical company
•
Member of the Board of:
-
General Motors Corporation
-
Harris Corporation

WE RECOMMEND THAT YOU VOTE
FOR THE ELECTION OF EACH
NOMINEE TO
THE BOARD OF DIRECTORS

PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP
(ITEM 2 ON THE PROXY CARD)

The Audit Committee has appointed KPMG LLP to serve as the Company's Fiscal 2008 independent registered public accounting firm. Although the Company's governing documents do not require the submission of this matter to shareholders, the Board considers it desirable that the appointment of KPMG LLP be ratified by shareholders. If the appointment of KPMG LLP is not ratified, the Committee will reconsider the appointment.

Audit services provided by KPMG LLP for Fiscal 2007 included the examination of the consolidated financial statements of the Company, audit of the Company's internal control over financial reporting, audit of HD Supply, which was disposed of in August 2007, and services related to periodic filings made with the Securities and Exchange Commission ("SEC"). Additionally, KPMG LLP provided certain services relating to the consolidated quarterly reports and annual and other periodic reports at international locations and tax and other services as described on page 62 of this Proxy Statement.

One or more representatives of KPMG LLP will be present at the Meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

WE RECOMMEND THAT YOU
VOTE FOR THE RATIFICATION OF
KPMG LLP AS THE COMPANY'S
FISCAL 2008 INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

PROPOSAL TO APPROVE MATERIAL TERMS OF OFFICER PERFORMANCE GOALS UNDER THE MANAGEMENT INCENTIVE PLAN
(ITEM 3 ON THE PROXY CARD)

The MIP is the Company's annual cash-based incentive plan that rewards eligible associates for the achievement of financial and non-financial performance objectives that are established at the beginning of each fiscal year by the Leadership Development and Compensation Committee of the Board of Directors. The Company's shareholders are being asked to approve the material terms of compensation payable to officers under the MIP to qualify the compensation as "performance based" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Such performance-based compensation is exempt from the deduction limitation of Section 162(m) and, thus, is fully deductible by the Company for tax purposes. The Board and the Committee have approved this proposal and recommend that shareholders vote "For" its approval.

Code Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and the three other most highly compensated executive officers of a public company, other than the chief financial officer. However, compensation paid based solely upon the achievement of objective performance goals, the material terms of which are approved by shareholders, is exempt from this limitation and is deductible. The rules pertaining to Code Section 162(m) require shareholder approval of the material terms of the performance goals included in the MIP at least once every five years. In order to meet this requirement, the shareholders are being asked to approve the MIP with respect to the Company's officers.

The MIP was last approved by Company shareholders on May 30, 2003. The Board amended the MIP effective February 4, 2008 to add additional strategic performance goals. The material terms that must be approved include (1) the associates eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.

The performance-based compensation being considered will be paid under the MIP to Company officers, although associates who are not officers also participate in the MIP. Non-employee directors are not eligible to participate in the MIP. There were 124 officers who participated in the Fiscal 2007 MIP. The Committee, in its discretion, may authorize awards of compensation that are intended to qualify as performance-based compensation under Code Section 162(m) as well as awards of compensation that are not intended to so qualify, and an individual may receive both types of awards. Any award that is intended to qualify as performance-based compensation will be designated as such.

MIP awards that are intended to be exempt from Code Section 162(m) will be based on one or more of the following performance objectives:

Financial Return:

•
return on equity
•
return on capital
•
return on assets
•
return on investment

Earnings:

•
earnings per share
•
total earnings
•
earnings growth
•
earnings before or after interest and taxes
•
earnings before taxes
•
earnings before or after interest, taxes, depreciation and amortization
•
operating profit
•
net income

Sales:

•
total sales
•
sales growth
•
comparable store sales
•
sales per square foot
•
average ticket sales
•
sales per operating store

Stock Price:

•
increase in the fair market value of the common stock
•
total return to shareholders

Cash Flow:

•
cash flow
•
operating cash flow
•
free cash flow
•
cash flow return on investment

PROPOSAL TO APPROVE MATERIAL TERMS OF OFFICER PERFORMANCE GOALS UNDER THE MANAGEMENT INCENTIVE PLAN
 (ITEM 3 ON THE PROXY CARD)

Store:

•
inventory shrinkage goals
•
stocking and other labor hours goals
•
store payroll goals
•
markdown goals
•
workers' compensation goals

Balance Sheet:

•
inventory
•
inventory turns
•
receivables turnover

Other Strategic Goals:

•
gross margin
•
gross margin return on investment
•
market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas
•
timely and successful completion of key Company projects (including, for example, timely completion within budget)
•
economic value added
•
internal rate of return
•
net present value targets
•
expense or cost level targets
•
Employer of Choice survey results
•
customer satisfaction based on specified objective goals or a Company-sponsored customer survey
•
diversity goals
•
attrition improvements
•
productivity improvements
•
operating cost management targets
•
safety record goals

MIP awards are made for each fiscal year. For Fiscal 2008, MIP awards for officers below the Executive Vice President level will be based on two six-month performance periods. The Committee selects the key associates eligible to participate in the MIP and establishes the performance objectives that pertain to each participant's awards. The target and maximum bonus payout levels are determined as a percentage of the participant's base salary. The Committee may provide for a threshold level of performance below which no compensation will be paid and a maximum level of performance above which no additional compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance. The Committee establishes the specific terms of the awards within the first 90 days of the performance period and before expiration of 25% of the performance period and, within 90 days after the end of each fiscal year, certifies whether the target level of performance has been attained. In the case of awards that are intended to qualify as performance-based compensation under Code Section 162(m), the Committee does not have discretion to determine that such compensation will be paid if the target level of performance is not attained. All amounts payable under the MIP will be paid as soon as practicable after the Committee's certification, unless the associate elects to defer payment under the Company's non-qualified deferred compensation plan.

For Fiscal 2008, the Committee has established payment criteria for MIP awards, payable to officers if performance goals are achieved, as set forth in the table below. Fiscal 2007 MIP awards for named executive officers are reported in

PROPOSAL TO APPROVE MATERIAL TERMS OF OFFICER PERFORMANCE GOALS UNDER THE MANAGEMENT INCENTIVE PLAN
 (ITEM 3 ON THE PROXY CARD)

the Bonus and Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table and discussed in Compensation Discussion & Analysis of this Proxy Statement.

The Home Depot Management Incentive Plan (Fiscal 2008 Awards Payable If Performance Goals Achieved)
	Dollar Value ($) Performance-Based Compensation (70% Financial; 30% Strategic)
Name and Position	Threshold	Target	Maximum
Francis S. Blake, Chairman & CEO	$205,000	$2,050,000	$2,193,500
Carol B. Tomé, CFO & EVP – Corporate Services	$113,750	$1,137,500	$1,217,125
Robert P. DeRodes, EVP – CIO	$75,200	$752,000	$804,640
Craig A. Menear, EVP – Merchandising	$67,500	$675,000	$722,250
Annette M. Verschuren, Pres. – Canada & Asia	$59,908	$599,079	$641,015
Executive Officer Group (includes the above officers)	$861,433	$8,614,329	$9,217,332

	Dollar Value ($) Performance-Based Compensation (70% Financial)
			Dollar Value ($) Non-Performance-Based Compensation (30% Non-Financial)
	Target	Maximum
Non-Executive Officer Group	$13,320,419	$14,652,461	$5,708,751

The maximum amount of performance-based compensation that may be paid to any participant in the MIP in any one fiscal year is 0.3% of the Company's net income for such fiscal year. This limitation may not be increased without shareholder approval.

If this proposal is not approved, awards granted under the MIP will not qualify for the performance-based exemption from Code Section 162(m), and therefore may not be tax deductible by the Company.

The above is a summary of the material terms of the officer performance goals under the MIP and does not purport to be a complete description. It is qualified in its entirety by reference to the full text of the MIP, a copy of which was filed with the SEC on April 11, 2008. Requests for copies may also be made in writing as follows: Assistant Secretary, The Home Depot, Inc., 2455 Paces Ferry Road, C-20, Atlanta, Georgia, 30339.

WE RECOMMEND THAT YOU VOTE "FOR"
APPROVAL OF THE MATERIAL TERMS OF
OFFICER PERFORMANCE GOALS UNDER THE
MANAGEMENT INCENTIVE PLAN

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF RESERVED SHARES
(ITEM 4 ON THE PROXY CARD)

The Company's shareholders are asked to approve a proposal to amend the ESPP to increase the number of shares of common stock available for purchase by U.S. associates by 15 million shares. The ESPP is a broad-based plan that allows associates (i.e., Company employees) to purchase shares of Company common stock at a 15% discount at the end of each six-month purchase period. The total reserved shares, including the 15 million additional shares requested, is 1% of the Company's outstanding shares. The Board of Directors and the Leadership Development and Compensation Committee have approved this proposal and recommend that shareholders vote "For" its approval.

The ESPP is a key benefit to associates and an important part of our total rewards program. The ESPP provides a convenient way for associates to purchase shares at a discounted price, to have a vested interest in our success and to align their interests with our customers and shareholders. The popularity of the ESPP, along with the growth of our associate base, has generated the need for additional ESPP shares. On May 30, 2001, shareholders approved a 30,000,000 share increase. As of March 24, 2008, the ESPP had issued 26,580,071 of these shares, and 3,419,929 shares remain available for future issuance. We believe the additional 15 million shares will be sufficient for purchases for approximately five years.

If approved, the additional shares of common stock will have the same voting, dividend and other rights as all other shares of our common stock.

All U.S. associates employed by the Company and its subsidiaries are eligible to participate in the U.S. ESPP. Associates must be actively employed on the last day of the purchase period to receive their shares. Participation in the ESPP is voluntary. As of March 17, 2008, approximately 301,444 U.S. associates were eligible to participate.

The ESPP consists of two annual purchase periods, beginning on January 1st and July 1st of each year. Each purchase period lasts six months. Associates may participate in one or both purchase periods. Associates fund their purchases through voluntary payroll deductions that accumulate in accounts maintained in each associate's name. No interest accrues on payroll deductions. At the end of each purchase period, the amount credited to the associate's account is applied to the purchase of Company shares at a price equal to 85% of the closing stock price on the last day of the purchase period.

The following table reflects actual share purchases under the ESPP during Fiscal 2007:

The Home Depot Employee Stock Purchase Plan (Shares Purchased By U.S. Associates During Fiscal 2007)
Name and Position	Dollar Value ($) Shares Purchased	Number of Shares Purchased
Francis S. Blake, Chairman & CEO	N/A	N/A
Carol B. Tomé, CFO & EVP – Corporate Services	20,821	623
Robert P. DeRodes, EVP – CIO	20,821	623
Craig A. Menear, EVP – Merchandising	N/A	N/A
Annette M. Verschuren, Pres. – Canada & Asia	N/A	N/A
Executive Group (including the officers above)	92,717	2,807
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group (all U.S. associates other than Executive Group)	79,171,909	2,779,206

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF RESERVED SHARES
 (ITEM 4 ON THE PROXY CARD)

There are three limitations as to how many shares an associate may purchase:

•
Associates may not elect payroll deductions exceeding 20% of their gross annual pay. If associates enroll for both purchase periods, the combined deduction cannot exceed 20% of their gross annual income;
•
Associates who own 5% or more of the Company's outstanding shares, including options to purchase stock, as a result of ESPP participation cannot enroll in the ESPP; and
•
Associates may not purchase shares under the ESPP with a fair market value of more than $25,000 in a given calendar year.

TAX CONSEQUENCES OF THE ESPP

The following information is a general summary of the federal income tax consequences of the ESPP to U.S. associates and to the Company. Tax laws may change, and actual tax consequences will depend on the associate's individual circumstances as well as state and local tax laws. We encourage associates to seek tax advice when they participate in the ESPP. The ESPP is intended to qualify as an "employee stock purchase plan" under Code Section 423.

Tax Treatment of Participants.    Participants will not recognize income when they enroll in the ESPP or when they purchase shares. All tax consequences are deferred until the participant disposes of the shares. If the participant holds the shares for one year or more after the purchase date and two years or more after the offering date, or if the participant dies while owning the shares, the participant will generally recognize ordinary income when disposing of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% of the fair market value of the shares on the offering date, whichever is less. Any additional gain will be taxed as long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, but the participant will have a long-term capital loss for the difference between the purchase price and the sale price. If a participant sells or gifts the shares less than one year after the purchase date or less than two years after the offering date, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the purchase date. The difference between the sale price and the fair market value on the purchase date will be a capital gain or loss.

Tax Treatment of Company.    When a participant recognizes ordinary income by disposing of shares before the one-year or two-year holding period ends, the Company will generally be entitled to a tax deduction in the amount of the ordinary income.

The above is a summary of the ESPP and does not purport to be a complete description. It is qualified in its entirety by reference to the full text of the ESPP, a copy of which was filed with the SEC on April 11, 2008. Requests for copies may also be made in writing as follows: Assistant Secretary, The Home Depot, Inc., 2455 Paces Ferry Road, C-20, Atlanta, Georgia, 30339.

WE RECOMMEND THAT YOU VOTE "FOR"
THE AMENDMENT TO THE COMPANY'S EMPLOYEE
STOCK PURCHASE PLAN TO INCREASE RESERVED SHARES

SHAREHOLDER PROPOSAL REGARDING POLITICAL NONPARTISANSHIP
(ITEM 5 ON THE PROXY CARD)

Mrs. Evelyn Y. Davis, located at Watergate Office Building, Suite 215, 2600 Virginia Avenue, N.W., Washington, D.C. 20037, is the beneficial owner of 200 shares of the Company's common stock and has submitted the following resolution:

  RESOLVED:    "That the stockholders of Home Depot assembled in Annual Meeting in person and by proxy, hereby recommend that the Corporation affirm its political non-partisanship. To this end the following practices are to be avoided:

    "(a)
    The handing of contribution cards of a single political party to an employee by a supervisor.

    "(b)
    Requesting an employee to send a political contribution to an individual in the Corporation for a subsequent delivery as part of a group of contributions to a political party or fund raising committee.

    "(c)
    Requesting an employee to issue personal checks blank as to payee for subsequent forwarding to a political party, committee or candidate.

    "(d)
    Using supervisory meetings to announce that contribution cards of one party are available and that anyone desiring cards of a different party will be supplied one on request to his supervisor.

    "(e)
    Placing a preponderance of contribution cards of one party at mail station locations."

  REASONS:    "The Corporation must deal with a great number of governmental units, commissions and agencies. It should maintain scrupulous political neutrality to avoid embarrassing entanglements detrimental to its business. Above all, it must avoid the appearance of coercion in encouraging its employees to make political contributions against their personal inclination. The Troy (Ohio) News has condemned partisan solicitation for political purposes by managers in a local company (not Home Depot)." "And if the Company did not engage in any of the above practices, to disclose this to ALL shareholders in each quarterly report."

  "Last year the owners of 118,430,865 shares, representing 10.2% of shares voting, voted FOR this proposal."

  "If you AGREE, please mark your proxy FOR this resolution."

RESPONSE TO PROPOSAL REGARDING POLITICAL NONPARTISANSHIP

The Company recommends that you vote against this shareholder proposal, which shareholders rejected at the 2005, 2006 and 2007 annual meetings. The Company already has a policy supporting political non-partisanship that prohibits the activities proposed to be banned by this proposal, plus more. Such activities are also illegal under federal election law. The policy states that "The Home Depot . . . does not permit the use of corporate resources or company time for personal political matters" and "The Home Depot does NOT allow solicitation or distribution of literature on company property by any associate or organization unless required by law." Since the Company already maintains a formal policy that supports a nonpartisan atmosphere and addresses the specific concerns raised by this proposal, the Company does not believe that adoption of the proposal would enhance its existing commitment to nonpartisan political activities.

WE RECOMMEND THAT YOU
VOTE AGAINST THE ADOPTION OF
THIS SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETINGS
(ITEM 6 ON THE PROXY CARD)

Mr. John Chevedden, located at 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, is the beneficial owner of not less than 100 shares of the Company's common stock and has submitted the following resolution:

6 – Special Shareholder Meetings

RESOLVED, Special Shareholder Meetings, Shareholders ask our board to amend our bylaws and any other appropriate governing documents in order that there is no restriction on the shareholder right to call a special meeting, compared to the standard allowed by applicable law on calling a special meeting.

Special meetings allow investors to vote on important matters, such as a takeover offer, that can arise between annual meetings. If shareholders cannot call special meetings, management may become insulated and investor returns may suffer.

Shareholders should have the ability to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important regarding a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Fidelity and Vanguard support a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System, also favor this right.

Eighteen (18) proposals on this topic averaged 56%-support in 2007 – including 74%-support at Honeywell (HON) according to RiskMetrics

The merits of this proposal should also be considered in the context of our company's overall corporate governance structure and individual director performance. For instance in 2007 the following structure and performance issues were identified:

•
The Corporate Library (TCL) http://www.thecorporatelibrary.com, an independent investment research firm, rated our company:

    "F" in Overall Board Effectiveness.

    "Very High Concern" in Board Composition.

    "Very High Concern" in CEO Compensation – $131 million.

    "High Governance Risk Assessment."

•
We did not have an Independent Board Chairman – Independence concern.
•
And instead of an Independent Lead Director we had Mr. Langone, who had potentially compromising non-director business with our company, 29-years director tenure, plus our 33%-withhold votes at our 2007 annual meeting.
•
Mr. Langone, who also served on our key Audit and Nomination Committees, was rated a "Problem Director" by The Corporate Library due to his NYSE board service during the tenure of its flawed CEO "Dick" Grasso.
•
Mr. Gonzales had our second highest withhold votes in 2007 – 27%.

Additionally:

•
Mr. Clendenin, was potentially overextended, with service on our key audit and executive pay committees combined with his five board seats which included two companies rated "D" by The Corporate Library:

    Equifax (EFX)

    Acuity Brands (AYI)

SHAREHOLDER PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETINGS
 (ITEM 6 ON THE PROXY CARD)

•
We had no shareholder right to:

    1)    Cumulative voting.

    2)    Act by written consent.

•
Our management could be vulnerable high supporting votes on future shareholder proposals on the above topics.
•
Our Directors still had a $1 million retirement gift program – Conflict of interest concern.
•
A director who resigns to object to mismanagement does not qualify for this $1 million retirement gift program.

The above concerns shows there is room for improvement and reinforces the reason to take one step forward now and encourage our board to respond positively to this proposal:

Special Shareholder Meetings –
Yes on 6

RESPONSE TO PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETINGS

The Company recommends that you vote against this proposal. If adopted and implemented, this proposal would allow special interest shareholders to use Company resources – including money and management time – to advance special causes that are not in the best interests of the Company and its broader shareholder base. A shareholders meeting consumes significant resources and takes the time and focus of management and the Board to prepare for and participate in the meeting. Under the Company's charter and By-Laws, a special meeting of the shareholders may be called by the Board or the Chairman of the Board when it is determined to be in the best interests of the Company. This proposal undermines that basic principle by seeking to provide for "no restriction on the shareholder right to call a special meeting." By its terms, the proposal would allow any shareholder to usurp Company resources to advance narrow interests with no limitation on the number or frequency of such meetings, no minimum number of shares required to be held by such shareholder, no minimum holding period for such shares and without regard for the interests of the Company or other shareholders. Senior management and the Board are intensely focused on successfully implementing the Company's business plan to create shareholder value. This proposal would allow a small minority of shareholders with narrow interests to distract them from that focus.

WE RECOMMEND THAT YOU
VOTE AGAINST THE ADOPTION OF
THIS SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL REGARDING EMPLOYMENT DIVERSITY REPORT DISCLOSURE
(ITEM 7 ON THE PROXY CARD)

Trillium Asset Management Corporation, located at 711 Atlantic Avenue, Boston, Massachusetts 02111, is the beneficial owner of more than $2,000 of shares of the Company's common stock and has submitted the following resolution as lead proponent along with other co-proponents:

WHEREAS: Equal employment opportunity (EEO) is a fair employment practice and an investment issue. We believe that companies with a good EEO record have a competitive advantage in employee recruitment and retention. Moreover, U.S. customers are increasingly diverse. A representative work force is more likely to anticipate and respond effectively to evolving consumer demand.

Conversely, allegations of discrimination in the workplace have created a significant burden for shareholders due to the high cost of litigation and the potential loss of government contracts. Such litigation may also damage a company's reputation.

Specifically, the cost to Home Depot shareholders for settling discrimination lawsuits has exceeded $100 million in the last 11 years. While Home Depot's most significant EEO settlement of $87 million was in 1997, allegations of discrimination have persisted. In 2004, Home Depot agreed to pay $5.5 million to settle U.S. Equal Employment Opportunity Commission charges of class-wide gender, race and national origin discrimination at more than 30 Colorado stores. Most recently, in 2006, Home Depot paid $125,000 to settle a racial discrimination suit.

In U.S. corporations, women and minorities comprise 47% and 27% of the workforce, respectively, yet they represent less than 19% and 11% of the executive-level positions. Representation in management is better, but still disproportionately low at 36% for women and 17% for minorities (Peopleclick Research Institute, 02/04, using U.S. Census Bureau's Census 2000 Special Equal Employment Opportunity Tabulation).

We agree with a recommendation of the 1995 bipartisan Glass Ceiling Commission that "public disclosure of diversity data – specifically data on the most senior positions – is an effective incentive to develop and maintain innovative, effective programs to break the glass ceiling barriers."

Many major U.S. corporations provide diversity reports with detailed EEO information, including some that have experienced large discrimination lawsuits, such as Wal-Mart, Texaco and Coca-Cola.

In 2001 Home Depot, in an agreement with a coalition of more than two dozen institutional investors, began providing EEO information to investors upon request. Since then, however, Home Depot has reversed its policy on disclosures of this information.

Home Depot shareholder votes in favor of a comprehensive diversity report surpassed 26%, 36% and 30% in 2007, 2006 and 2005, respectively – sending a strong signal to management that shareowners desire increased accountability on EEO.

Home Depot has demonstrated leadership on corporate social responsibility issues. We ask the company to expand upon its leadership by honoring its previous commitment to EEO disclosure.

RESOLVED: The shareholders request that Home Depot prepare a diversity report, at reasonable cost and omitting confidential information, available to investors by September 2008, including the following:

1.
A chart identifying employees according to their gender and race in each of the nine major EEOC-defined job categories for the last three years, listing numbers or percentages in each category;

2.
A summary description of any affirmative action programs to improve performance, including job categories where women and minorities are underutilized; and

3.
A description of any policies and programs oriented specifically toward increasing the number of managers who are qualified females or minorities.

RESPONSE TO PROPOSAL REGARDING EMPLOYMENT DIVERSITY REPORT DISCLOSURE

The Company recommends that you vote against this proposal, which shareholders rejected at six previous annual meetings. The Company does not believe adoption of this proposal would enhance its unwavering commitment to equal opportunity in any meaningful way. This commitment is evidenced by the Company's creation of an Inclusion Council to focus on diversity issues affecting the Company and the establishment of a hotline to promote the anonymous reporting of concerns regarding the Company's Business Code of Conduct and Ethics. The Company also has appointed a Vice President of Diversity and Inclusion to provide focused leadership and to develop an inclusive work environment in which all associates are valued, respected and supported to do their best work. The Company's commitment to diversity is further evidenced through affirmative action programs in each of its 2,000+ stores and the quality of associates that serve customers each day. In addition, the Company prepares and files its EEO-1 report with the Equal Employment Opportunity Commission each year. The Company does not believe that public dissemination of this information, which could be manipulated or misinterpreted by those with interests adverse to the Company, would further promote the goal of equal employment opportunity in any meaningful way. Having demonstrated its leadership and support for the real issues presented by this proposal, the Company does not believe that adoption of the proposal would enhance its values or its unwavering commitment to equal employment opportunities.

WE RECOMMEND THAT YOU
VOTE AGAINST THE ADOPTION OF
THIS SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL REGARDING EXECUTIVE OFFICER COMPENSATION
(ITEM 8 ON THE PROXY CARD)

New York City Employees' Retirement System, located at 1 Centre Street, Room 736, New York City, New York 10007, is the beneficial owner of 1,990,855 shares of the Company's common stock and has submitted the following resolution:

ADVISORY VOTE ON PAY

        RESOLVED, that shareholders of The Home Depot, Inc. ("The Home Depot, Inc.") urge the board of directors to adopt a policy that The Home Depot, Inc. shareholders be given the opportunity at each annual meeting of shareholders to vote on an advisory resolution, to be proposed by The Home Depot, Inc.'s management, to ratify the compensation of the named executive officers ("NEOs") set forth in the proxy statement's Summary Compensation Table (the "SCT") and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

        Investors are increasingly concerned about mushrooming executive compensation which sometimes appears to be insufficiently aligned with the creation of shareholder value. Additionally, recent media attention to questionable dating of stock options grants by companies has raised related investor concerns.

        The SEC has created a new rule, with record support from investors, requiring companies to disclose additional information about compensation and perquisites for top executives. The rule goes into effect this year. In establishing the rule the SEC has made it clear that it is the role of market forces, not the SEC, to provide checks and balances on compensation practices.

        We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with enough mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the "directors' remuneration report," which discloses executive compensation. Such a vote isn't binding, but gives shareholders a clear voice that could help shape senior executive compensation.

        Currently U.S. stock exchange listing standards require shareholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Shareholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages. (See Lucian Bebchuk & Jesse Fried, Pay Without Performance 49 (2004))

        Similarly, performance criteria submitted for stockholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered compensation plans and policies in the previous year.

        Accordingly, we urge The Home Depot, Inc.'s board to allow shareholders to express their opinion about senior executive compensation at The Home Depot, Inc. by establishing an annual referendum process. The results of such a vote would, we think, provide The Home Depot, Inc. with useful information about whether shareholders view the company's senior executive compensation, as reported each year, to be in shareholders' best interests.

        We urge shareholders to vote for this proposal

RESPONSE TO PROPOSAL REGARDING EXECUTIVE OFFICER COMPENSATION

The Company recommends that you vote against this proposal, which shareholders rejected at the 2006 and 2007 annual shareholder meetings. The Company has ongoing, direct communication with shareholders through investor conferences, daily telephone calls and letters. These interactions provide the Company with specific and detailed insights on shareholder concerns as to executive compensation. Shareholder input was proven effective during Fiscal 2006 as the Company discussed executive compensation with shareholders and made changes to its compensation programs. As a result, the Company now relies to a greater extent on at-risk compensation when creating compensation programs for its executive officers.

Furthermore, the Company provides in this Proxy Statement a significant amount of detailed information as to how it sets compensation for its senior officers, which provides a basis for informed discussion with shareholders. On the other hand, this proposal would provide only a blunt, yes or no, after-the-fact referendum on management compensation. It would lack the timeliness, detail and analysis of our current communications with shareholders, and would be a significant reduction in the quality of shareholder feedback on this important topic.

WE RECOMMEND THAT YOU
VOTE AGAINST THE ADOPTION OF
THIS SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL REGARDING PAY-FOR-SUPERIOR PERFORMANCE
(ITEM 9 ON THE PROXY CARD)

United Brotherhood of Carpenters and Joiners of America, located at 101 Constitution Avenue, N.W., Washington D.C. 20001, is the beneficial owner of 31,397 shares of the Company's common stock and has submitted the following resolution:

Pay-for-Superior-Performance Principle Proposal

Resolved:    That the shareholders of The Home Depot, Inc. ("Company") request that the Board of Director's Executive Compensation Committee adopt a pay-for-superior-performance principle by establishing an executive compensation plan for senior executives ("Plan") that does the following:

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Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
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Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
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Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the Plan;
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Establishes performance targets for each Plan financial metric relative to the performance of the Company's peer companies; and
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Limits payment under the annual and performance-vested long-term incentive components of the Plan to when the Company's performance on its selected financial performance metrics exceeds peer group median performance.

Supporting Statement:    We feel it is imperative that executive compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance. The pay-for-performance concept has received considerable attention, yet all too often executive pay plans provide generous compensation for average or below average performance when measured against peer performance. We believe the failure to tie executive compensation to superior corporate performance has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value. Post-employment benefits provided to executives from severance plans and supplemental executive pensions exacerbate the problem.

We believe that the pay-for-superior-performance principle presents a straightforward formulation for senior executive incentive compensation that will help establish more rigorous pay for performance features in the Company's Plan. A strong pay and performance nexus will be established when reasonable incentive compensation target pay levels are established; demanding performance goals related to strategically selected financial performance metrics are set in comparison to peer company performance; and incentive payments are awarded only when median peer performance is exceeded.

We believe the Company's Plan fails to promote the pay-for-superior-performance principle in several important ways. Our analysis of the Company's executive compensation plan reveals the following features that do not promote the pay-for-superior-performance principle:

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Total compensation targets are not disclosed.
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The target performance levels for the annual incentive plan metrics are not peer group related.
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The target performance levels for the cash-based long-term incentive plan are not peer group related.
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Stock options vest 25% per year beginning on the second anniversary of the grant date.
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The performance share awards provide for below target payout.

We believe a plan designed to reward superior corporate performance relative to peer companies will help moderate executive compensation and focus senior executives on building sustainable long-term corporate value.

RESPONSE TO PROPOSAL REGARDING PAY-FOR-SUPERIOR PERFORMANCE

The Company recommends that you vote against this proposal, which shareholders rejected at the 2007 annual meeting. The Company believes it has designed a compensation program that firmly aligns executive officers, including its Chairman and CEO, with shareholders. The Leadership Development and Compensation Committee considers performance when establishing every element of the Company's executive compensation program, including base salaries, incentive bonuses, and various equity awards, including restricted stock and stock options. For example, 89% of the Chairman and CEO's 2007 target compensation was dependent upon the Company's performance. The Company believes that adoption of this proposal would impose substantial restraints on the Committee's ability to exercise its best judgment to develop meaningful programs that require performance and alignment with the interest of shareholders. Such restrictions would limit the Company's ability to compete for, attract and retain executive talent.

WE RECOMMEND THAT YOU
VOTE AGAINST THE ADOPTION OF
THIS SHAREHOLDER PROPOSAL

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Compensation Philosophy and Objectives

Our compensation program is intended to focus and motivate our officers and other key employees to achieve short- and long-term corporate goals that translate into long-term shareholder value, and to enable the Company to attract and retain exceptionally talented individuals. To meet these objectives, we align pay and performance by setting challenging performance goals for our executives and conditioning a significant portion of their compensation on achieving those goals. A significant portion of named executive officer compensation is variable, based on share-price performance, relative shareholder return and overall enterprise and business unit results, as well as individual performance, leadership and potential. We assess executive officers under a rigorous performance management process that takes into account competitive practices at peer companies and our ongoing significant enterprise transformation effort that commenced and continues amidst a challenging economic and business climate.

Fiscal 2007 Overview

The compensation earned by our named executive officers for the year reflects the tough business environment we faced in 2007. No incentive compensation was paid to the named executive officers (other than Ms. Verschuren) under the financial portion of the annual cash bonus plan or the long-term incentive plan since the financial targets were not achieved for either plan.

During 2007, we also completed the sale of HD Supply, our wholesale distribution division, in an effort to increase focus on the core retail business and optimize shareholder value. We entered into a retention agreement with Joseph J. DeAngelo, former Executive Vice President-Chief Operating Officer ("EVP-COO"), in connection with the sale as his cooperation and contribution were considered critical during sale negotiations and closing.

Performance-Based Compensation

For Fiscal 2007, 70% of annual incentive compensation for our named executive officers was tied to Company financial performance, including achievement of pre-established sales and operating profit objectives as set forth in our business plan for the fiscal year. In addition, payments to named executive officers under our cash-based long-term incentive plan ("LTIP") in Fiscal 2007 were conditioned on multi-year growth in earnings per share and, beginning with the Fiscal 2007-2009 performance period, return on invested capital. A significant portion of equity compensation for our named executive officers for Fiscal 2007 was delivered in the form of performance shares and conditioned on the achievement of specified levels of shareholder return relative to other S&P 500 companies.

For Fiscal 2007, approximately 89% of our CEO's target compensation was tied to the achievement of corporate and divisional performance objectives, share-price performance and relative shareholder return. Equity compensation awarded to our CEO for Fiscal 2007 was delivered solely in the form of performance shares and performance-vested stock options that may be exercised only upon attainment of positive share-price performance of 25% or more from the grant date.

In order to simplify the long-term incentive structure, to focus management on fewer performance targets during a challenging economic period and to place greater emphasis on share price performance, the LTIP has been eliminated for Fiscal 2008 and replaced with additional stock option awards.

Benchmarking

We review compensation paid by peer group companies in determining the target compensation provided to the named executive officers. Hewitt Associates provided the peer group data. Hewitt, and in the case of the compensation of the CEO, Towers Perrin, used the Fortune 50 companies to provide market data for compensation of the named executive officers. Not all Fortune 50 companies provided data on each position.

Where Hewitt data are not available for a particular position, we also use Hay Group's retail database to assess competitive market compensation. The following

EXECUTIVE COMPENSATION

retailers were included in the peer group data received from Hay Group:

American Eagle Outfitters, Inc.	Neiman Marcus, Inc.
Belk Corporation, Inc.	Nordstrom, Inc.
Best Buy Co., Inc.	Office Depot Inc.
Costco Wholesale Corporation	OfficeMax Incorporated
CVS Caremark Corporation	Collective Brands, Inc.
Macy's, Inc.	PetSmart, Inc.
The GAP, Inc.	Saks Fifth Avenue Enterprises
J. Crew Group, Inc.	Sears Holdings Corporation
J. C. Penney Company, Inc.	Shopko Stores Operating Co., LLC
Kohl's Corporation	Smart & Final Stores LLC
Limited Brands, Inc.	Staples, Inc.
Lowe's Companies, Inc.	Target Corporation
Meijer, Inc.	The TJX Companies, Inc.
Mervyns LLC	Wal-Mart Stores, Inc.
Michaels Stores, Inc.

Role of Leadership Development and Compensation Committee

Our executive compensation program is overseen and administered by the Leadership Development and Compensation Committee, which is comprised entirely of independent directors, as determined in accordance with New York Stock Exchange and Internal Revenue Code rules. The Committee operates under a written charter adopted by the Board. A copy of the charter is available on our web site at www.homedepot.com under "Investor Relations," and in print upon request. The Committee has the ultimate authority to make decisions with respect to the compensation of our named executive officers other than the CEO, but may, if it chooses, delegate any of its responsibilities to subcommittees. The Committee has not delegated any of its authority with respect to the compensation of any executive officer. All decisions with respect to the compensation of the CEO are made by the independent members of the Board.

Role of Executive Officers in Compensation Decisions

The Committee Chair develops the agenda for each Committee meeting in consultation with the Executive Vice President – Human Resources ("EVP-HR"). The EVP-HR is responsible for developing appropriate materials for the Committee's review and consideration, including recommendations as to the amount and form of executive compensation, and for reviewing these materials and recommendations with the Committee Chair and the Committee's independent compensation consultant before each Committee meeting. During Fiscal 2007, we used Hewitt Associates to provide research and market data to assist the EVP-HR in developing executive compensation recommendations and materials for the Committee's review. Hewitt Associates has historically performed other human resources consulting services for us, including employee benefits administration and recordkeeping services. The CEO has input on the recommendations to the Committee with respect to the compensation of our senior leadership team and other officers. The Committee considers, but is not bound to and does not always accept, management's recommendations with respect to executive compensation. The Committee also typically seeks input from its independent compensation consultant prior to making any final determinations. Both the EVP-HR and the CEO regularly attend Committee meetings, excluding portions of meetings where their compensation is discussed.

Role of Compensation Consultant in Compensation Decisions

The Committee engaged Towers Perrin as its independent compensation consultant during Fiscal 2007 for research, market data and survey information and design expertise in developing executive and director compensation programs. Towers Perrin advises the Committee on all principal aspects of executive compensation, including the competitiveness of program design and award values, and provides executive compensation analyses with respect to the named executive officers and other executives. Towers Perrin generally attends Committee meetings, participates in executive sessions without members of management in attendance, and also communicates with the Committee outside of meetings. The Committee first retained Towers Perrin in January 2005. Towers Perrin reports directly to the Committee, although it may meet with management from time to time for purposes of gathering information, reviewing and providing input to management on recommendations, proposals and materials that management may take to the Committee. The Committee is free to replace the consultant or hire additional consultants at any time.

Towers Perrin is independent pursuant to the policy adopted by the Committee, which prohibits Towers Perrin from providing services or products of any kind to us or our management. No affiliate of the consultant or advisor may receive payments from us or our management that would exceed 2% of the consolidated gross revenues of Towers Perrin and its affiliates during any year. Towers Perrin did not

EXECUTIVE COMPENSATION

provide any services to us or management during Fiscal 2007. During Fiscal 2007, we paid Tillinghast, a subsidiary of Towers Perrin, for actuarial services in an amount that was significantly less than 2% of the consolidated gross revenues of Towers Perrin and its affiliates. The Committee monitors these independence requirements and requires an annual certification from Towers Perrin confirming compliance with the Committee's independence policy.

We use Hewitt Associates to provide peer group data in determining the target compensation provided to named executive officers and making recommendations to the Committee and its independent compensation consultant regarding the compensation of our senior executives and other officers. Where Hewitt data are not available for a particular position, we also use Hay Group's retail database to assess competitive market compensation. The Company engages Hewitt and Hay Group, and these consultants report exclusively to us.

Elements of Our Compensation Programs

Our compensation programs consist of the following principal elements: (1) base salary; (2) annual incentives; (3) long-term incentives, including equity awards; (4) deferred compensation; (5) executive perquisites and other benefits; and (6) broad-based benefit programs. Base salary is set with the goal of attracting associates and adequately compensating and rewarding them on a day-to-day basis for time spent and services performed, while our annual and long-term incentives and equity programs are designed to provide an incentive and reward for the achievement of individual performance goals and annual and long-term business objectives as well as to retain key talent. We do not have a formal policy for allocating between cash and non-cash compensation, but generally place a greater emphasis on equity-based compensation in arriving at total compensation. While we do not target any specific peer group percentile ranking for total compensation for the named executive officers, the Committee does review the executive's compensation history and peer group market position in awarding annual compensation. For Fiscal 2007, we considered several factors, including current market conditions, business results, individual performance, leadership, potential and retention in determining annual salary and bonus levels and long-term incentive awards. Each element of our compensation programs is more fully discussed below:

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Base Salaries:    We provide competitive base salaries that allow us to attract and retain a high-performing leadership team. Base salaries for our named executive officers are reviewed and adjusted on an annual basis. Merit increases are typically considered in April of each fiscal year, and are established based on a comprehensive performance management process that assesses each named executive officer's leadership and performance over the previous year, as well as the named executive officer's potential for development and performance in the future. In establishing base salaries for Fiscal 2007, the Committee considered many factors, including total compensation, scope of responsibilities, years of experience, internal equity and the competitive marketplace. We do not target any specific peer group percentile ranking or proportion of total compensation when setting base salary. The named executive officers received annual salary increases in April 2007 ranging from 3% to 19%. Mr. Blake's base salary was increased in January 2007 when he was promoted from Executive Vice President to CEO and was not increased again in the April 2007 annual merit review. Mr. Menear received an additional 8.7% salary increase in April 2007 in connection with his promotion to Executive Vice President – Merchandising. Mr. DeAngelo received a 40% salary increase when he was promoted to EVP-COO in January 2007 to achieve the desired market position for the COO position, as well as our desire to retain him during the CEO transition period. Fiscal 2007 base salary was based on a 53-week period.

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Annual Incentive:    All named executive officers participate in the MIP. The MIP is a cash-based incentive plan that rewards executives for the achievement of financial and non-financial performance objectives that are established at the beginning of each fiscal year. The target bonus payout levels are determined as a percentage of base salary, which is 200% for the CEO, 125% for the Chief Financial Officer ("CFO") and former EVP-COO, 100% for other Executive Vice Presidents and 75% for Senior Vice Presidents. The bonus percentage is prorated for actual time in the position. We do not,

EXECUTIVE COMPENSATION

  however, target any specific percentile ranking or proportion of total compensation when setting annual incentive compensation. Seventy percent of the MIP payout is based on achievement of financial performance objectives and 30% is based on achievement of non-financial performance objectives. To further our goal of retaining key talent, an executive must have remained an employee throughout Fiscal 2007 to be eligible for any Fiscal 2007 MIP bonus. The Committee does not have discretion to increase the MIP bonus but may decrease bonuses even if the performance goals are achieved (for example, in light of the industry's or our financial performance and outlook). Financial performance objectives for Fiscal 2007 were based on achievement of pre-established sales and operating profit objectives as set forth in our business plan for the fiscal year. We consider these internal plans to be confidential and competitively sensitive information. It is projected at the start of a performance period that participants will earn target level awards. The targets are set at the beginning of the year with the intent of being challenging but achievable. Therefore, we expect that the targets will be frequently but not automatically achieved. Because actual amounts were less than the target performance levels set at the beginning of the year, no payout was made for Fiscal 2007 under the financial portion of the MIP for named executive officers, other than Ms. Verschuren, who received a Fiscal 2007 bonus based on the achievement of her pre-established sales and operating targets for the Canada division. Individual performance objectives for Fiscal 2007 were based on a combination of leadership, operational, customer service and personnel goals. The CEO recommended to the Committee the non-financial portion of the MIP for named executive officers other than himself based on his review of their individual performance for the year. The Committee considered the CEO's recommendation and achievement of the executive's individual performance objectives, as well as retention and motivation factors, in determining the total cash bonus to be paid to each named executive officer. The Committee can exercise its discretion in modifying any recommendation made by management.

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Long-Term Incentives:    We deliver long-term incentives typically in the form of a cash-based LTIP, shares of restricted stock, deferred shares or deferred stock units, stock options, performance shares and performance-vested options.

  For Fiscal 2007, we awarded the named executive officers (other than the CEO) annual long-term incentives consisting of 42% restricted stock, 21% stock options, 21% performance shares and 16% cash LTIP. We awarded the CEO 42% performance shares, 42% performance-vested options and 16% cash LTIP. The size of each executive's total annual long-term equity incentive was set at a standard, enhanced or premium equity grant level, based on the executive's individual performance rating for the previous fiscal year. The standard level of award for Executive Vice Presidents is designed to deliver equity equal to 100%-125% of the executive's base salary, the enhanced level of award is designed to deliver equity equal to 150%-200% of the executive's base salary, and the premium level of award is designed to deliver equity equal to 300%-400% of the executive's base salary. The standard level of award for Senior Vice Presidents is designed to deliver equity equal to 75%-100% of the executive's base salary, the enhanced level of award is designed to deliver equity equal to 100%-150% of base salary, and the premium level of equity award is designed to deliver equity equal to 200%-300% of the executive's base salary. Cash LTIP awards are determined as a percentage of base salary of 100% for the CEO, 75% for Executive Vice Presidents and 50% for Senior Vice Presidents. The total value of awards granted is based on an overall review of both individual and corporate performance and the value of equity grants of similar officers at comparable companies. The CEO recommended to the Committee the long-term incentive award levels for named executive officers other than himself based on his review of their individual performance for the year. The Committee considered the CEO's recommendation and achievement of the executive's individual performance objectives, as well as retention and motivation factors, in determining the total long-term incentives to be paid to each named executive officer. The Committee can exercise its discretion in modifying any recommendation made by management.

  Equity grants may also be made to newly hired

EXECUTIVE COMPENSATION

  executive officers outside of our annual grant process, upon commencement of employment and, on occasion, to executive officers in connection with a significant change in job responsibility. During Fiscal 2007, we made promotional stock and stock option awards to Mr. Menear in consideration of his assumption of additional responsibilities in connection with his promotion to Executive Vice President – Merchandising. A promotional stock award was also made to Mr. DeAngelo in connection with his promotion to EVP-COO, and to Ms. Verschuren in connection with her assumption of dual responsibilities for the Company's Canada and Asia operations. In each case, other than for Ms. Verschuren, the stock award cliff vests 100% on the fifth anniversary of the grant date, and thereby also serves as a significant retention tool. The stock option awards vest 25% per year on the second, third, fourth and fifth anniversaries of the grant date. The awards vest 100% on termination due to death, disability or change in control. Consistent with common practice, deferred stock units were provided to Ms. Verschuren in lieu of restricted stock to delay her taxing event under Canadian tax laws until the award vests 100% on the third anniversary of the grant date. The vesting of Mr. DeAngelo's promotional award was accelerated at the closing of the sale of HD Supply on August 30, 2007.

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  Long-Term Cash Incentive Plan:    Named executive officers are eligible to participate in our LTIP. For performance periods beginning before 2007, awards are payable only if we achieve specified levels of average diluted earnings per share ("EPS") growth during a three-year performance period. Average diluted EPS is determined by averaging the percentage increase in diluted EPS for each fiscal year in the performance period, inclusive of the impact of any share repurchase program during the performance period for performance periods beginning in Fiscal 2006. Awards are payable in cash at the end of the performance period. We have historically used EPS as a measure of long-term financial performance to provide continuing emphasis on specified financial performance goals that the Committee considers important contributors to long-term shareholder value. For Fiscal 2007, the LTIP program was revised to add a return on invested capital ("ROIC") performance goal, with the revised LTIP payout being equally weighted to achievement of the EPS and ROIC performance goals. The decision to include ROIC as an additional performance measure was based on our desire to focus management on the efficient use of capital. We consider these internal EPS and ROIC plans to be confidential and competitively sensitive information. It is projected at the start of a performance period that participants will earn target level awards. The targets are set at the beginning of the performance period with the intent of being challenging but achievable. Therefore, we expect that the targets will be frequently but not automatically achieved. Because average diluted EPS was less than the target performance levels set at the beginning of the performance period, no payout was made to the named executive officers for the Fiscal 2005-2007 performance period.

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  Stock Options:    We grant stock options with an exercise price equal to the fair market value of our stock on the date of grant. Generally, stock options may be exercised, once vested, over the remainder of the ten-year option term. The options vest 25% per year beginning on the second anniversary of the grant date.

EXECUTIVE COMPENSATION

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  Restricted Stock:    In Fiscal 2007, we granted restricted stock to named executive officers. The annual grant vests 100% on the fifth anniversary of the date of grant, subject to the executive's continued employment through the vesting date.

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  Deferred Shares or Deferred Stock Units:    From time to time, we use deferred shares or deferred stock units to provide equity compensation to a named executive officer. The deferred shares are nonqualified deferred compensation arrangements payable in shares of our common stock. Deferred stock units were provided to Ms. Verschuren in lieu of restricted stock to delay her taxing event under the Canadian tax laws until the award vests.

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  Performance Shares:    For Fiscal 2007, 25% of the equity compensation provided to named executive officers (50% for our CEO) was in the form of performance shares. The performance share award will be paid out at the end of three years based on our relative total shareholder return ("TSR") ranking compared to the TSR ranking of the individual companies included in the S&P 500 (TSR is defined as stock price appreciation and assumes the reinvestment of dividends). Named executive officers will receive 50% of the award if we rank at the 40th percentile, 100% of the award if we rank at the 50th percentile, and 300% of the award if we rank at the 100th percentile of the TSR ranking of the S&P 500. For results between these percentile rankings, payment is determined by interpolation and there is no payout for a ranking below the 40th percentile. Dividends will accrue on performance share awards and be paid upon the payout of the award to the extent the award is earned. In the event of death, disability or retirement at or after age 60, the executive or his or her estate will be entitled to receive any performance shares that otherwise would have been paid had employment continued through the payment date. In the event of death or disability before age 60 and five years of continuous service, the executive or his or her estate will be entitled to receive a prorated portion of the performance shares that otherwise would have been paid had employment continued through the payment date.

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  Performance-Vested Options:    On February 22, 2007, the CEO received an award of $2.5 million in performance-vested options. The stock options will vest only after our stock price has increased 25% over the grant date price for at least 30 consecutive trading days (the "Target Closing Stock Price"). In no event may the options vest sooner than one year from the grant date. The options expire on the earliest of: (a) termination of Mr. Blake's employment, (b) five years from the grant date if the Target Closing Stock Price has not been achieved, or (c) ten years from the grant date. In the event of Mr. Blake's death, disability or retirement at or after he attains age 60 in 2009 with at least five years of continuous service, the stock options will continue to vest and, if vested prior to the fifth anniversary of the grant date, may be exercised until the tenth anniversary of the grant date. If, however, his employment ends due to death or disability before he attains age 60 with five years of continuous service, Mr. Blake's options may only be exercised for one year following the later of the vesting date or the date of termination of his employment.
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Deferred Compensation Plans.    We have two nonqualified deferred compensation arrangements for our executives: the Deferred Compensation Plan For Officers and the FutureBuilder Restoration Plan ("Restoration Plan"). The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals, as more fully described in the narrative to the Nonqualified Deferred Compensation table. Deferred compensation arrangements are standard executive programs, and we believe that these arrangements help us in the recruitment and retention of the executive talent for which we are competing.

EXECUTIVE COMPENSATION

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Perquisites.    We do not view perquisites as a significant element of our comprehensive compensation structure, but we believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We provide the following perquisites:
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Participation in the Supplemental Executive Choice Program ("SECP"), which is an after-tax allowance of $35,000 per calendar year ($25,000 per calendar year for Senior Vice Presidents) that the executive may apply to the purchase of financial planning services, medical services not otherwise covered under our plans, supplemental disability insurance, excess personal liability coverage and coverage under a retiree medical plan.
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Company-paid term life insurance coverage of $30 million for the CEO, $20 million for Executive Vice Presidents and $10 million for Senior Vice Presidents and tax reimbursement to the extent the premium was taxable to the executive. We will continue to pay the premium for the term of the policy, with applicable tax reimbursement, upon retirement of the executive at age 60 or later with at least five years of continuous service with the Company. We will also reimburse the executive for up to $5,000 for professional fees for estate planning with respect to such insurance coverage.
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$250,000 death benefit, less the amount of premiums we pay on the insurance policy, which benefit is continued for life for executives with ten years of service with the Company. Currently, Carol Tomé is the only named executive officer entitled to lifetime death benefit coverage.
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Company-provided car.
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Annual physical examination that is more extensive than that provided under our medical plan; this benefit was eliminated for Fiscal 2008.
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Reimbursement of income and employment tax on benefits such as a long-term disability and life insurance, the SECP allowance, death benefit, Company contributions to the Restoration Plan, and personal use of Company aircraft where attendance of the executive's spouse or other guest was requested by us at a business event, such as our annual executive retreat.
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We have requested that Mr. Blake travel by Company aircraft for security purposes, and we also make the use of Company aircraft available to other named executive officers on a more limited basis.
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Other Benefits.    We provide various employee benefit programs to our named executive officers, including medical, dental and life insurance benefits and our 401(k) plan. These benefit programs are generally available to all employees. We also provide all employees, including named executive officers, with the opportunity to purchase our common stock through payroll deductions at a 15% discount through our ESPP, a nondiscriminatory, tax-qualified plan that limits the amount of stock purchased during any calendar year to $25,000.

Compensation Recoupment Policy

If the Board determines that any bonus, incentive payment, equity award or other compensation has been awarded or received by a named executive officer, and that such compensation was based on any financial results or operating metrics that were satisfied as a result of such officer's knowing or intentionally fraudulent or illegal conduct, we will seek to recover from the officer such compensation (in whole or in part) as we deem appropriate under the circumstances and as permitted by law. Further, following a restatement of our financial statements, we will seek to recover any compensation received by the CEO and CFO that is required to be recovered by Section 304 of the Sarbanes-Oxley Act of 2002. In determining whether to recover a payment, the Board will take into account such considerations as it deems appropriate, including whether the assertion of a claim may violate applicable law or prejudice our interests in any related proceeding or investigation. The Board has sole discretion in determining whether an officer's conduct has or has not met any particular standard of conduct under law or Company policy.

Equity Grant Procedures

Company-wide equity grants, including equity grants to named executive officers, are awarded effective as of the date of the March meeting of the Committee. Throughout the year, equity awards are made to new hires and

EXECUTIVE COMPENSATION

promoted employees, with a grant date effective as of the date of the next regularly scheduled quarterly Committee meeting. The exercise price of each of our stock option grants is the market closing price on the effective grant date. The Board established an Equity Awards Committee ("EAC") for the purpose of making equity awards to associates below the executive officer level within designated limits approved by the Board. The Committee also delegated authority to the EVP-HR to make stock option awards to associates below the executive officer level within designated limits approved by the Committee. Any action taken by the EAC or EVP-HR pursuant to the foregoing delegation of authority must be reported to the Committee at its next meeting.

Stock Ownership Guidelines

To further ensure that the long-term interests of senior management are closely aligned with those of our shareholders, our Executive Stock Ownership Guidelines require executive officers to hold shares of common stock with a value equal to a specified multiple of base salary. This program assists in focusing executives on long-term success and shareholder value by requiring executives to hold Company stock over the long term. The multiples for specific positions are shown in the table below:

Title	Multiple of Salary
CEO	6x
Executive Vice Presidents	4x
Division Presidents and Senior Vice Presidents (Direct Reports to CEO)	3x

Shares owned outright, restricted stock, deferred shares, deferred stock units and shares acquired pursuant to the ESPP, FutureBuilder Plan and the Restoration Plan are counted towards this requirement. MIP and LTIP incentives are paid in Company stock, rather than cash, to any executive who fails to satisfy these requirements. Newly hired and promoted executives have four years to satisfy the requirements. As of March 24, 2008, all of our named executive officers complied with the stock ownership guidelines.

Severance and Change in Control Arrangements

We do not have a severance arrangement with our CEO. We do, however, have severance arrangements with Ms. Tomé, Mr. DeRodes and Ms. Verschuren. These arrangements were entered into in exchange for non-competition and non-solicitation covenants. We do not have any change-in-control agreements with our executives. However, equity awards made to all salaried associates, including the named executive officers, provide for accelerated vesting on a change in control. In the event the value of such accelerated vesting constitutes an "excess parachute payment," the executive would be subject to a 20% excise tax on such amount, and the amount would not be tax deductible by us.

On May 25, 2007, we entered into a retention agreement with Mr. DeAngelo, our former EVP-COO in connection with the sale of HD Supply as his cooperation and contribution were considered critical during sale negotiations and to motivate him to exert maximum efforts for the successful sale of the business. These payments were agreed to in exchange for non-competition, non-solicitation, non-disparagement and cooperation covenants in favor of us, and his execution of a general release of claims against us.

On October 31, 2007, we entered into a separation agreement with Mr. Adams, our former Senior Vice President – Marketing. The separation agreement sets forth our obligation to make payments, including severance payments, to Mr. Adams. These additional payments were agreed to in exchange for non-competition, non-solicitation, non-disparagement and cooperation covenants in favor of us, and his execution of a general release of claims against us.

On April 3, 2008, the Company announced that Mr. DeRodes has decided to leave the Company at the end of the year.

These severance, retention and other payments are described in the "Potential Payments to The Company's Named Executive Officers Upon Termination or Change In Control" section of this Proxy Statement.

Tax Deductibility Considerations

We consider the impact of tax and accounting costs when designing our compensation programs. It is our policy generally to qualify compensation paid to named executive officers for deductibility under Code Section 162(m). Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer

EXECUTIVE COMPENSATION

and the three other most highly compensated executive officers of a public company, other than the chief financial officer. The limitation does not apply to compensation based on achievement of pre-established performance goals if certain requirements are met. Our 2005 Omnibus Stock Incentive Plan ("2005 Omnibus Plan"), and the stock options, performance shares and LTIP awards made under this plan, as well as the financial portion of the annual cash bonus under the MIP, are structured to permit such awards to qualify as performance-based compensation to maximize the tax deductibility of such awards. Awards of restricted stock and deferred shares do not generally qualify as performance-based compensation. The Committee, as much as possible, uses and intends to use performance-based compensation. However, the Committee believes that we must be able to attract, retain and reward the executive leadership necessary to develop and execute our strategic plans and that the loss of a tax deduction may be necessary and appropriate in some circumstances.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to or earned during the last two fiscal years by the Company's (i) CEO, (ii) CFO, (iii) the three other most highly compensated executive officers who were serving as executive officers as of the end of Fiscal 2007, and (iv) individuals who would have been among the Company's three most highly compensated executive officers, other than the CEO and CFO, but for the fact that such individuals were not serving as executive officers at the end of Fiscal 2007 (collectively, the "named executive officers").

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)	Total ($)

Francis S. Blake Chairman & Chief Executive Officer	2007 2006	1,007,692 758,384	500,000 255,000	4,345,701 2,559,552	1,986,818 1,865,316	N/A 686,250	N/A N/A	442,657 212,110	8,282,868 6,336,612
Carol B. Tomé Chief Financial Officer & Executive Vice President – Corporate Services	2007 2006	907,115 757,308	328,125 350,000	2,752,135 1,880,918	623,306 1,029,046	N/A 658,125	N/A 52	226,145 134,222	4,836,826 4,809,671
Robert P. DeRodes Executive Vice President – Chief Information Officer	2007 2006	774,788 715,192	146,640 225,000	2,575,613 1,954,123	522,662 1,379,112	N/A 652,500	N/A N/A	276,440 253,255	4,296,143 5,179,182
Craig A. Menear Executive Vice President – Merchandising	2007 2006	608,654 401,346	175,781 150,000	882,915 499,145	301,340 340,983	N/A 206,250	661 548	136,322 59,172	2,105,673 1,657,444
Annette M. Verschuren President – Canada & Asia	2007 2006	737,233 635,332	173,289 144,425	1,912,960 1,213,169	343,134 425,845	321,759 438,621	N/A N/A	99,828 119,623	3,588,203 2,977,015
Roger W. Adams Former Senior Vice President – Marketing	2007 2006	349,038 393,269	100,000 250,000	412,722 422,029	110,701 74,450	N/A N/A	N/A N/A	1,210,569 43,446	2,183,030 1,183,194
Joseph J. DeAngelo Former Executive Vice President – Chief Operating Officer	2007 2006	478,846 611,538	N/A 228,750	1,670,294 2,376,675	625,756 938,634	N/A 543,750	18,725 10,592	11,156,571 109,153	13,950,192 4,819,092

(1)
Fiscal 2007 base salary is based on a 53-week period. Bonus compensation is set as a percent of base salary. The Company does not target any specific proportion of total compensation in setting base salary and bonus compensation. Some amounts, such as salary and bonus, for Ms. Verschuren were paid in Canadian dollars but are reflected in United States dollars in this table and throughout this Proxy Statement. The method used to convert Canadian currency to United States dollars was the closing currency exchange rate reported by Bloomberg on the date of payment and date of approval for her Fiscal 2007 bonus and non-equity incentive plan compensation.

(2)
The Fiscal 2007 amount represents full or partial payout of 30% of the target amount of the Fiscal 2007 MIP set forth in the Grants of Plan-Based Awards table based on the achievement of non-financial performance objectives, except for Mr. Adams which reflects a $100,000 retention bonus payable on the second anniversary of his February 7, 2005 hire date, as provided by his employment agreement. The Fiscal 2006 amount represents the payout of 30% of the target amount of the Fiscal 2006 MIP and an additional discretionary amount, determined by the Leadership Development and Compensation Committee, of $99,500 for Ms. Tomé, $6,000 for Mr. DeRodes, $40,875 for Mr. Menear, $2,094 for Ms. Verschuren, $60,000 for Mr. Adams and $41,250 for Mr. DeAngelo, and a $100,000

EXECUTIVE COMPENSATION

  retention bonus to Mr. Adams payable on the first anniversary of his February 7, 2005 hire date, as provided by his employment agreement.

(3)
Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate amount recognized for financial statement reporting purposes with respect to the named executive officers for Fiscal 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 123, as amended by SFAS No. 123(R), "Share-Based Payment," ("SFAS 123(R)") based on the assumptions set forth in Note 1 to the Company's consolidated financial statements as filed with the SEC on Form 10-K on April 3, 2008, March 29, 2007 and March 29, 2006. There were no equity award forfeitures by the named executive officers during Fiscal 2007 other than: (i) 7,882 performance shares, 66,587 restricted shares and 14,205 stock options forfeited by Mr. Adams on his October 31, 2007 employment termination date, and (ii) 22,847 performance shares, 82,859 stock options and 45,172 restricted shares forfeited by Mr. DeAngelo effective as of the closing of the sale of HD Supply on August 30, 2007. Restricted stock and deferred share awards are computed in accordance with SFAS 123(R) based on the closing stock price on the grant date.

(4)
The amount reflects equity compensation expense recognized by the Company during Fiscal 2007 and Fiscal 2006 for performance share, restricted stock and deferred share awards to named executive officers, plus the value of share equivalents under the Restoration Plan, as follows. Fiscal 2007 contributions to the Restoration Plan reflect contributions for two plan years, since the January 31, 2007 and 2008 allocation dates both fell within, and the contributions were expensed during, Fiscal 2007. The Company did not make grants of performance shares in Fiscal 2006.

Name	Compensation Expense for Performance Shares ($)		Compensation Expense for Restricted and Deferred Shares ($)		Value of Share Equivalents Under Restoration Plan ($)
	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006
Francis S. Blake	1,248,267	N/A	2,985,249	2,517,792	112,185	41,760
Carol B. Tomé	323,478	N/A	2,284,948	1,784,975	143,709	95,943
Robert P. DeRodes	202,400	N/A	2,273,934	1,914,203	99,279	39,920
Craig A. Menear	134,470	N/A	702,257	499,145	46,188	16,028
Annette M. Verschuren	182,162	N/A	1,730,798	1,213,169	N/A	N/A
Roger W. Adams	N/A	N/A	400,483	422,029	12,239	N/A
Joseph J. DeAngelo	N/A	N/A	1,650,336	2,376,675	19,958	1,400
(5)
The Fiscal 2007 amount for Ms. Verschuren represents payout for the Fiscal 2007 MIP based on the achievement of pre-established sales and operating profit goals for the Canada division. The Fiscal 2007 MIP awards and LTIP awards for the Fiscal 2007-2009 performance period are set forth in the Grants of Plan-Based Awards table. The amount for Fiscal 2006 represents the payout for the Fiscal 2004-2006 LTIP performance period, other than for (a) Mr. DeAngelo whose amount represents (i) $337,500 payout for the Fiscal 2004-2006 LTIP performance period and (ii) $206,250 payout for Fiscal 2006 MIP based on the achievement of pre-established financial goals, and (b) Ms. Verschuren, whose amount represents (i) $389,948 payout for the Fiscal 2004-2006 LTIP performance period and (ii) $48,673 payout for Fiscal 2006 MIP based on the achievement of pre-established financial goals.

(6)
The amount represents preferential earnings on deferred compensation.

(7)
Perquisites are valued based on the direct cost of the perquisite. The incremental cost of personal use of Company aircraft is based on the average direct cost of use per hour, which includes fuel, maintenance, crew expense, landing and parking, and engine restoration cost. No incremental cost for personal use of the Company aircraft was attributed to a named executive officer where the plane was already traveling to the destination for business reasons.

EXECUTIVE COMPENSATION

(8)
The following table identifies perquisites and other personal benefits and quantifies those required by SEC rules. Other perks were special occasion flowers for associates related to births, deaths and hospitalizations, home internet and fax services and club dues.

	Perquisites and Other Personal Benefits
Name	SECP ($)		Use of Car ($)		Use of Airplane ($)		Company-Provided Security ($)		Gifts ($)		Matching Charitable Contributions ($)		Other Perks ($)
	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006
Francis S. Blake	35,000	35,000	—	—	109,743	N/A	—	N/A	—	—	95,026	N/A	—	N/A
Carol B. Tomé	35,000	35,000	—	—	64,617	—	N/A	N/A	—	—	—	N/A	—	N/A
Robert P. DeRodes	35,000	35,135	—	—	—	—	N/A	N/A	—	—	—	N/A	N/A	N/A
Craig A. Menear	35,000	25,652	—	N/A	—	N/A	N/A	N/A	—	N/A	—	—	N/A	N/A
Annette M. Verschuren	—	—	—	—	—	N/A	N/A	N/A	—	—	N/A	—	—	N/A
Roger W. Adams	—	—	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Joseph J. DeAngelo	35,000	35,000	—	—	—	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The following table identifies additional all other compensation required by SEC rules to be separately identified and quantified. Reimbursement of income taxes is related to the SECP, executive retreat gifts (Fiscal 2006 only), annual life and disability insurance premiums, personal use of Company aircraft and Company contributions to the Restoration Plan.

	Other Compensation
Name	Life Insurance ($)		Tax Reimbursement ($)
	Fiscal 2007	Fiscal 2006	Fiscal 2007	Fiscal 2006
Francis S. Blake	76,715	76,715	91,967	70,218
Carol B. Tomé	26,040	26,040	56,626	29,191
Robert P. DeRodes	96,810	96,810	104,571	83,378
Craig A. Menear	21,350	N/A	45,721	14,960
Annette M. Verschuren	12,685	12,685	39,413	50,868
Roger W. Adams	12,910	N/A	34,724	12,042
Joseph J. DeAngelo	23,345	16,695	50,551	22,426

The following table identifies additional all other compensation the Company is obligated to make to named executive officers in connection with the termination of their employment. Payments were made, or will be made, pursuant to the terms of the named executive officer's employment or separation agreement as more fully described below in the section entitled "Potential Payments to The Company's Named Executive Officers Upon Termination or Change In Control."

	Termination-Related All Other Compensation
Name	Severance or Retention Payment ($)	Stock Awards(i) ($)	Stock Options(i) ($)	Health Benefits(ii) ($)	SECP Benefits(iii) ($)
Roger W. Adams	900,000	242,960	(31,282)	7,527	1,061
Joseph J. DeAngelo	3,877,280	8,150,157	(1,006,720)	N/A	N/A
    (i)
    Amounts represent the equity compensation expense recognized by the Company in Fiscal 2007 for the accelerated vesting of option and stock awards on October 31, 2007 for Mr. Adams and August 30, 2007 for Mr. DeAngelo, as well as forfeiture of option and stock awards in connection with employment termination.
    (ii)
    Represents partial off-set for health insurance coverage for Mr. Adams through November 1, 2009, such amount being reduced and the benefit ending upon Mr. Adams' acceptance of other employment providing healthcare coverage.
    (iii)
    Represents $750 cost of Mr. Adams' continued participation in the SECP for two months after termination, plus $311 in partial tax reimbursement relating to such benefit.

EXECUTIVE COMPENSATION

MATERIAL TERMS OF NAMED EXECUTIVE OFFICER EMPLOYMENT ARRANGEMENTS

This section describes employment arrangements in effect for the named executive officers during Fiscal 2007. Severance agreements and arrangements are described below in the section entitled "Potential Payments to the Company's Named Executive Officers Upon Termination or Change In Control."

Francis S. Blake

The Company entered into an employment arrangement with Francis S. Blake, Chairman and CEO, dated January 23, 2007. The agreement provides that Mr. Blake will receive a base salary of $975,000 commencing January 29, 2007, subject to possible future adjustment pursuant to an annual salary review. Mr. Blake is eligible to receive a target MIP bonus of 200% of base salary for Fiscal 2007, payout of which is based on achieving pre-established goals. Mr. Blake is also eligible to participate in the LTIP, which provides an incentive target of 100% of his base salary for the Fiscal 2007-2009 performance period.

Pursuant to the arrangement, on February 22, 2007, Mr. Blake received an award of $2.5 million in performance shares. Mr. Blake also received an award of $2.5 million in performance-vested options. The terms of these awards are described above under "Compensation Discussion & Analysis."

In addition to benefits available to all salaried associates, Mr. Blake is eligible to participate in the Company's executive officer programs, including but not limited to the: (i) death-benefit-only insurance program; (ii) executive life insurance program; (iii) SECP; (iv) leased-car program; (v) executive physical program; and (vi) Restoration Plan. The Company has requested that Mr. Blake travel by Company aircraft for security purposes. However, to the extent Mr. Blake or his family use Company aircraft for personal reasons, the Company will not provide a tax gross-up for any imputed compensation as a result of such accommodation unless Mr. Blake's family is traveling at the Company's request to attend a Company event.

Carol B. Tomé

On January 22, 2007, the Company entered into an employment arrangement with Carol B. Tomé, CFO and Executive Vice President – Corporate Services. Pursuant to such arrangement, Ms. Tomé's annual base salary is $875,000 commencing on January 29, 2007, subject to possible future adjustment pursuant to an annual salary review. Ms. Tomé's annual incentive target under the Company's MIP for Fiscal 2007 is 125% of base salary, payout of which is based on achieving established goals. Ms. Tomé is also eligible to continue to participate in the LTIP, which provides an incentive target of 75% of base salary for the 2007-2009 performance period.

In addition to benefits available to all salaried associates, Ms. Tomé is eligible to participate in the Company's executive officer programs, including but not limited to the: (i) death-benefit-only insurance program; (ii) executive life insurance program; (iii) SECP; (iv) leased-car program; (v) executive physical program; and (vi) Restoration Plan.

Robert P. DeRodes

The Company entered into an employment arrangement with Robert P. DeRodes, Executive Vice President – Chief Information Officer, effective February 25, 2002. Pursuant to the arrangement, Mr. DeRodes's annual base salary is $752,000 after adjustments pursuant to annual salary reviews. Mr. DeRodes' annual incentive target under the Company's MIP for Fiscal 2007 is 100% of base salary, payout of which is based on achieving established goals. Mr. DeRodes is also eligible to continue to participate in the LTIP, which provides an incentive target of 75% of base salary for the 2007-2009 performance period.

In addition to benefits available to all salaried associates, Mr. DeRodes is eligible to participate in the Company's executive officer programs, including but not limited to the: (i) death-benefit-only insurance program; (ii) executive life insurance program; (iii) SECP; (iv) leased-car program; (v) executive physical program; and (vi) Restoration Plan.

Craig A. Menear

The Company entered into an employment arrangement with Craig A. Menear, Executive Vice President – Merchandising, effective April 30, 2007. Pursuant to such arrangement, Mr. Menear will receive an annual salary of $625,000, subject to possible future adjustment pursuant to an annual salary review. Mr. Menear's annual incentive target under the MIP for Fiscal 2007 is 100% of base salary, payout of which is based on achieving established goals. His Fiscal 2007 MIP incentive will be prorated based on the number of full months in his previous and new position, as well as the respective bonus

EXECUTIVE COMPENSATION

targets for each position. Mr. Menear is also eligible to continue to participate in the LTIP, which provides an incentive target of 75% of base salary for Fiscal 2007.

Pursuant to the arrangement, Mr. Menear received a $125,000 restricted stock award that vests 100% on the fifth anniversary of the grant date, and a $125,000 stock option award that vests 25% on the second, third, fourth and fifth anniversaries of the grant date. Both equity awards were made effective as of the meeting of the Leadership Development and Compensation Committee following the effective date of the employment arrangement.

In addition to benefits available to all salaried associates, Mr. Menear is eligible to participate in the Company's executive officer programs, including but not limited to the: (i) death-benefit-only insurance program; (ii) executive life insurance program; (iii) SECP; (iv) leased-car program; (v) executive physical program; and (vi) Restoration Plan.

Annette M. Verschuren

Effective April 2003, Ms. Verschuren accepted a temporary dual assignment as Division President – Canada and EXPO Design Centers for a base salary of $600,000 Canadian dollars ($406,146 U.S. dollars). Effective September 2006, Ms. Verschuren accepted her current dual assignment as Division President – Canada & Asia for a base salary of $730,000 Canadian dollars ($661,112 U.S. dollars).

In addition to benefits available to all salaried associates, Ms. Verschuren is eligible to participate in the Company's executive officer programs, including but not limited to the: (i) death-benefit-only insurance program; (ii) executive life insurance program; (iii) SECP; (iv) leased-car program; and (v) executive physical program.

Former Executives

The severance payments and retention benefits for Messrs. Adams and DeAngelo that are reported in the Summary Compensation Table are identical, and are not additive, to the amounts described in the "Potential Payments to The Company's Named Executive Officers Upon Termination or Change In Control" section of this Proxy Statement, although some of these amounts are reported on a different basis in the Summary Compensation Table. As required by SEC rules, the values that appear in the Stock Awards and Option Awards columns of the Summary Compensation Table are the amounts that the Company expensed in its financial statement in Fiscal 2007 for equity awards made to named executive officers in Fiscal 2007 and prior years. Although these values are different from the payment values that appear elsewhere in this Proxy Statement, they do not represent additional compensation to the executive.

EXECUTIVE COMPENSATION

The following table sets forth the plan-based awards granted to named executive officers pursuant to Company plans during Fiscal 2007.

GRANTS OF PLAN-BASED AWARDS(1)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Francis S. Blake Performance Shares Performance-Vested Option 2007 MIP 2007-2009 LTIP	2/22/2007 2/22/2007 3/21/2007 3/21/2007	1/23/2007 1/23/2007 1/23/2007 1/23/2007	— — 195,000 731,250	— — 1,950,000 975,000	— — 2,086,500 1,462,500	30,354 222,816 — —	60,709 222,816 — —	182,127 222,816 — —	— — — —	— — — —	— 41.18 — —	3,349,281 2,341,796 — —
Carol B. Tomé Performance Shares Annual Stock Grant Annual Option Grant 2007 MIP 2007-2009 LTIP	3/21/2007 3/21/2007 3/21/2007 3/21/2007 3/21/2007	2/21/2007 2/21/2007 2/21/2007 2/21/2007 2/21/2007	— — — 109,375 492,188	— — — 1,093,750 656,250	— — — 1,170,313 984,375	11,293 — — — —	22,586 — — — —	67,758 — — — —	— 45,172 — — —	— — 82,859 — —	— — 38.74 — —	1,071,028 1,749,963 819,476 — —
Robert P. DeRodes Performance Shares Annual Stock Grant Annual Option Grant 2007 MIP 2007-2009 LTIP	3/21/2007 3/21/2007 3/21/2007 3/21/2007 3/21/2007	2/21/2007 2/21/2007 2/21/2007 2/21/2007 2/21/2007	— — — 75,200 410,625	— — — 752,000 547,500	— — — 804,640 821,250	7,066 — — — —	14,132 — — — —	42,396 — — — —	— 28,265 — — —	— — 51,846 — —	— — 38.74 — —	670,139 1,094,986 512,757 — —
Craig A. Menear(2) Performance Shares Annual Stock Grant Promotional Stock Grant Annual Option Grant Promotional Option Grant 2007 MIP (superseded) 2007 MIP 2007-2009 LTIP (superseded) 2007-2009 LTIP	3/21/2007 3/21/2007 5/24/2007 3/21/2007 5/24/2007 3/21/2007 4/27/2007 3/21/2007 4/27/2007	2/21/2007 2/21/2007 4/27/2007 2/21/2007 4/27/2007 2/21/2007 4/27/2007 2/21/2007 4/27/2007	— — — — — 43,125 58,594 181,875 351,563	— — — — — 431,250 585,938 242,500 468,750	— — — — — 461,438 626,953 363,750 703,125	4,694 — — — — — — — —	9,389 — — — — — — — —	28,167 — — — — — — — —	— 18,779 3,209 — — — — — —	— — 34,446 11,781 — — — —	— — 38.74 38.95 — — — —	445,226 727,498 124,991 340,671 120,873 — — — —
Annette M. Verschuren Performance Shares Annual Stock Grant Promotional Stock Grant Annual Option Grant 2007 MIP 2007-2009 LTIP	3/21/2007 3/21/2007 2/22/2007 3/21/2007 3/21/2007 3/21/2007	2/21/2007 2/21/2007 12/20/2006 2/21/2007 2/21/2007 2/21/2007	— — — — 47,991 232,011	— — — — 479,914 309,348	— — — — 513,508 464,022	6,359 — — — — —	12,719 — — — — —	38,157 — — — — —	— 25,438 12,141 — — —	— — — 46,661 — —	— — — 38.74 — —	603,135 985,468 499,966 461,477 — —
Roger W. Adams(3) Performance Shares Annual Stock Grant Annual Option Grant 2007 MIP 2007-2009 LTIP	3/21/2007 3/21/2007 3/21/2007 3/21/2007 3/21/2007	2/21/2007 2/21/2007 2/21/2007 2/21/2007 2/21/2007	— — — 33,750 150,000	— — — 337,500 200,000	— — — 361,125 300,000	3,871 — — — —	7,743 — — — —	23,229 — — — —	— 15,487 — — —	— — 28,409 — —	— — 38.74 — —	367,173 599,966 280,965 — —
Joseph J. DeAngelo(4) Performance Shares Annual Stock Grant Promotional Stock Grant Annual Option Grant 2007 MIP (superseded) 2007 Retention MIP 2007-2009 LTIP	3/21/2007 3/21/2007 2/22/2007 3/21/2007 3/21/2007 5/24/2007 3/21/2007	2/21/2007 2/21/2007 1/23/2007 2/21/2007 2/21/2007 5/24/2007 2/21/2007	— — — — 109,375 273,438 492,188	— — — — 1,093,750 1,093,750 656,250	— — — — 1,170,313 1,203,125 984,375	11,293 — — — — — —	22,586 — — — — — —	67,758 — — — — — —	— 45,172 24,283 — — — —	— — — 82,859 — — —	— — — 38.74 — — —	1,071,028 1,749,963 999,974 819,476 — — —
(1)
All awards were granted under the 2005 Omnibus Plan, other than MIP awards, which were granted under the MIP.

EXECUTIVE COMPENSATION

(2)
Mr. Menear's annual 2007 MIP and 2007-2009 LTIP awards were superseded and replaced with awards with new threshold, target and maximum opportunity levels at the time of his promotion to Executive Vice President-Merchandising.

(3)
Mr. Adams' awards, other than the annual option grant, were forfeited and cancelled on his October 31, 2007 employment termination date. Vesting of his annual option grant was partially accelerated and became exercisable as of his employment termination date.

(4)
Mr. DeAngelo's awards, other than his promotional stock grant and 2007 Retention MIP, were forfeited and cancelled, effective as of the closing of the sale of HD Supply on August 30, 2007. Vesting of his promotional stock grant was accelerated as of the closing. Pursuant to his retention agreement, Mr. DeAngelo's 2007 MIP was superseded and cancelled and, in lieu thereof, he was eligible for the 2007 Retention MIP based on achievement of pre-established HD Supply monthly EBIT performance goals through the end of the last full month before the closing date, with any earned payout being prorated through the closing date. The bonus was based 100% on achievement of the EBIT financial targets.

TERMS OF PLAN-BASED AWARDS GRANTED TO THE NAMED EXECUTIVE OFFICERS FOR FISCAL 2007

The Leadership Development and Compensation Committee approved the annual grants of performance shares, restricted stock and stock options under the 2005 Omnibus Plan for the named executive officers shown above for Fiscal 2007, as well as certain promotional grants discussed below. Mr. Blake's awards were approved by the independent members of the Board, including the performance-vested option award.

Performance Shares:    For Fiscal 2007, 25% of the equity compensation provided to named executive officers (50% for the CEO) was in the form of performance shares. The terms and conditions of the award are described under "Long-Term Incentives" set forth above.

Performance-Vested Options:    On February 22, 2007, the CEO received an award of $2.5 million in performance-vested options. The terms and conditions of the award are described under "Long-Term Incentives" set forth above.

Annual Stock and Option Grants:    The annual restricted stock grants vest 100% on the earlier of: (i) termination due to death, disability or change in control, (ii) the fifth anniversary of the grant date, or (iii) age 60 with at least five years of continuous service, but are not transferable before the fifth anniversary of the grant date. Deferred stock units were provided to Ms. Verschuren in lieu of restricted stock to delay her taxing event under Canadian tax laws until the award vests. The vesting schedule for the deferred stock units is the same as the annual restricted stock grant except that the award vests on the third, rather than the fifth, anniversary of the grant date. Dividends are paid on the restricted stock granted during Fiscal 2007 at the same rate and time that dividends are paid to all shareholders. The stock option awards vest 25% per year on the second, third, fourth and fifth anniversaries of the grant date, or earlier on termination due to death, disability or change in control. Mr. DeRodes' annual award will become nonforfeitable on September 5, 2010, but is not transferable until March 21, 2012. The annual grant is intended as compensation for service over the previous year and as retention for future performance based on the foregoing vesting schedule. Vesting of the annual stock option grant for Mr. Adams was partially accelerated as of his employment termination date on October 31, 2007 pursuant to the terms of his separation agreement. Mr. DeAngelo's annual award was forfeited effective as of the closing of the sale of HD Supply.

Promotional Grants:    The Committee approved restricted stock and stock option awards for Mr. Menear in consideration of his assumption of additional responsibilities when he was promoted to Executive Vice President – Merchandising. The Committee also approved a deferred share award for Ms. Verschuren in consideration of her assumption of additional responsibilities and dual assignment for the Canada and Asia divisions. The terms and conditions of the award are described under "Long-Term Incentives" set forth above.

2007 MIP:    The Committee approved threshold, target and maximum payouts for Fiscal 2007 for the named

EXECUTIVE COMPENSATION

executive officers under the MIP, the Company's annual cash-based performance bonus plan. The threshold, target and maximum payouts were 10%, 100% and 107% of base salary at the end of Fiscal 2007 for named executive officers other than: (i) the CEO, whose threshold, target and maximum payouts are 20%, 200% and 214% of base salary, (ii) the CFO and Mr. DeAngelo, whose threshold, target and maximum payouts were 12.5%, 125% and 133.75% of base salary, and (iii) Mr. Adams and Ms. Verschuren, whose threshold, target and maximum payouts were 7.5%, 75% and 80.25% of base salary. Threshold payouts are based on achievement of 90% of the target operating profit goals and 95% of the target sales goal. A minimum threshold of 90% of the operating profit metric must be satisfied for any sales metric payout to occur. Payout of 70% of the plan is contingent on the achievement of designated sales (40%) and operating profit targets (30%) that were established by the Committee at its March 2007 meeting. Payout of the remaining 30% is based on the achievement of individual performance goals, as determined by the Committee or, in the case of the CEO, by the independent members of the Board. Mr. Menear participated in the Fiscal 2007 MIP as both Senior Vice President with threshold, target and maximum payouts of 7.5%, 75% and 80.25% and as Executive Vice President with threshold, target and maximum payouts of 10%, 100% and 107%, with actual payout prorated for time in each position. The Fiscal 2007 MIP goals were automatically adjusted based on the Company's continuing operations after the sale of HD Supply in August 2007. Mr. Adams forfeited his Fiscal 2007 MIP award on his termination date of October 31, 2007. Pursuant to his retention agreement, Mr. DeAngelo's 2007 MIP was superseded and cancelled and, in lieu thereof, he was eligible for the 2007 Retention MIP based on achievement of pre-established HD Supply monthly EBIT performance goals through the last full month before the closing date, with any earned payout being prorated through the closing date. The bonus was based 100% on achievement of the EBIT financial targets.

2007-2009 LTIP:    The Committee approved potential long-term incentive awards for the named executive officers for the Fiscal 2007-2009 performance period. The target award for the Fiscal 2007-2009 performance period was 75% of base salary. Mr. Blake's Fiscal 2007-2009 target award was 100% of base salary. The threshold award was 75% of the target award, and the maximum award was 150% of the target award. Such awards were made pursuant to the 2005 Omnibus Plan and are intended to provide continuing emphasis on specified financial performance goals that the Committee considers important contributors to long-term shareholder value. The awards are payable only if the Company achieves specified levels of average diluted EPS growth and ROIC during the three-year performance period beginning January 29, 2007 and ending January 31, 2010. Diluted EPS growth and ROIC performance are measured independently for each fiscal year in the performance period, with EPS being inclusive of the impact of share repurchases during the performance period. Awards are payable in cash, as soon as administratively practical after the end of the performance period. Pro rata awards are paid for actual results at the end of the performance period if an executive's employment ends during the final fiscal year of the performance period due to death, disability or retirement at age 60 with at least five years of continuous service. Mr. Adams and Mr. DeAngelo forfeited their Fiscal 2007-2009 and Fiscal 2006-2008 LTIP awards on their respective termination dates of October 31, 2007 and August 30, 2007.

EXECUTIVE COMPENSATION

The following table sets forth information regarding outstanding equity awards granted to the Company's named executive officers as of the end of Fiscal 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Francis S. Blake	350,000 52,500 25,000 15,750 — — — — — — —		— 17,500 25,000 47,250 — — — — — — —	(1) (1) (1)	— — — — 222,816 — — — — — —	(2)	46.96 24.55 36.50 37.70 41.18 — — — — — —	4/28/2012 3/18/2013 3/16/2014 3/22/2015 2/22/2017 — — — — — —	52,500 45,000 15,000 30,000 22,000 37,500 23,000 50,000 51,000 50,000 26,448	(3) (3) (3) (3) (3) (3) (3) (3) (3) (3) (3)	1,598,625 1,370,250 456,750 913,500 669,900 1,141,875 700,350 1,522,500 1,552,950 1,522,500 805,342	8,501 31,150 — — — — — — — — —	(4) (5)	258,855 948,518 — — — — — — — — —	(4) (5) (2)
Carol B. Tomé	2,637 7,500 15,000 1,886 10,000 60,000 100,000 50,000 100,000 52,500 25,000 16,250 — —		— — — — — — — — — 17,500 25,000 48,750 82,859 —	(6) (6) (6) (6)	— — — — — — — — — — — — — —		37.92 37.92 37.29 53.00 53.00 40.00 49.99 36.69 46.96 24.55 36.50 37.70 38.74 —	2/11/2009 2/11/2009 8/08/2009 2/24/2010 2/24/2010 2/21/2011 5/29/2011 9/17/2011 4/28/2012 3/18/2013 3/16/2014 3/22/2015 3/20/2017 —	6,000 6,000 6,000 45,000 15,000 37,500 22,000 37,500 24,000 50,000 51,000 40,000 26,448 45,172	(7) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7)	182,700 182,700 182,700 1,370,250 456,750 1,141,875 669,900 1,141,875 730,800 1,522,500 1,552,950 1,218,000 805,342 1,375,487	7,762 11,589 — — — — — — — — — — — —	(8) (5)	236,353 352,885 — — — — — — — — — — — —	(8) (5)
Robert P. DeRodes	220,000 52,500 25,000 15,000 — — — — — —		— 17,500 25,000 45,000 51,846 — — — — —	(9) (9) (9) (9)	— — — — — — — — — —		50.29 24.55 36.50 37.70 38.74 — — — — —	2/29/2012 3/18/2013 3/16/2014 3/22/2015 3/20/2017 — — — — —	45,000 15,000 30,000 22,000 37,500 22,000 50,000 49,000 50,000 28,265	(10) (10) (10) (10) (10) (10) (10) (10) (10) (10)	1,370,250 456,750 913,500 669,900 1,141,875 669,900 1,522,500 1,492,050 1,522,500 860,669	8,131 7,251 — — — — — — — —	(11) (5)	247,589 220,793 — — — — — — — —	(11) (5)
Craig A. Menear	2,637 738 7,500 1,886 15,614 16,000 7,500 15,000 11,250 3,500 12,500 13,750 4,887 — —		— — — — — — — — — 3,500 6,250 13,750 14,663 34,446 11,781	(12) (12) (12) (12) (12) (12)	— — — — — — — — — — — — — — —		37.92 37.92 37.29 53.00 53.00 40.00 49.89 46.96 33.86 24.55 32.76 36.50 37.70 38.74 38.95	2/11/2009 2/11/2009 8/08/2009 2/24/2010 2/24/2010 2/21/2011 8/15/2011 4/28/2012 8/21/2012 3/18/2013 8/20/2013 3/16/2014 3/22/2015 3/20/2017 5/23/2017	3,000 12,000 3,750 7,250 10,000 2,710 17,150 5,000 5,000 13,224 18,779 3,209 — — —	(13) (13) (13) (13) (13) (13) (13) (13) (13) (13) (13) (13)	91,350 365,400 114,188 220,763 304,500 82,520 522,218 152,250 152,250 402,671 571,821 97,714 — — —	4,817 — — — — — — — — — — — — — —	(5)	146,678 — — — — — — — — — — — — — —	(5)
Annette M. Verschuren	17,637 22,500 9,886 25,000 25,000 40,000 28,875 11,250 13,750 7,750 —		— — — — — — 9,625 3,750 13,750 23,250 46,661	(14) (14) (14) (14) (14)	— — — — — — — — — — —		37.92 37.29 53.00 40.00 36.69 46.96 24.55 25.42 36.50 37.70 38.74	2/11/2009 8/08/2009 2/24/2010 2/21/2011 9/17/2011 4/28/2012 3/18/2013 3/25/2013 3/16/2014 3/22/2015 3/20/2017	24,742 8,000 22,500 24,834 11,570 41,967 4,358 34,338 31,217 12,459 25,952	(15) (15) (15) (15) (15) (15) (15) (15) (15) (15) (15)	753,394 243,600 685,125 756,195 352,307 1,277,895 132,701 1,045,592 950,558 379,377 790,238	6,526 — — — — — — — — — —	(5)	198,717 — — — — — — — — — —	(5)
Roger W. Adams	25,000 14,204	(16) (16)	— —		— —		39.62 38.74	1/29/2011 1/29/2011	— —		— —	— —		— —
Joseph J. DeAngelo(17)	—		—		—		—	—	—		—	—		—

EXECUTIVE COMPENSATION

(1)
Mr. Blake's unexercisable options vest as follows: (a) 17,500 on March 19, 2008, (b) 12,500 on each of March 17, 2008 and 2009, and (c) 15,750 on each of March 23, 2008, 2009 and July 30, 2009.

(2)
Mr. Blake's performance-vested options will vest only after the Company's stock price has increased 25% over the $41.18 grant price. The options cannot vest earlier than February 22, 2008 and will be forfeited if the Target Closing Stock Price is not achieved by February 22, 2012. In the event of Mr. Blake's death, disability or retirement at or after he attains age 60 in 2009 with at least five years of continuous service, the stock options will continue to vest and, if vested by February 22, 2012, may be exercised through February 22, 2017. If his employment ends due to death or disability before he attains age 60 with five years of continuous service in 2009, Mr. Blake's options may only be exercised for one year following the later of the vesting date or the date of termination of his employment. The performance-vested options had no intrinsic value based on the closing stock price on February 1, 2008.

(3)
Mr. Blake's restricted stock will vest as follows: (a) 17,500 on April 29, 2008 and 35,000 on July 30, 2011, (b) 15,000 on August 26, 2008 and 30,000 on July 30, 2011, (c) 15,000 on March 19, 2008, (d) 10,000 on August 21, 2009 and 20,000 on July 30, 2011, (e) 22,000 on March 17, 2009, (f) 12,500 on August 6, 2010 and 25,000 on July 30, 2011, (g) 23,000 on July 30, 2009, (h) 12,500 on each of August 18, 2008 and 2011 and 25,000 on July 30, 2011, (i) 51,000 on July 30, 2009, (j) 12,500 on each of March 20, 2009 and 2012 and 25,000 on July 30, 2009, and (k) 26,448 on July 30, 2009.

(4)
Mr. Blake's restricted shares were received as payout of the Fiscal 2003-2005 LTIP, which was payable 50% in cash and 50% in restricted stock that will cliff vest 100% on March 20, 2009.

(5)
Mr. Blake's performance share award will vest by January 31, 2010, and Ms. Tomé's, Messrs. DeRodes' and Menear's and Ms. Verschuren's performance share awards will vest on January 31, 2010, based on the Company's relative TSR ranking compared to the TSR ranking of the individual companies included in the S&P 500, with a threshold payout of 50% of the award at the 40th percentile, target payout of 100% at the 50th percentile, maximum payout of 300% at the 100th percentile and no payout for percentile rankings below the 40th percentile. The performance share award will vest sooner than January 31, 2010 in the event of a change in control of the Company. The number of shares vesting upon a change in control is determined based on actual results achieved through the date of the change in control, prorated based on the number of days in the performance period before the change in control, plus the target award amount, prorated based on the number of days in the performance period after the change in control. Dividends accrue on the performance shares and will be paid upon the payout of the award to the extent the award is earned. The reported value of the performance share award reflects the value on February 1, 2008 based on the closing stock price on such date assuming achievement of the threshold level of performance.

(6)
Ms. Tomé's unexercisable options vest as follows: (a) 17,500 on March 19, 2008, (b) 12,500 on each of March 17, 2008 and 2009, (c) 16,250 on each of March 23, 2008, 2009 and 2010, and (d) 20,714 on March 21, 2009 and 20,715 on each of March 21, 2010, 2011 and 2012.

(7)
Ms. Tomé's restricted stock will vest as follows: (a) 6,000 on January 8, 2019, (b) 6,000 on January 8, 2019, (c) 6,000 on January 8, 2019, (d) 15,000 on August 26, 2008 and 30,000 on January 8, 2019, (e) 15,000 on March 19, 2008, (f) 12,500 on August 21, 2009 and 25,000 on January 8, 2019, (g) 22,000 on March 17, 2009, (h) 12,500 on August 6, 2010 and 25,000 on January 8, 2019, (i) 24,000 on March 23, 2010, (j) 12,500 on each of August 18, 2008 and 2011 and 25,000 on January 8, 2019, (k) 51,000 on March 20, 2011, (l) 10,000 on each of March 20, 2009 and 2012 and 20,000 on March 20, 2016, (m) 26,448 on November 16, 2011, and (n) 45,172 on March 21, 2012.

(8)
Ms. Tomé's restricted shares were received as payout of the Fiscal 2003-2005 LTIP, which was payable 50% in cash and 50% in restricted stock that will cliff vest 100% on March 20, 2009.

(9)
Mr. DeRodes' unexercisable options vest as follows: (a) 17,500 on March 19, 2008, (b) 12,500 on each of March 17, 2008 and 2009, (c) 15,000 on each of March 23, 2008, 2009 and 2010, and (d) 12,961 on each of March 21, 2009 and September 5, 2010 and 12,962 on each of March 21, 2010 and September 5, 2010.

EXECUTIVE COMPENSATION

(10)
Mr. DeRodes' restricted stock will vest as follows: (a) 15,000 on August 26, 2008 and 30,000 on September 5, 2012, (b) 15,000 on March 19, 2008, (c) 10,000 on August 21, 2009 and 20,000 on September 5, 2012, (d) 22,000 on March 17, 2009, (e) 12,500 on August 6, 2010 and 25,000 on September 5, 2012, (f) 22,000 on March 23, 2010, (g) 12,500 on each of August 18, 2008 and 2011 and 25,000 on September 5, 2012, (h) 49,000 on September 5, 2010, (i) 12,500 on each of March 20, 2009 and 2012 and 25,000 on September 5, 2010, and (j) 28,265 on September 5, 2010.

(11)
Mr. DeRodes' restricted shares were received as payout of the Fiscal 2003-2005 LTIP, which was payable 50% in cash and 50% in restricted stock that will cliff vest 100% on March 20, 2009.

(12)
Mr. Menear's unexercisable options vest as follows: (a) 3,500 on March 19, 2008, (b) 6,250 on August 21, 2008, (c) 6,875 on each of March 17, 2008 and 2009, (d) 4,888 on each of March 23, 2008 and 2010 and 4,887 on March 23, 2009, (e) 8,611 on each of March 21, 2009 and 2011 and 8,612 on each of March 21, 2010 and 2012, and (f) 2,945 on each of May 24, 2009, 2010 and 2011 and 2,946 on May 24, 2012.

(13)
Mr. Menear's restricted stock will vest as follows: (a) 3,000 on March 19, 2008, (b) 12,000 on March 17, 2009, (c) 1,250 on August 6, 2010 and 2,500 on August 2, 2019, (d) 7,250 on March 23, 2010, (e) 2,500 on each of August 18, 2008 and 2011 and 5,000 on August 2, 2019, (f) 2,710 on March 20, 2009, (g) 17,150 on March 20, 2011, (h) 5,000 on August 24, 2011, (i) 5,000 on August 24, 2009, (j) 13,224 on November 16, 2011, (k) 18,779 on March 21, 2012, and (l) 3,209 on May 24, 2012.

(14)
Ms. Verschuren's unexercisable options vest as follows: (a) 9,625 on March 19, 2008, (b) 3,750 on March 26, 2008, (c) 6,875 on each of March 17, 2008 and 2009, (d) 7,750 on each of March 23, 2008, 2009 and 2010, and (e) 11,665 on each of March 21, 2009, 2010 and 2011 and 11,666 on March 21, 2012.

(15)
Ms. Verschuren's restricted stock and deferred shares will vest as follows: (a) 10,000 restricted shares August 26, 2008 and 14,742 on June 24, 2018, (b) 8,000 restricted shares on March 19, 2008, (c) 7,500 restricted shares on August 21, 2009 and 15,000 on June 24, 2018, (d) 24,834 deferred shares on June 24, 2018, (e) 11,570 deferred shares on March 23, 2008, (f) 13,849 deferred shares on August 18, 2008 and 28,118 deferred shares on June 24, 2018, (g) 4,358 deferred shares on March 20, 2009, (h) 34,338 deferred shares on March 20, 2009, (i) 10,301 deferred shares on March 20, 2009 and 20,916 on March 20, 2016, (j) 12,459 deferred shares on February 22, 2010, and (k) 25,952 deferred shares on March 21, 2010. Ms. Verschuren's outstanding deferred shares include dividend equivalent credits made subsequent to the award grant date.

(16)
Pursuant to his separation agreement, the vesting of Mr. Adams' options was accelerated and became fully exercisable, effective as of his employment termination date on October 31, 2007, and the options remain exercisable through January 29, 2011.

(17)
Pursuant to his retention agreement, the vesting of Mr. DeAngelo's options was accelerated, and the options became fully exercisable, effective as of the closing on the sale of HD Supply on August 30, 2007, and the options remained exercisable for 90 days thereafter. In addition, the vesting of Mr. DeAngelo's restricted shares was accelerated, effective as of the closing on the sale of HD Supply.

EXECUTIVE COMPENSATION

The following table sets forth the options exercised and the vesting of restricted stock and deferred shares for the Company's named executive officers during Fiscal 2007.

OPTION EXERCISES AND STOCK VESTED
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized On Vesting ($)
Francis S. Blake	N/A		N/A	12,500		461,125
Carol B. Tomé	15,000		106,625	3,000		109,080
	4,695		33,373	3,000		98,460
	N/A		N/A	12,500		461,125
	N/A		N/A	3,000		110,370
Robert P. DeRodes	N/A		N/A	12,500		461,125
Craig A. Menear	N/A		N/A	1,250		46,113
Annette M. Verschuren	34,695		497,908	N/A		N/A
	N/A		N/A	12,057		444,783
Roger W. Adams	N/A		N/A	40,250	(2)	1,268,278
Joseph J. DeAngelo	250,000	(1)	568,025	50,000	(1)	1,852,000
	N/A		N/A	24,283	(1)	899,442
	N/A		N/A	33,334	(1)	1,234,691
	N/A		N/A	5,000	(1)	185,200
	N/A		N/A	12,000	(1)	444,480
	N/A		N/A	42,000	(1)	1,555,680
	N/A		N/A	3,750	(1)	138,900
	N/A		N/A	40,000	(1)	1,481,600
	N/A		N/A	62,500	(1)	2,315,000
	N/A		N/A	37,500	(1)	1,389,000
	N/A		N/A	1,250		46,113
	N/A		N/A	33,333		1,279,321
(1)
The vesting of Mr. DeAngelo's outstanding restricted shares (310,367 shares) and 201,000 stock options was accelerated, effective as of the closing of the sale of HD Supply on August 30, 2007.

(2)
The vesting of Mr. Adams' outstanding restricted shares was accelerated, effective as of his employment termination date on October 31, 2007.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the participation of the named executive officers in the Company's nonqualified deferred compensation plans for Fiscal 2007.

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions In Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Francis S. Blake Restoration Plan(5)	N/A	112,185	3,831	N/A	190,186
Carol B. Tomé Restoration Plan	N/A	143,709	7,388	N/A	316,593
Robert P. DeRodes Restoration Plan	N/A	99,279	3,689	N/A	175,537
Craig A. Menear Deferred Compensation Plan For Officers(6) Restoration Plan	3,606 N/A	N/A 46,188	36 1,149	N/A N/A	48,153 63,879
Annette M. Verschuren Restoration Plan	N/A	N/A	N/A	N/A	N/A
Roger W. Adams Restoration Plan	N/A	12,239	273	N/A	9,387
Joseph J. DeAngelo Deferred Compensation Plan For Officers Restoration Plan	238,221 N/A	N/A 19,958	(31,159 477)	120,985 N/A	1,207,720 16,421
(1)
Executive contributions represent deferral of base salary during Fiscal 2007, which amounts are also disclosed in the Fiscal 2007 Salary column of the Summary Compensation Table.

(2)
All Company contributions to the Restoration Plan are included as compensation in the Stock Awards column of the Summary Compensation Table. Fiscal 2007 contributions to the Restoration Plan represent contributions for two plan years, since the January 31, 2007 and 2008 allocation dates both fell within Fiscal 2007.

(3)
Preferential earnings under the Deferred Compensation Plan For Officers for Fiscal 2007 are included as compensation in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table, as follows: Menear: $661; and DeAngelo: $18,725. These amounts are greater than the aggregate earnings reported in this table due to loss on participant-selected investments for the period January 1, 2008 through February 3, 2008. The Restoration Plan earnings represent dividends that are paid at the same rate, and at the same time, that dividends are paid to shareholders.

(4)
All amounts in the aggregate balance are included in the current Summary Compensation Table, as noted in footnotes 1, 2 and 3 above.

(5)
The primary purpose of the Restoration Plan is to provide additional retirement income to key executive employees to reduce the impact of certain provisions of the Internal Revenue Code that limit the maximum benefits that may accrue under the Company's qualified retirement plans. In particular, the Company intends for the Restoration Plan to offset the effects of the maximum compensation limitation under Code Section 401(a)(17). On January 31st of each year, the plan makes an allocation to participant accounts in an amount equal to the associate's taxable wages minus the Code Section 401(a)(17) limit ($225,000 for 2007) multiplied by 3.5%. This amount is then converted to units

EXECUTIVE COMPENSATION

  representing shares of the Company's common stock. Stock units credited to a participant's account are also credited with dividend equivalents at the same time, and in the same amount, as dividends are paid to shareholders. Participant account balances vest at the same time their account in the Company's qualified retirement plan vests, which provides for 100% cliff vesting after three years of service. A participant's vested account balance is payable in shares of common stock on retirement or other employment termination. In-service withdrawals are not permitted. The Restoration Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees. The Company reimburses participants for Medicare tax due on amounts credited to their accounts under the plan.

(6)
The primary purpose of the Deferred Compensation Plan For Officers is to allow officers to defer payment of up to 50% of base salary and up to 100% of bonus compensation until retirement or other employment termination. Officers may also elect an in-service distribution during a designated calendar year or on a change in control. Payment is made, at the participant's election, in a single sum or equal annual installment payments over a five-year period commencing at retirement after age 60 or one year thereafter, provided that distribution in a single sum is automatically made on termination for reasons other than retirement or disability. For Fiscal 2007, notional earnings were credited on participant account balances from January 29, 2007 through December 31, 2007 at the 10-Year U.S. Treasury Note rate on the first business day of the calendar year plus 2.5%, or 7.186%. The fixed interest crediting rate was eliminated effective January 1, 2008 and participants now elect to invest their account balances among an array of mutual funds and earnings are based on fund returns. Accounts are 100% vested at all times. The plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

POTENTIAL PAYMENTS TO THE COMPANY'S NAMED EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Termination Without Cause or For Good Reason

The following table sets forth the estimated value of benefits that the Company's currently employed named executive officers would be entitled to receive, assuming a termination of employment without cause or for good reason as of February 3, 2008. Such named executive officers are not entitled to payment of any benefits upon termination for cause or without good reason other than for accrued compensation earned prior to employment termination.

Termination of employment for good reason generally means the occurrence of certain events without the executive's consent, including: (1) the assignment of a principal office outside of the Atlanta metropolitan area, (2) decrease in base salary or failure to pay the agreed-upon compensation, or (3) cessation of a direct reporting relationship to the CEO.

Termination for cause generally means that the executive: (1) has engaged in conduct that constitutes willful gross neglect or willful gross misconduct with respect to employment duties that results in material economic harm to the Company, subject to certain conditions, (2) has been convicted of a felony involving theft or moral turpitude, or (3) has

EXECUTIVE COMPENSATION

violated Company policies. Messrs. Blake and Menear's employment arrangements do not entitle them to any severance payments upon employment termination.

TERMINATION BENEFITS
Name	Value of Salary Continuation ($)	Value of Equity Awards Vesting on Termination ($)		Value of Incentive Plan Awards ($)		Value of Benefit Insurance Coverage ($)		Total ($)
Carol B. Tomé(1)	1,750,000	2,988,753	(4)	N/A		N/A		4,738,753
Robert P. DeRodes(2)	752,000	1,397,375	(4)	752,000	(5)	8,268	(6)	2,909,643
Annette M. Verschuren(3)	1,517,283	4,730,481	(4)	N/A		2,038	(6)	6,249,802
(1)
Ms. Tomé's employment arrangement provides that in the event her employment is involuntarily terminated by the Company without cause, or by Ms. Tomé for good reason, the Company will continue to pay her base salary for 24 months in accordance with Company normal payroll practices, subject to any delay necessary to comply with the requirements of Code Section 409A. Also, vesting will be accelerated on her outstanding restricted stock and stock option awards that would otherwise have vested during the salary continuation period (95,714 options with an intrinsic value of $103,250 and 94,762 restricted stock awards with an intrinsic value of $2,885,503 at the end of Fiscal 2007). Any unvested equity at the end of the salary continuation period will be forfeited.

(2)
Mr. DeRodes' employment agreement provides that upon termination of his employment by the Company without cause or by Mr. DeRodes for good reason, the Company will pay 12 months' base salary continuation, target incentive and medical coverage during the salary continuation period. In addition, his outstanding equity awards at termination will continue to vest according to their terms during the 12-month salary continuation period (45,000 options with an intrinsic value of $103,250 and 42,500 restricted stock awards with an intrinsic value of $1,294,125 at the end of Fiscal 2007). Any unvested equity at the end of the salary continuation period will be forfeited.

(3)
Ms. Verschuren's employment and non-competition agreements provide that upon termination of her employment by the Company without cause or by Ms. Verschuren for good reason, the Company will pay 24 months' base salary continuation, and medical, dental and life insurance coverage during the salary continuation period. In addition, her outstanding equity awards at termination will continue to vest according to their terms during the salary continuation period (54,290 options with an intrinsic value of $75,650 and 152,868 restricted stock and deferred share awards with an intrinsic value of $4,654,831 at the end of Fiscal 2007). Any unvested equity at the end of the salary continuation period will be forfeited.

(4)
Value reflects restricted stock that would have vested during the 24-month period from the end of Fiscal 2007 for Ms. Tomé and Ms. Verschuren, and 12 months for Mr. DeRodes, multiplied by a closing stock price of $30.45 on February 1, 2008, plus the vesting of stock options for the same time periods based on the intrinsic value per share on February 1, 2008.

(5)
Value reflects the target payout under the Company's Fiscal 2008 MIP.

(6)
Value reflects the estimated employer share of premiums for health, dental and life insurance coverage during the salary continuation period based on current rates at February 3, 2008.

In exchange for the foregoing severance payments, Ms. Tomé, Ms. Verschuren and Mr. DeRodes agreed that during the term of their employment and for 24 (Tomé and Verschuren) and 36 (DeRodes) months thereafter, they will not, without the prior written consent of the Company, be employed by or otherwise participate in the management of competitors of the Company. During the 36-month period following termination, they each have also agreed not to solicit any employee

EXECUTIVE COMPENSATION

of the Company to accept a position with another entity. Each named executive officer who is currently employed with the Company is also subject to confidentiality restrictions on employment termination.

Change in Control and Termination Due to Death, Disability or Retirement

The Company does not maintain change-in-control agreements for its executives. However, equity awards made to salaried associates, including the named executive officers, generally provide for accelerated vesting of the award upon a change in control of the Company. The following table sets forth the estimated value of benefits that the Company's currently employed named executive officers would be entitled to receive assuming a change in control of the Company as of February 3, 2008. If the named executive officer's employment is terminated in connection with a change in control, the executive would also be entitled to the termination benefits described in the preceding table, less the value of awards vesting on termination.

CHANGE-IN-CONTROL BENEFITS
Name	Value of Equity Awards ($)(1)	Value of Performance Shares ($)(2)	Value of Incentive Plan Awards ($)(3)	Total ($)
Francis S. Blake	12,616,647	1,256,641	975,000	14,848,288
Carol B. Tomé	12,873,432	467,499	656,250	13,997,181
Robert P. DeRodes	10,970,733	292,503	547,500	11,810,736
Craig A. Menear	3,098,292	194,332	468,750	3,761,374
Annette M. Verschuren	7,442,633	263,271	366,760	8,072,664
(1)
Value reflects outstanding restricted stock at the end of Fiscal 2007, multiplied by a closing stock price of $30.45 on February 1, 2008, and outstanding unvested stock options based on the intrinsic value as of February 1, 2008.

(2)
Value reflects: (i) performance shares that would have been earned based on actual performance at the end of Fiscal 2007 multiplied by a ratio of 371 days in the performance period before February 3, 2008 to 1,099 total days in the performance period; plus (ii) target performance shares multiplied by the ratio of 728 days in the performance period after February 3, 2008 to 1,099 total days in the performance period. In each case, the number of performance shares obtained is multiplied by a closing stock price of $30.45 on February 1, 2008 to determine the intrinsic value as of February 3, 2008. Amounts include accrued dividends earned through the end of Fiscal 2007 that were converted into additional performance shares.

(3)
Value reflects target 2007-2009 LTIP award.

Equity awards made to salaried associates, including the named executive officers, generally provide for accelerated vesting of the award upon employment termination due to death or disability. The following table sets forth the

EXECUTIVE COMPENSATION

estimated value of benefits that the Company's currently employed named executive officers would be entitled to receive assuming death or disability as of February 3, 2008.

DEATH OR DISABILITY BENEFITS
Name	Value of Equity Awards ($)(1)	Death Benefit ($)(2)	Total ($)
Francis S. Blake	12,616,647	410,260	13,026,907
Carol B. Tomé	12,873,431	442,671	13,316,102
Robert P. DeRodes	10,970,733	417,007	11,387,740
Craig A. Menear	3,098,292	439,110	3,537,402
Annette M. Verschuren	7,442,633	442,770	7,885,403
(1)
Value reflects outstanding restricted stock at the end of Fiscal 2007, multiplied by a closing stock price of $30.45 on February 1, 2008, and outstanding unvested stock options based on the intrinsic value as of February 1, 2008. No performance share or LTIP awards would be payable since performance was below threshold level for payout as of the end of Fiscal 2007.

(2)
Value reflects a $250,000 death benefit, reduced by the amount of premiums paid by the Company, and a tax reimbursement of $195,284 for Mr. Blake, $210,712 for Ms. Tomé, $198,496 for Mr. DeRodes, $209,016 for Mr. Menear and $210,758 for Ms. Verschuren.

Equity awards made to salaried associates, including the named executive officers, may provide for accelerated vesting of the award upon retirement on or after age 60 with 5 years of continuous service with the Company. The following table sets forth the estimated value of benefits that the Company's currently employed named executive officers would be entitled to receive assuming termination due to retirement at age 60 with 5 years of service as of February 3, 2008.

RETIREMENT BENEFITS
Name	Value of Equity Awards ($)(1)	Term Life Insurance Coverage ($)(2)	Total ($)
Francis S. Blake	3,420,747	2,275,630	5,696,377
Carol B. Tomé	4,804,182	767,252	5,571,434
Robert P. DeRodes	3,373,458	2,796,450	6,169,908
Craig A. Menear	2,222,855	774,141	2,996,996
Annette M. Verschuren	5,760,515	365,134	6,125,649
(1)
Value reflects restricted stock grants made on or after November 18, 2004, other than career grants, that are outstanding at the end of Fiscal 2007, multiplied by a closing stock price of $30.45 on February 1, 2008, and unvested stock options made on or after April 29, 2002 based on the intrinsic value as of February 1, 2008. No performance share or LTIP awards would be payable since performance was below threshold level for payout as of the end of Fiscal 2007.

(2)
Value reflects the payment of premiums for term life insurance coverage for the remaining life of the policy or executive's death, whichever occurs first, plus a tax reimbursement on such amount of $1,083,200 for Mr. Blake,

EXECUTIVE COMPENSATION

  $365,212 for Ms. Tomé, $1,331,110 for Mr. DeRodes, $368,491 for Mr. Menear and $173,804 for Ms. Verschuren. Calculations are based on current premium rates.

Payments Made to Former Executives

The Company is obligated to make the following payments to Mr. Adams in connection with the termination of his employment with the Company and to Mr. DeAngelo in connection with the sale of HD Supply:

Name	Severance or Retention Payment ($)	Value of Equity Vesting on Termination ($)	All Other Payments ($)	Total ($)
Roger W. Adams	900,000	1,268,278	8,588	2,176,866
Joseph J. DeAngelo	3,877,280	11,645,993	N/A	15,523,273

Roger W. Adams

On October 31, 2007, the Company entered into a separation agreement with Mr. Adams. The separation agreement sets forth the Company's obligation to make payments, including severance payments, to Mr. Adams, in exchange for non-competition, non-solicitation, non-disparagement and cooperation covenants in favor of the Company, and his execution of a general release of claims against the Company, as follows: (i) a $225,000 payment on May 1, 2008 (reported in the All Other Compensation column of the Summary Compensation Table and the Severance or Retention Payment column above); (ii) eighteen monthly separation payments of $37,500 each from May 1, 2008 through November 1, 2009 (reported in the All Other Compensation column of the Summary Compensation Table and the Severance or Retention Payment column above); (iii) the accelerated vesting of 32,954 stock options on October 31, 2007 that had no intrinsic value at a closing stock price of $31.51; (iv) $1,268,278 representing the intrinsic value of accelerated vesting of 40,250 restricted stock awards on October 31, 2007 based on a closing stock price of $31.51; (v) approximately $7,527 as a partial off-set for health insurance coverage through November 1, 2009, such amount being reduced and the benefit ending on such earlier date that Mr. Adams accepts other employment providing healthcare coverage (reported in the All Other Compensation column of the Summary Compensation Table and the All Other Payments column above); and (vi) $750 for continued participation in the SECP for two months after termination, plus $311 in tax reimbursement relating to such benefit (reported in the All Other Compensation column of the Summary Compensation Table and the All Other Payments column above). Accelerated vesting of the foregoing equity awards were fully expensed by the Company in Fiscal 2007, as reflected in the Stock Awards, Option Awards and All Other Compensation columns of the Summary Compensation Table.

In addition to the foregoing payments, Mr. Adams is entitled to payment of his previously vested account balances of approximately $62,115 under the Company's FutureBuilder 401(k) Plan and Restoration Plan, according to the terms of such plans. As provided in his separation agreement, Mr. Adams has agreed not to compete with the Company and not to solicit employees of the Company for three years. Mr. Adams has also agreed to cooperate with the Company to ensure an orderly transition. Mr. Adams also agreed to execute a release of claims against the Company. He is also subject to non-disparagement and confidentiality restrictions.

Joseph J. DeAngelo

On May 25, 2007, the Company entered into a retention agreement with Mr. DeAngelo in connection with the Company's sale of HD Supply that superseded his January 23, 2007 employment arrangement. The retention agreement was intended to alleviate uncertainty, minimize disruption and retain Mr. DeAngelo during critical sale negotiations and to motivate him to exert maximum efforts for the successful sale of HD Supply. Pursuant to the agreement, Mr. DeAngelo's employment with the Company ended and the vesting of his pre-2007 equity awards

EXECUTIVE COMPENSATION

accelerated as of the August 30, 2007 closing date of the sale, including the award of 24,283 shares of restricted stock granted on February 22, 2007 but approved during the preceding fiscal year. Mr. DeAngelo is also eligible to receive a cash retention payment, described below, representing the value of his 2007 long-term incentive awards, computed as follows: 400% of $875,000 base salary for Fiscal 2007 equity awards plus 75% of $875,000 base salary for Fiscal 2007-2009 LTIP award divided by $38.74 closing stock on March 21, 2007 grant date, for a total of 107,285 shares multiplied by the $36.14 average closing stock price of the Company's common stock over the 30-day trading period before the closing. The payments were agreed to in exchange for non-competition, non-solicitation, non-disparagement and cooperation covenants in favor of the Company, and his execution of a general release of claims against the Company.

The amounts of the payments due under the agreement are as follows: (i) a cash retention payment of $3,877,280 on August 30, 2008, subject to Mr. DeAngelo's continuing employment with HD Supply through such date other than involuntary termination without cause, death, disability or resignation for good reason (reported in the All Other Compensation column of the Summary Compensation Table and the Severance or Retention Payment column above); (ii) the accelerated vesting of 201,000 stock option awards on August 30, 2008 with an intrinsic value of $150,000 at a closing stock price of $37.04; and (iii) $11,495,993 representing the intrinsic value of accelerated vesting of 310,367 restricted stock awards on August 30, 2007 based on a closing stock price of $37.04. Accelerated vesting of the foregoing equity awards was fully expensed by the Company in Fiscal 2007, as reflected in the Stock Awards, Option Awards and All Other Compensation columns of the Summary Compensation Table.

Mr. DeAngelo was also eligible to receive a cash payment based on the sale proceeds received by the Company and subject to his continued employment through August 30, 2008 other than involuntary termination without cause, death, disability or resignation for good reason. Pursuant to the agreement, Mr. DeAngelo's 2007 MIP was superseded and cancelled and, in lieu thereof, he was eligible for the 2007 Retention MIP based on achievement of pre-established HD Supply monthly EBIT performance goals through the last full month before closing date, with any earned payout being prorated through the closing date. The bonus was based 100% on achievement of the EBIT financial targets. No payout was earned since the performance goals were not achieved.

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders(1)	50,971,928	(2)	$38.98(3)	229,230,058	(4)
Equity Compensation Plans Not Approved by Security Holders(5)	2,616,651	(6)	$40.75(7)	20,919,315	(8)

Total	53,588,579			250,149,373

(1)
These plans are the Company's 1997 Omnibus Stock Incentive Plan, the 2005 Omnibus Plan, the ESPP and The Home Depot, Inc. NonEmployee Directors' Deferred Stock Compensation Plan (the "Directors Plan"). The Directors Plan allows the Company's outside directors to elect to defer their cash retainers and meeting fees for deferred stock units payable in shares of the Company's common stock on termination of Board service. Meeting fees were eliminated for meetings held after August 16, 2007.

(2)
Includes an aggregate of 46,980,203 stock options under the 1997 Omnibus Plan, 2,662,470 stock options under the 2005 Omnibus Plan, 78,190 deferred shares under the 1997 Omnibus Plan, 713,223 deferred shares under the 2005 Omnibus Plan, 442,384 performance shares under the 2005 Omnibus Plan and 95,458 deferred stock units credited to participant accounts under the Directors Plan.

(3)
Weighted average exercise price of outstanding options; excludes deferred shares, deferred stock rights and shares of restricted stock under the 1997 and 2005 Omnibus Plans, deferred stock units under the Directors Plan and rights to purchase shares under the ESPP.

(4)
Represents 223,733,148 shares under the 2005 Omnibus Plan, 3,422,686 shares under the ESPP and 2,074,224 shares under the Directors Plan. As of the March 24, 2008 record date, 202,116,919 shares of the Company's common stock remain available for issuance under the 2005 Omnibus Plan.

(5)
These plans are the Company's Non-U.S. Employee Stock Purchase Plan (the "Non-US ESPP"), the Restoration Plan and the December 4, 2000 Nonqualified Stock Option and Deferred Stocks Units Plan and Agreement between The Home Depot, Inc. and Robert L. Nardelli.

(6)
Includes 116,651 deferred stock units under the Restoration Plan and 2,500,000 nonqualified stock options under the Deferred Stock Units Plan and Agreement referred to in footnote 5.

(7)
Weighted average exercise price of outstanding options; excludes rights to purchase shares under the Non-US ESPP, deferred stock units granted under the Restoration Plan and deferred stock units granted under the Deferred Stock Units Plan and Agreement referred to in footnote 5.

(8)
Represents shares available under the Non-US ESPP.

DIRECTOR COMPENSATION

In order to align the interests of non-employee directors with shareholders, the Company provides 82% of each director's annual retainer in Company equity. Such equity awards stipulate that shares of Company stock must continue to be held until the director retires from the Board or for one year after Board service ends for any reason other than ordinary Board retirement, death, disability or a change in control of the Company. This approach to director compensation is also set forth in the Company's Corporate Governance Guidelines.

Each director who was a Board member during Fiscal 2007 and who was not employed by the Company received an annual retainer of $280,000, paid in the following manner:

•
$230,000 in the form of deferred shares granted under the 2005 Omnibus Plan; and
•
$50,000 in the form of cash or deferred stock units under the Directors Plan, at the election of the director.

Effective May 22, 2008, the lead director will receive an annual retainer of $360,000, paid in the following manner: (i) $230,000 in the form of deferred shares granted under the 2005 Omnibus Plan, and (ii) $130,000 in the form of cash or deferred stock units under the Directors Plan, at the election of the lead director.

Directors receive the annual stock retainer solely in the form of deferred shares under the 2005 Omnibus Plan. Director compensation is paid for the twelve-month period commencing with each annual meeting of shareholders. A pro rata portion of annual director compensation is paid to directors who become Board members after the annual meeting as follows: 100% for appointments before the sixth month anniversary of the annual meeting, 50% after the sixth month but not later than the ninth month anniversary of the annual meeting, and 25% after the ninth month anniversary of the annual meeting.

In addition to the annual retainer, each non-employee director received $2,000 per Board meeting and $1,500 per Committee meeting attended before August 17, 2007. Each non-employee director also received $2,000 for attendance at the 2007 annual meeting. Each non-employee director who served as chair of a Board committee received $10,000, except for the Chair of the Audit Committee, who received $15,000. Board and Committee meeting and chair fees were payable in cash or deferred stock units under the Directors Plan, at the election of the director. Board and committee meeting fees, as well as the annual meeting fee, were eliminated effective for meetings held after August 16, 2007.

The Company also pays (or provides for reimbursement of) the travel and accommodation expenses of directors and, when requested by the Company, their spouses to attend Board meetings, conduct store visits and participate in other corporate functions, together with any taxes related to such payments.

The Company maintains a program through which it will match up to $100,000 of charitable donations made by each director, including the Chairman, for calendar years before 2008, and up to $10,000 per calendar year after 2007. In addition, the program permits each director who was a member of the Board prior to January 18, 2007, including the Chairman, to recommend names of charitable organizations to which the Company may donate up to $1,000,000 upon the director's retirement from the Board. The directors do not receive any financial benefit from this program because the charitable deductions accrue solely to the Company. Donations under the program are not made to any charity from which the director (or a party related to the director) directly or indirectly receives compensation. Mr. Blake's All Other Compensation reported in the Summary Compensation Table includes $95,000 in matching contributions made under the program for Fiscal 2007.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to or earned during Fiscal 2007 by our non-employee directors.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Ackerman, F. Duane	50,000	98,571	N/A	29,500	178,071
Batchelder, David H.	113,500	268,333	N/A	110,000	491,833
Bousbib, Ari	50,000	98,571	N/A	N/A	148,571
Brenneman, Gregory D.	85,000	231,863	72,311	100,000	489,174
Clendenin, John L.	107,500	230,000	72,311	N/A	409,811
Codina, Armando	55,000	138,000	N/A	620	193,620
Cornell, Brian C.	25,000	23,000	N/A	N/A	48,000
González, Claudio X.	97,500	230,545	72,311	417	400,773
Hart, Milledge A. III	82,500	230,000	72,311	100,000	484,811
Hill, Bonnie G.	96,500	236,308	72,311	11,050	416,169
Jackson, Laban P.	115,000	230,000	51,246	100,000	496,246
Johnson-Leipold, Helen	83,500	284,762	N/A	120,500	488,762
Johnston, Lawrence R.	95,000	230,000	51,246	N/A	376,246
Katen, Karen L.	50,000	98,571	N/A	N/A	148,571
Langone, Kenneth G.	100,000	231,665	72,311	100,000	503,976
Mozilo, Angelo R.	20,500	76,667	23,612	N/A	120,779
Ridge, Thomas J.	14,500	76,667	51,300	85,000	227,467
(1)
All directors (except Ms. Hill and Messrs. Langone and Batchelder) defer their cash retainers and meeting fees under the Directors Plan, which are converted to stock units payable in shares of Company common stock on termination of Board service. Ms. Hill deferred 50% of her annual cash retainer. Mr. Ridge deferred 50% of his annual cash retainer and all of his meeting fees. Dividend equivalents were credited on stock units in the Directors Plan at the same rate, and at the same time, that dividends are paid to shareholders.

(2)
Amounts set forth in the Stock Awards column represent the aggregate amount recognized for financial statement reporting purposes with respect to the directors for Fiscal 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with SFAS No. 123(R).

DIRECTOR COMPENSATION

The grant date fair value of each deferred share award expensed during Fiscal 2007 is set forth in the following table, computed in accordance with SFAS 123(R) based on the closing stock price on the grant date. There were no deferred share award forfeitures by the directors during Fiscal 2007.

Grant Date	Shares	Value	Directors Who Received
05/25/2006	5,989	$230,000	Brenneman, Clendenin, González, Hart, Hill, Jackson, Johnston, Langone, Mozilo, Ridge
11/16/2006	6,083	$230,000	Johnson-Leipold
02/22/2007	2,792	$115,000	Batchelder
05/24/2007	5,905	$230,000	Batchelder, Brenneman, Clendenin, González, Hart, Hill, Jackson, Johnson-Leipold, Johnston, Langone
08/15/2007	6,894	$230,000	Codina
11/15/2007	7,936	$230,000	Ackerman, Bousbib, Katen
01/18/2008	4,375	$115,000	Cornell

The grant date fair value of each restricted stock award expensed during Fiscal 2007 is set forth in the following table and is computed in accordance with SFAS 123(R), based on the closing stock price on the grant date. There were no restricted stock award forfeitures by the directors during Fiscal 2007.

Grant Date	Shares	Value	Directors Who Received
05/26/1999	259	$9,940	Hill
05/31/2000	204	$9,996	Hill
05/30/2001	200	$9,998	Brenneman, González, Hill
08/16/2001	400	$19,956	Brenneman, Hill
05/29/2002	732	$29,975	Brenneman, Hill
05/29/2002	244	$9,992	Langone
(3)
Amounts set forth in the Option Awards column represent the aggregate amount recognized for financial statement reporting purposes with respect to the directors for Fiscal 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with SFAS 123(R) based on the assumptions set forth in Note 1 to the Company's consolidated financial statements as filed with the SEC on Form 10-K on April 3, 2008, March 29, 2007, March 29, 2006, April 11, 2005 and April 12, 2004 ("Note 1").

The grant date fair value of each option award expensed during Fiscal 2007 is set forth in the following table and is computed in accordance with SFAS 123(R) based on the assumptions set forth in Note 1. There were no option

DIRECTOR COMPENSATION

  award forfeitures by the directors during Fiscal 2007, other than 11,250 option awards forfeited by Mr. Johnston, 9,000 by Mr. Mozilo and 18,000 by Mr. Ridge on their termination of Board service during Fiscal 2007.

Grant Date	Shares	Value	Directors Who Received
05/30/2003	5,000	$69,900	Brenneman, Clendenin, González, Hart, Hill, Langone
08/21/2003	2,500	$35,425	Brenneman, Clendenin, González, Hart, Hill, Langone
05/27/2004	7,500	$101,775	Brenneman, Clendenin, González, Hart, Hill, Langone
08/06/2004	1,500	$20,355	Brenneman, Clendenin, González, Hart, Hill, Langone
08/06/2004	9,000	$122,130	Jackson, Johnston
03/23/2005	9,000	$122,400	Ridge
05/27/2005	9,000	$134,100	Brenneman, Clendenin, González, Hart, Hill, Jackson, Johnston, Langone, Ridge
02/23/2006	9,000	$118,080	Mozilo
(4)
Amounts reported include matching charitable contributions that were made in the following amounts: Ackerman – $29,500; Batchelder – $110,000; Brenneman – $100,000; Hart – $100,000; Jackson – $100,000; Johnson-Leipold – $120,500; Langone – $100,000; and Ridge – $85,000. The Company's director charitable contribution program is described in "Director Compensation" above.

(5)
As of the end of Fiscal 2007, our non-employee directors held the following outstanding equity:

Name	Stock Options	Restricted Shares	Deferred Shares	Deferred Stock Units	Shares Owned Outright	Shares Owned Indirectly	Total
Ackerman, F. Duane	—	—	8,001	1,739	900	—	10,640
Batchelder, David H.	—	—	8,890	—	—	30,951,761	30,960,651
Bousbib, Ari	—	—	8,001	1,739	—	—	9,740
Brenneman, Gregory D.	39,250	1,332	20,011	13,875	20,000	—	94,468
Clendenin, John L.	38,000	2,929	20,011	22,959	25,526	—	109,425
Codina, Armando	—	—	6,994	1,675	16,862	—	25,531
Cornell, Brian C.	—	—	4,375	951	—	—	5,326
González, Claudio X.	35,500	1,332	20,011	14,884	55,000	—	126,727
Hart, Milledge A. III	38,000	2,041	20,011	19,849	3,548,179	—	3,628,080
Hill, Bonnie G.	45,500	1,795	20,011	5,767	2,219	—	75,292
Jackson, Laban P.	18,000	—	16,937	10,276	7,400	—	52,613
Johnson-Leipold, Helen	—	—	12,302	—	2,500	—	14,802
Johnston, Lawrence R.	6,750	—	16,937	—	5,000	—	28,687
Katen, Karen L.	—	—	8,001	1,739	1,500	—	11,240
Langone, Kenneth G.	38,000	2,041	20,011	—	16,500,000	6,139	16,566,191
Mozilo, Angelo R.	—	—	7,237	—	—	5,700	12,937
Ridge, Thomas J.	—	—	8,895	—	—	—	8,895

COMPENSATION COMMITTEE REPORT

The members of the Leadership Development and Compensation Committee at the end of Fiscal 2007 were Bonnie G. Hill, Chair, David H. Batchelder, Ari Bousbib, John L. Clendenin, Armando Codina and Claudio X. González. Each member is independent under the rules of the New York Stock Exchange listing standards and the Company's Director Independence Standards set forth in the Company's Corporate Governance Guidelines and attached as Appendix A.

The Committee acts under a written charter which sets forth its responsibilities and duties, as well as requirements for the Committee's composition and meetings. The Committee's primary responsibility is to (i) assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the CEO, (ii) oversee the development of executive succession plans and (iii) approve compensation strategy, including the corporate goals and objectives relevant to the compensation of the Company's senior executive officers, to ensure management is afforded appropriate incentives and rewarded appropriately for contributions to the Company's growth and profitability and that the executive compensation strategy supports the Company's objectives and shareholder interests.

The Committee also oversees management's decisions concerning the performance and compensation of other Company officers, administers the Company's equity-based and incentive-based compensation plans, and regularly evaluates the effectiveness of the Company's overall executive compensation program. In addition, the Committee periodically reviews the compensation and benefits offered to non-employee directors and recommends changes as appropriate.

A more complete description of the Committee's functions is set forth in the Committee charter which is available on the Company's website at www.homedepot.com under "Investor Relations" and is also available in print upon request.

The Committee has reviewed and discussed the Company's Compensation Discussion & Analysis with management. Based upon such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K for Fiscal 2007.

This report has been furnished by the current members of the Leadership Development and Compensation Committee:

•
Bonnie G. Hill, Chair
•
David H. Batchelder
•
Ari Bousbib
•
John L. Clendenin
•
Armando Codina
•
Claudio X. González

AUDIT COMMITTEE REPORT

The members of the Audit Committee at the end of Fiscal 2007 were John L. Clendenin, Chair, David H. Batchelder, Gregory D. Brenneman, Claudio X. González, Laban P. Jackson, Jr. and Kenneth G. Langone. Each member of the Committee is independent under SEC rules, the New York Stock Exchange listing standards and the Director Independence Standards set forth in the Company's Corporate Governance Guidelines. The Board of Directors has determined that Gregory D. Brenneman, who served on the Committee throughout Fiscal 2007, is an "audit committee financial expert" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Committee's composition and meetings. The Committee charter is available on the Company's website at www.homedepot.com under "Investor Relations" and is also available in print upon request.

The Audit Committee has:

•
Reviewed and discussed the audited financial statements with the Company's management and discussed with KPMG LLP, independent registered public accounting firm for the Company, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as currently in effect (which Statement on Auditing Standards superseded Statement on Auditing Standards No. 61, Communications with Audit Committees);
•
Concluded that KPMG LLP is independent from the Company and its management. The Committee received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with KPMG LLP its independence;
•
Recommended to the Board that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for Fiscal 2007. The Committee made this recommendation based upon its review and the discussions with management and KPMG LLP; and
•
Determined that the provision of non-audit services is compatible with KPMG LLP's independence. The Committee has reviewed and discussed the fees paid to KPMG LLP during Fiscal 2007 for audit, audit-related, tax and all other services, which are set forth below under "Independent Registered Public Accounting Firm's Fees."

This report has been furnished by the members of the Audit Committee at the end of Fiscal 2007:

•
John L. Clendenin, Chair
•
David H. Batchelder
•
Gregory D. Brenneman
•
Claudio X. González
•
Laban P. Jackson, Jr.
•
Kenneth G. Langone

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

AUDIT FEES

During Fiscal 2007 and Fiscal 2006, KPMG LLP billed the Company for fees in the aggregate amount of $4,858,000 and $5,451,000 respectively, for the annual audit of the Company's financial statements, and the quarterly reviews of the Company's financial statements included in its Forms 10-Q.

AUDIT-RELATED FEES

During Fiscal 2007 and Fiscal 2006, the Company paid KPMG LLP fees in the aggregate amount of $9,224,000 and $1,269,000 respectively, for audit-related services which included an audit of HD Supply, which was disposed of in August 2007, audits of financial statements of certain employee benefit plans and other entities, audits of certain businesses acquired during Fiscal 2006 and the review of related SEC filings.

TAX FEES

During Fiscal 2007 and Fiscal 2006, the Company paid KPMG LLP fees in the aggregate amount of $180,000 and $212,000 respectively, for tax services. In Fiscal 2007, none of such fees were for tax return preparation and compliance and $180,000 was for tax consulting and advisory services.

ALL OTHER FEES

No other services or related fees were provided by or paid to KPMG LLP for Fiscal 2007 and Fiscal 2006.

PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Committee or by the Chairman of the Committee. When services are pre-approved by the Chairman, notice of such approvals is given simultaneously to the other members of the Committee and presented to the full Committee at its next scheduled meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table includes Company stock beneficially owned, as of March 17, 2008, by our directors and named executive officers. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown. An asterisk (*) in the Percent of Class column indicates beneficial ownership of less than 1%.

Name of Beneficial Owner	Total Beneficial Ownership(1)		Percent of Class

Francis S. Blake	934,549	(2)	*
F. Duane Ackerman	900		*
David H. Batchelder	32,084,668	(3)	1.90%
Ari Bousbib	—		*
Gregory D. Brenneman	47,457		*
Albert P. Carey	—		*
John L. Clendenin	53,330		*
Armando Codina	16,862		*
Brian C. Cornell	—		*
Claudio X. González	78,707		*
Milledge A. Hart, III	3,575,095	(4)	*
Bonnie G. Hill	36,389		*
Laban P. Jackson, Jr.	14,150		*
Karen L. Katen	1,500		*
Kenneth G. Langone	16,533,055	(5)	*
Roger W. Adams	12,500		*
Joseph J. DeAngelo	39,845		*
Robert P. DeRodes	768,650		*
Craig A. Menear	232,180		*
Carol B. Tomé	989,128		*
Annette M. Verschuren	303,842		*
Directors and executive officers as a group (29 people)	57,114,404	(6)	3.38%
(1)
These amounts include equivalent shares credited under our FutureBuilder Plan and restricted stock granted under the 1997 and 2005 Omnibus Plans. In addition, these amounts reflect shares subject to options exercisable as of May 16, 2008 as follows: Francis S. Blake – 489,000; Gregory D. Brenneman – 26,125; John L. Clendenin – 24,875; Claudio X. González – 22,375; Milledge A. Hart, III – 24,875; Bonnie G. Hill – 32,375; Laban P. Jackson, Jr. – 6,750; Kenneth G. Langone – 24,875; Roger W. Adams – 12,500; Robert P. DeRodes – 357,500; Craig A. Menear – 128,025; Carol B. Tomé – 487,023; Annette M. Verschuren – 229,648; directors and executive officers as a group (29) people – 2,577,969.

(2)
This amount includes 333 shares held by a family trust.

(3)
Mr. Batchelder is a Principal of Relational Investors, LLC (RILLC). RILLC is the record holder of 100 shares and the sole general partner, or the sole managing member of the general partner, of Relational Investors, L.P. (3,885,398), Relational Coast Partners, L.P. (229,147), Relational Fund Partners, L.P. (99,365), Relational Partners, L.P. (94,888), RH Fund 1, L.P. (3,108,138), RH Fund 2, L.P. (2,014,513), Relational Investors III, L.P. (141,427), RH Fund 4, L.P. (776,386), RH Fund 6, L.P. (1,089,219), RH Fund 7, L.P. (279,824), Relational Investors VIII, L.P. (3,778,586), Relational Investors IX, L.P. (1,511,417), Relational Investors X, L.P. (2,842,197), Relational Investors XI, L.P. (1,649,432), Relational Investors XV, L.P. (538,051), Relational Investors XVI, L.P. (376,949), and Relational Investors XXII, L.P. (641,330). An additional 3,733,801 shares are held in accounts managed by RILLC and an additional 5,294,500 shares are held through co-investment arrangements with certain entities listed above. Mr. Batchelder disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest.

(4)
From time to time, a portion of these shares may secure, together with other assets depending on the value of the other collateral, borrowings from certain financial institutions. As of March 14, 2008, 1,982,940 shares were subject to this arrangement.

(5)
This amount includes 6,139 shares held by Mr. Langone's wife for which he disclaims beneficial ownership. From time to time, a portion of these shares may secure, together with other assets (depending on the value of the other collateral), borrowings from certain financial institutions. As of March 14, 2008, 900,000 shares were subject to this arrangement. Additional shares may be deemed to secure other assets. Such additional shares may not be quantified as they are maintained in an account with other securities.

(6)
Percent of class based on the number of shares of outstanding common stock as of March 17, 2008.

GENERAL

INSIDER TRANSACTIONS

The Nominating and Corporate Governance Committee, which is comprised of independent directors, reviews all related-party transactions and relationships involving a Board member or officer of the Company subject to Section 16 of the Securities Exchange Act of 1934. To help identify related-party transactions and relationships, each director and executive officer completes a questionnaire that requires the disclosure of any transaction or relationship that the person, or any member of his or her immediate family, has or will have with the Company. The General Counsel also conducts an independent investigation by reviewing the Company's financial systems to determine if a director, or a company with which a director is affiliated, engaged in transactions or had a relationship with the Company during the fiscal year. The Company's requirements with respect to review and approval or ratification of related-party transactions are set forth in the Committee's charter.

The Committee reviews and approves, ratifies or rejects any transaction or relationship with a related party that is identified. In approving, ratifying or rejecting a related-party transaction or relationship, the Committee considers such information as it deems important to determine whether the transaction is on reasonable and competitive terms and is fair to the Company. Transactions and relationships that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company's proxy statement. The Committee is not required to review and approve or ratify employment, compensation or similar arrangements between the Company and Board members or between the Company and executive officers.

The Committee has identified the following related-party transactions and relationships:

Francis S. Blake, who is the son of Frank Blake, the Company's Chairman and CEO, has been a store manager for the Company since June 2006 and joined the Company in September 2004. His base compensation is less than the minimum required for disclosure. In addition to his base compensation and customary employee benefits, Mr. Blake is also eligible to participate in bonus and equity compensation plans based on his performance as well as the performance of the Company. Mr. Blake's compensation is within an established range paid to store managers.

The Company, principally through The Home Depot Foundation, has supported Habitat for Humanity since 1991. Elizabeth Blake, the wife of Frank Blake, the Company's Chairman and CEO, serves as general counsel of Habitat for Humanity International. In Fiscal 2007, the Foundation made charitable contributions of approximately $2.2 million to Habitat and its international and local affiliates. In Fiscal 2008, the Foundation committed to donate $30 million (including monetary and in-kind donations) to Habitat to provide energy-efficient and sustainable building resources and funding for a portion of the single- and multi-family homes Habitat builds during the next five years.

Michael Davis, the brother-in-law of Robert P. DeRodes, the Company's Executive Vice President and Chief Information Officer, is Manager – IT Programming for the Company. His base compensation is approximately $144,000. In addition to his base compensation and customary employee benefits, during Fiscal 2007, Mr. Davis participated in the Company's bonus and equity compensation plans based on his performance as well as the performance of the Company, and received compensation pursuant to the terms of these compensation arrangements. Mr. Davis's compensation is within an established range paid to Managers – IT Programming.

The Home Depot also has purchase, finance and other transactions and relationships in the normal course of business with companies with which Company directors or their relatives are associated, but which are not sufficiently material to be reportable. The Committee has reviewed these transactions and relationships and believes they were entered into on terms that are both reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

BUSINESS CODE OF CONDUCT

The Company has a Business Code of Conduct and Ethics that is applicable to all directors, officers and associates of the Company, including the CEO and the CFO. This code includes a Code of Ethics for Senior Financial Officers that is applicable to the CEO, CFO, Controller, Treasurer, all Vice Presidents of the Finance

GENERAL

Department and other designated financial associates. The complete text of both codes is available on the Company's website at www.homedepot.com under "Investor Relations" and is also available in print upon request. The Company will post any amendments to or waivers from the Code of Conduct (to the extent applicable to the Company's executive officers and directors) at this location on its website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During Fiscal 2007, we believe that our directors and executive officers complied with the requirements of Section 16(a) of the Securities Exchange Act of 1934, except that the grant of performance shares in February 2007 to Mr. Francis S. Blake, the Chairman and CEO, was not timely reported due to an administrative error.

SHAREHOLDER PROPOSALS

To be considered for inclusion in next year's Proxy Statement (or to be considered at next year's meeting but not included in the proxy) proposals must be submitted in writing by December 12, 2008. Proposals should be submitted to: Corporate Secretary, The Home Depot, Inc., 2455 Paces Ferry Road, Atlanta, Georgia 30339.

OTHER PROPOSED ACTIONS

If any other items or matters properly come before the Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

SOLICITATION OF PROXIES

Proxies may be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. D.F. King & Co., Inc. has been retained to assist in soliciting proxies at a fee of $18,000, plus expenses. We will also reimburse the expenses of brokers, nominees and fiduciaries who send proxies and proxy materials to our shareholders.

DIRECTOR INDEPENDENCE STANDARDS

A majority of Board of Directors of The Home Depot, Inc. (the "Company") shall be independent. No director shall qualify as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making such determination, the Board of Directors shall consider the factors identified below, as well as such other factors that the Board of Directors may deem relevant. A director will not be deemed independent if:

1.
the director is employed by the Company or any of its affiliates (as used herein, such term shall have the meaning set forth in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended) or was employed by the Company or any of its affiliates at any time during the preceding three years;

2.
the director is a member of the immediate family of an individual who is, or has been, employed by the Company or any of its affiliates as an executive officer (as used herein, such term shall have the same meaning as the term "officer" in Rule 16a-1(f) under the Securities Exchange Act of 1934 (the "Exchange Act")) at any time during the preceding three years;

3.
the director (a) presently receives, or his or her immediate family member receives, more than $100,000 in any consecutive 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), or (b) the director or the director's immediate family member had received such compensation during any consecutive 12-month period within the preceding three years;

4.
(a) the director or his or her immediate family member is presently a partner of a firm that is the Company's internal or external auditor; (b) the director is presently an employee of such firm; (c) the director's immediate family member is presently an employee of such firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or his or her immediate family member was within the preceding three years (but is no longer) a partner or employee of such firm and personally worked on the Company's audit during such three year period;

5.
the director (a) is presently an executive officer or an employee, or his or her immediate family member is an executive officer, of another company (including any tax-exempt organization) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds $1 million or 2 percent of such other company's consolidated gross revenues for its last fiscal year, whichever is greater, or (b) the Company and the company of which the director is an executive officer or employee or his or her immediate family member is an executive officer had such relationship within the preceding three years;

6.
the director is affiliated with, or his or her immediate family member is affiliated with, a paid advisor or consultant to the Company;

7.
the director has, or his or her immediate family member has, a personal services contract with the Company;

8.
the director or his or her immediate family member is employed and compensated by a foundation, university or other nonprofit institution that has received significant charitable contributions from the Company that are disclosed or will be required to be disclosed in the Company's proxy statement; and

9.
the director (a) is presently employed, or his or her immediate family member is presently employed, as an executive officer of another company where any of the Company's present executive officers serves on that company's compensation committee, or (b) such director or his or her immediate family member was employed in such capacity within the preceding three years.

In addition to being independent as determined by the Board of Directors in accordance with the factors set forth above, (a) members of the Audit Committee may not (i) receive, directly or indirectly, any compensation other than directors' fees from the Company, or (ii) be an "affiliated person" of the Company or any of its subsidiaries as such term is defined under Rule 10A-3 under the Exchange Act and (b) members of the Leadership Development and Compensation Committee must qualify as "outside directors" as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and as "non-employee directors" as such term is defined under Rule 16b-3 promulgated under the Exchange Act.

A-1

PRINTED ON RECYCLED PAPER

Appendix B

THE HOME DEPOT
MANAGEMENT INCENTIVE PLAN
(Effective February 4, 2008)

1.
Purpose.    The purpose of The Home Depot Management Incentive Plan is to advance the interests of The Home Depot, Inc. and its stockholders by motivating key associates of the Company to take actions that will promote the Company's long-term success and growth. The Plan is designed to provide incentive compensation to key associates by rewarding the achievement of corporate goals and specifically measured individual goals that are consistent with and support overall corporate goals.

2.    Definitions

  (a)
  "Award" means an award entitling a Participant to receive incentive compensation subject to the terms and conditions of the Plan.

  (b)
  "Board" means the Company's Board of Directors.

  (c)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (d)
  "Committee" means the Leadership Development and Compensation Committee of the Board.

  (e)
  "Common Stock" means shares of the Common Stock, $.05 par value per share, of the Company.

  (f)
  "Company" means The Home Depot, Inc., a Delaware corporation.

  (g)
  "Disability" means, with respect to a Participant, the Participant's becoming eligible for permanent and total disability benefits under the Company's or a Subsidiary's long-term disability plan.

  (h)
  "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee from time to time. Unless determined otherwise by the Committee, the fair market value shall be the closing price of the Common Stock on the New York Stock Exchange on the relevant date or, if no sale occurred on such date, the closing price on the nearest preceding date on which sales occurred.

  (i)
  "Officer" means a Participant who an officer of the Company.

  (j)
  "Participant" means a key employee of the Company or a Subsidiary who is selected by the Committee to participate in the Plan.

  (k)
  "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to specified levels of the Company's or Subsidiary's following metrics: (1) Financial Return Metrics: (a) return on equity; (b) return on capital; (c) return on assets; (d) return on investment; and (2) Earnings Metrics: (a) earnings per share; (b) total earnings; (c) earnings growth; (d) earnings before or after interest and taxes; (e) earnings before taxes; (f) earnings before or after interest, taxes, depreciation and amortization; (g) operating profit; (h) net income; and (3) Sales Metrics: (a) total sales; (b) sales growth; (c) comparable store sales; (d) sales per square foot; (e) average ticket sales; (f) sales per operating store; and (4) Stock Price Metrics: (a) increase in the fair market value of the Common Stock; (b) total return to shareholders; and (5) Cash Flow Metrics: (a) cash flow; (b) operating cash flow; (c) free cash flow; (d) cash flow return on investment; and (6) Store Metrics: (a) inventory shrinkage goals; (b) stocking and other labor hours goals; (c) store payroll goals; (e) markdown goals; (f) workers' compensation goals; and (7) Balance Sheet Metrics: (a) inventory; (b) inventory turns; (c) receivables turnover; and (8) Other Strategic Metrics: (a) gross margin; (b) gross margin return on investment; (c) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (d) timely and successful completion of key Company projects (including, for example, timely completion within budget); (e) economic value added (EVA); (f) internal rate of return; (g) net present value targets; (h) expense or cost level targets; (i) Employer of

    Choice survey results; (j) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (k) diversity goals; (l) attrition improvements; (m) productivity improvements; (n) operating cost management targets; (o) safety record goals. Except in the case of a Qualified Performance-Based Award, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

  (l)
  "Performance Target" means a target level of performance, based on one or more Performance Objectives, established for a Performance Year in accordance with Section 4.

  (m)
  "Performance Year" means a period coinciding with the Company's fiscal year for accounting purposes, which shall be used for purposes of determining whether Awards are earned by Participants.

  (n)
  "Plan" means The Home Depot Management Incentive Plan, as stated herein, and as amended from time to time.

  (o)
  "Qualified Performance-Based Award" means an Award or portion of an Award to an Officer that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

  (p)
  "Retirement" means termination of employment with the Company or a Subsidiary after completing at least 5 years of continuous employment and attaining age 60.

  (q)
  "Subsidiary" means a corporation or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest (representing the right generally to make decisions for such other entity) is, now or hereafter owned or controlled directly or indirectly by the Company.

2.
Participation.    For each Performance Year, the Committee shall designate those key employees of the Company and its Subsidiaries who shall receive Awards under the Plan. Selection for participation for one Performance Year shall not confer on a Participant the right to participate in the Plan for any other Performance Year.

3.
Awards.    For each Performance Year, each Participant shall receive an Award entitling the Participant to receive cash incentive compensation upon the attainment of one or more Performance Targets. The Committee may establish different terms for Awards for different Participants or groups of Participants. The amount of compensation payable under an Award may be stated as a dollar amount or as a percentage of the Participant's base compensation. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

4.
Establishment of Performance Targets.    Within the first ninety (90) days of each Performance Year, the Committee shall establish one or more Performance Targets for that Performance Year. Each Performance Target shall be specified as a percentage increase in or attainment of a specific level of a Performance Objective for the Performance Year.

5.
Payment of Awards.    Within ninety (90) days following the end of each Performance Year, the Committee shall determine whether the Performance Targets for such Performance Year have been satisfied and shall certify its determination in approved minutes of the Committee meeting held for such purpose. If the Committee certifies that one or more Performance Targets for a Performance Year have been achieved, all compensation payable in respect of Awards subject to such Performance Target shall be paid to Participants as soon as reasonably practicable thereafter; provided, however, that the Committee may permit the deferral of such compensation under a deferred compensation plan of the Company or a Subsidiary. If a Performance Target for a Performance Year is not achieved,

2

  the Committee in its sole discretion may determine that all or a portion of any Award shall be deemed to be earned based on such criteria as the Committee deems appropriate, including without limitation individual performance or the performance of the Subsidiary or business division employing the Participant; provided, however, that the Committee shall not have such discretion with respect to any Qualified Performance-Based Award. Any Award that is not considered earned in accordance with this Section shall be forfeited.

6.
Partial Years of Participation.    The Committee may establish rules and procedures for partial years of participation consistent with the following:

(a)
Employment Termination.    If a Participant terminates employment with the Company before payment of Awards are made for a Performance Year for reasons other than death, Disability or Retirement, any Award granted to the Participant in respect of that Performance Year shall be forfeited and cancelled.

(b)
New Hires.    In the case of an associate who is hired by the Company or a Subsidiary after the beginning of a Performance Year, the Committee may in its discretion designate such associate as a Participant in the Plan for that Performance Year, provided that the Committee may specify that such a Participant's Award shall be determined only with respect to the portion of the Performance Year during which the Participant is employed by the Company or Subsidiary in the eligible position.

(c)
Death, Disability or Retirement.    A Participant whose employment terminates during a Performance Year because of death or Disability, or because of Retirement (contingent on attainment of the applicable Performance Targets for such Performance Year), may, at the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be eligible for consideration for a pro-rata Award based on the period of active employment during the Performance Year.

(d)
Promotions and Transfers.    A Participant who is transferred to a non-exempt, hourly or other ineligible position during the Performance Year shall forfeit any Award granted to the Participant in respect of that Performance Year. An employee who is promoted to an eligible position, or a Participant who is transferred from one eligible position to another, during a Performance Year, may, at the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be eligible for consideration for a pro-rata Award based on the period in the eligible position during the Performance Year.

(e)
Leave of Absence.    A Participant who is on a leave of absence other than a personal leave for more than ninety (90) consecutive days during the Performance Year, or who is on a personal leave of absence for more than thirty (30) consecutive days, shall forfeit any portion of an Award attributable to said period of leave pursuant to such rules as the Committee may establish.

7.
Maximum Amount of Qualified Performance-Based Awards.    The maximum dollar amount of compensation that may be paid to any Participant in respect of Qualified Performance-Based Awards for a single Performance Year shall be three tenths of one percent (.3%) of the Company's net income for the Performance Year.

8.
Adjustments.    To the extent that a Performance Target is based on an increase in the Fair Market Value of the Common Stock, in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, then the Committee may make or provide for such adjustments in such Performance Target as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants.

9.
Tax Withholding.    The Company shall be entitled to withhold from any payment made under the Plan the full amount of any required federal, state or local taxes.

10.
Nontransferability of Benefits.    A Participant may not assign or transfer any interest in an Award. Notwithstanding the foregoing, upon the death of a Participant, the Participant's rights and benefits under the Plan shall pass by will or by the laws of descent and distribution.

3

11.
Administration and Interpretation.    Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe rules and requirements relating to it, and to make all determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan as may be required to comply with or conform to any federal, state or local laws or regulations.

12.
Amendment and Termination of Plan.    The Committee may at any time terminate the Plan and may at any time and from time to time amend or modify the Plan in any respect; provided, however, that no amendment shall be effective without approval of the stockholders of the Company if the amendment would increase the maximum amount of compensation payable to a Participant in any Performance Year pursuant to Qualified Performance-Based Awards as specified in Section 7. Neither the termination of the Plan nor any amendment to the Plan shall reduce benefits accruing under Awards granted prior the date of such termination or amendment.

13.
Governing Law.    The Plan shall be governed and construed in accordance with the laws of the State of Georgia. As a condition to eligibility to receive an Award under the Plan, each Participant irrevocably consents to the exclusive jurisdiction of the courts of the State of Georgia and of any federal court located in the Northern District of Georgia in connection with any action or proceeding arising out of or relating to this Plan, any document or instrument delivered pursuant to or in connection with this Plan, or any alleged breach of this Plan or any such document or instrument.

14.
Effective Dates and Stockholder Approval.    This Plan shall be effective for periods beginning on and after February 4, 2008, provided that no Qualified Performance-Based Award shall be effective if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or special meeting.

15.
Offsets.    As a condition to eligibility for an Award, each Participant consents to the deduction from the Award of any amounts owed by the Participant to the Company to the extent permitted by applicable law.

16.
No Rights to Continued Employment.    Participation in the Plan does not create or constitute an express or implied employment contract between the Company and the Participant nor limit the right of the Company to discharge or otherwise deal with a Participant without regard to the existence of the Plan.

17.
Unfunded Plan.    The Plan shall at all times be an unfunded payroll practice and no provision shall at any time be made with respect to segregating assets of the Company for payment of any Award. No Participant or any other person shall have any interest in any particular assets of the Company by reason of the right to receive an Award under the Plan and any such Participant or any other person shall have only the rights of a general unsecured creditor of the Company.

18.
Limitations Period For Claims.    Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the later of the end of the Award Period to which the claim relates or the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial of deemed denial or be forever barred.

4

Appendix C

THE HOME DEPOT, INC.
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective July 1, 2008)

Section 1
PURPOSE

The purpose of The Home Depot, Inc. Amended and Restated Employee Stock Purchase Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company on a payroll or other compensation deduction basis. The Plan is intended, in part, to qualify as an "employee stock purchase plan" under Code Section 423. The Plan will, with respect to the grant of options and issuance of Common Stock intended to qualify under Code Section 423, be construed so as to extend and limit participation in a manner within the requirements of that Code section. In addition, this Plan authorizes the grant of options and issuance of Common Stock that do not qualify under Code Section 423 pursuant to rules and procedures adopted by the Committee and designed to achieve desired tax or other objectives in particular locations outside the United States.

Section 2
BACKGROUND

The Plan as last amended and restated effective July 1, 2003 merged The Home Depot, Inc. Amended and Restated Employee Stock Purchase Plan and The Home Depot, Inc. Amended and Restated Non-U.S. Employee Stock Purchase Plan. The Plan as amended and restated herein increases the authorized shares available for issuance under the Plan and makes certain other changes effective with respect to Plan offerings beginning on and after the Effective Date, subject to shareholder approval.

Section 3
DEFINITIONS

As used in the Plan, the following terms, when capitalized, have the following meanings:

        (a)   "Board" means the Company's Board of Directors.

        (b)   "Business Day" means a day that the New York Stock Exchange is open if the Shares are then listed on such exchange.

        (c)    "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means the committee described in Section 11.

        (e)   "Common Stock" means the common stock of the Company, $.05 par value per share, or any stock into which that common stock may be converted.

        (f)    "Company" means The Home Depot, Inc., a Delaware corporation, and any successor corporation.

        (g)   "Compensation" means an Employee's "benefit compensation" as determined under The Home Depot FutureBuilder. The Committee may change the definition of Compensation on a prospective basis.

        (h)   "Contributions" means all amounts credited to the Participant's Payroll Deduction Account.

        (i)    "Corporate Transaction" means (i) any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

        (j)    "Designated Subsidiary" means the Company's: (i) domestic Subsidiaries located in the United States or any United States territory; and (ii) foreign Subsidiaries located in Mexico and Canada; and (iii) any other Subsidiary that has been designated by the Company's Executive Vice President—Human Resources as eligible to participate in the Plan as to its eligible Employees.

        (k)   "Disability" means, with respect to a Participant, the Participant's becoming eligible for permanent and total disability benefits under the Company's or a Designated Subsidiary's long-term disability plan.

        (l)    "Effective Date" means July 1, 2008.

        (m)  "Employee" means any person who performs services for, and who is classified as an employee on the payroll records of the Company or a Designated Subsidiary.

        (n)   "Fair Market Value" means, with respect to any date, the closing price of the Common Stock on the New York Stock Exchange on that date or, in the event that the Common Stock is not traded on that date, the closing price on the immediately preceding trading date. If the Common Stock is no longer traded on the New York Stock Exchange, then "Fair Market Value" means, with respect to any date, the fair market value of the Common Stock as determined by the Committee in good faith.

        (o)   "Offering Date" means the first Business Day of each Purchase Period.

        (p)   "Participant" means a participant in the Plan as described in Section 5.

        (q)   "Payroll Deduction Account" means the bookkeeping account established for a Participant in accordance with Section 6.

        (r)    "Plan" means The Home Depot, Inc. Amended and Restated Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

        (s)    "Purchase Date" means the last Business Day of each Purchase Period.

        (t)    "Purchase Period" means a period of six months commencing on January 1 and July 1 of each year, or such other period as determined by the Committee; provided, however, that in no event will any Purchase Period be longer than 27 months.

        (u)   "Purchase Price" means an amount equal to 85% of the Fair Market Value of a Share on the Purchase Date.

        (v)    "Retirement" means, with respect to a Participant, the Participant's termination of employment with the Company or a Designated Subsidiary after completing at least 5 years of continuous employment and attaining age 60.

        (w)  "Share" means a share of Common Stock, as adjusted in accordance with Section 16.

        (x)    "Subsidiary" means a domestic or foreign corporation of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. The definition of Subsidiary should be interpreted so as to include any entity that would be treated as a "subsidiary corporation" under Code Section 424(f).

Section 4
ELIGIBILITY

        (a)    Eligible Employees.    Any person who is an Employee as of an Offering Date in a given Purchase Period will be eligible to participate in the Plan for that Purchase Period, subject to the requirements of Section 5 and the limitations imposed by Code Section 423(b). Notwithstanding the foregoing, the Committee may, on a prospective basis, (i) exclude from participation in the Plan any or all Employees whose customary employment is for not more than 20 hours per week or five months per year, and (ii) impose an eligibility service requirement of up to two years of employment. The Board may also determine that a designated group of highly compensated employees (within the meaning of Code Section 414(q)) are ineligible to participate in the Plan.

        (b)    Five Percent Shareholders.    Notwithstanding any other provision of the Plan, no Employee will be eligible to participate in the Plan if the Employee (or any other person whose stock would be attributed to the Employee pursuant to Code Section 424(d)) owns capital stock of the Company and/or holds outstanding options to purchase stock

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possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary.

Section 5
PARTICIPATION

An Employee may become a Participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee and submitting them to the Committee or its designee in accordance with the rules established by the Committee. The enrollment documents will set forth the amount of the Participant's Compensation, up to twenty percent (20%), or such other limit as is designated by the Committee including any minimum Contribution percentage, to be paid as Contributions pursuant to the Plan. The Committee may provide for a separate election (or a different percentage) for a specified item or items of pay. In countries where payroll deductions are not feasible, the Committee may permit an Employee to participate in the Plan by an alternative means, such as by check.

Section 6
CONTRIBUTIONS

        (a)    Payroll Deductions.    A Participant's payroll deductions will begin on the first payroll paid following the Offering Date and will end on the last payroll paid on or before the Purchase Date of the Purchase Period, unless the Participant elects to withdraw from the Plan as provided in Section 9 or ceases Contributions pursuant to Section 6(c). A Participant's enrollment documents will remain in effect for successive Purchase Periods unless the Participant elects to withdraw from the Plan as provided in Section 9, ceases Contributions pursuant to Section 6(c), or timely submits new enrollment documents to change the rate of payroll deductions for a subsequent Purchase Period in accordance with rules established by the Committee.

        (b)    Payroll Deduction Account.    The Committee will credit the amount of each Participant's Contributions to the Participant's Payroll Deduction Account. A Participant may not make any additional payments to the Participant's Payroll Deduction Account, except as expressly provided in the Plan or as authorized by the Committee.

        (c)    Changes to Payroll Deductions.    A Participant may reduce the percentage of authorized payroll deductions once each Purchase Period by delivery of a new payroll deduction authorization form to the Committee or its designee. The change will become effective as soon as administratively practicable after receipt. A Participant may cease Contributions to the Plan at any time. Unless the Participant elects to withdraw from the Plan as provided in Section 9, the funds in the Participant's Payroll Deduction Account will not be refunded to the Participant but instead will be used to purchase Shares for the Participant on the Purchase Date.

        (d)    No Interest.    No interest or other earnings will accrue on a Participant's Contributions to the Plan.

        (e)    Foreign Currency.    Except as otherwise specified by the Committee, payroll deductions made with respect to Employees paid in currencies other than U.S. dollars will be accumulated in local currency and converted to U.S. dollars as of the Purchase Date.

Section 7
STOCK PURCHASES

        (a)    Automatic Purchase.    On each Purchase Date, each Participant will be deemed, without further action, to have elected to purchase the number of whole, or if in the Committee's discretion fractional, Shares that the Participant's Payroll Deduction Account balance can purchase at the Purchase Price on that Purchase Date. Except as otherwise specified by the Committee, any amounts that are not sufficient to purchase a whole Share will be retained in the Participant's Payroll Deduction Account for the subsequent Purchase Period. Any other amounts remaining in the Participant's Payroll Deduction Account after the Purchase Date will be returned to the Participant.

        (b)    Delivery of Shares.    As soon as practicable after each Purchase Date, the Committee will arrange for the delivery of the Shares purchased by Participants on the Purchase Date. The Committee may permit or require that

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Shares purchased under the Plan be deposited directly with a provider designated by the Committee. The Committee may require that Shares be retained by the designated provider for a specified period of time and may restrict dispositions during that period, and the Committee may establish other procedures to permit tracking of disqualifying dispositions of the Shares or to restrict transfer of the Shares.

        (c)    Notice Restrictions.    The Committee may require, as a condition of participation in the Plan, that each Participant agree to notify the Company if the Participant sells or otherwise disposes of any Shares within two years of the Offering Date or one year of the Purchase Date for the Purchase Period in which the Shares were purchased.

        (d)    Shareholder Rights.    A Participant will have no interest or voting right in a Share until a Share has been purchased on the Participant's behalf under the Plan.

Section 8
LIMITATION ON PURCHASES

Participant purchases are subject to the following limitations:

        (a)    Purchase Period Limitation.    Subject to the calendar year limits provided by Section 8(b), the maximum number of Shares that a Participant will have the right to purchase in any Purchase Period pursuant to an option or right intended to qualify under Code Section 423 will be determined by dividing (i) $25,000 by (ii) the Fair Market Value of one Share on the Offering Date for such Purchase Period.

        (b)    Calendar Year Limitation.    No right to purchase Shares under the Plan that is intended to qualify under Code Section 423 will be granted to an Employee if such right, when combined with all other rights and options granted under all of the Code Section 423 employee stock purchase plans of the Company, its Subsidiaries or any parent corporation (within the meaning of Code Section 424(e)), would permit the Employee to purchase Shares with a Fair Market Value (determined at the time the right or option is granted) in excess of $25,000 for each calendar year in which the right or option is outstanding at any time, determined in accordance with Code Section 423(b)(8).

        (c)    Refunds.    As of the first Purchase Date on which this Section limits a Participant's ability to purchase Shares, the Participant's payroll deductions will terminate, and the Participant will receive a refund of the balance in the Participant's Payroll Deduction Account as soon as practicable after the Purchase Date.

Section 9
WITHDRAWAL FROM PARTICIPATION

A Participant may withdraw all, but not less than all, of the Contributions credited to the Participant's Payroll Deduction Account at any time before a Purchase Date by notifying the Committee or its designee of the Participant's election to withdraw, pursuant to rules prescribed by the Committee. If a Participant elects to withdraw, all of the Participant's Contributions credited to the Participant's Payroll Deduction Account will be returned to the Participant and the Participant may not make any further Contributions to the Plan for the purchase of Shares during that Purchase Period. A Participant's voluntary withdrawal during a Purchase Period will not have any effect upon the Participant's eligibility to participate in the Plan during a subsequent Purchase Period.

Section 10
EMPLOYMENT TERMINATION

        (a)    Termination Other Than Death, Disability or Retirement.    If a Participant's employment with the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Participant will cease to participate in the Plan and the Company or its designee will refund the balance in the Participant's Payroll Deduction Account.

        (b)    Ineligible Employee.    In the event of a Participant's death, or the Participant ceases to be an eligible Employee for any reason other than employment termination at any time during a Purchase Period, at the election of the Participant, or the Participant's legal representative in the event of the Participant's death, the Participant's Payroll Deduction Account balance will be (i) distributed to the Participant, or to the Participant's estate in the event of the

4

Participant's death, or (ii) held until the end of the Purchase Period and applied to purchase Shares in accordance with Section 7.

        (c)    Termination Due to Disability or Retirement.    If a Participant's employment with the Company or a Designated Subsidiary terminates during a Purchase Period due to Disability or Retirement no more than three months before the Purchase Date for the Purchase Period, then, at the Participant's election, the Participant's Payroll Deduction Account balance will be (i) distributed to the Participant, or (ii) held until the end of the Purchase Period and applied to purchase Shares in accordance with Section 7. Section 10(c)(ii) shall apply in the event the Participant fails to make a timely election pursuant to rules established by the Committee.

        (d)    Leaves of Absence.    The Committee may establish rules regarding when leaves of absence will be considered a termination of employment. Notwithstanding the foregoing, where a period of leave exceeds ninety (90) days, a Participant's employment relationship with the Company or a Designated Subsidiary will be deemed to have terminated on the 91st day of such leave unless the Participant's right to reemployment is guaranteed either by statute or contract.

Section 11
PLAN ADMINISTRATION

The Plan will be administered by the Committee, which will be appointed by the Board. The Committee will be the Leadership Development and Compensation Committee of the Board unless the Board appoints another committee to administer the Plan. The Board from time to time may fill vacancies on the Committee. Subject to the express provisions of the Plan, the Committee will have the discretionary authority to interpret the Plan; to take any actions necessary to implement the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable in administering the Plan. All such determinations will be final and binding upon all persons. The Committee may request advice or assistance or employ or designate such other persons as are necessary for proper administration of the Plan.

Section 12
RIGHTS NOT TRANSFERABLE

Rights under the Plan are not transferable by a Participant and, during the Participant's lifetime, may be exercised only by the Participant.

Section 13
RESERVED SHARES

Subject to adjustments as provided in Section 14, the maximum number of Shares available for purchase on or after the Effective Date is: (i)               Shares(1) (less Shares issued under the Plan with respect to the Purchase Period ending June 30, 2008) with respect to options and issuances of Shares that are intended to qualify under Code Section 423; and (ii)               Shares(2) (less Shares issued under the Plan with respect to the Purchase Period ending June 30, 2008) with respect to options and issuances of Shares under Section 18 that are not intended to qualify under Code Section 423. Shares issued under the Plan may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.

(1)
This number will be 15 million additional shares we are asking shareholders to approve, plus shares remaining after issuance of shares for plan ending 12/31/2007.

(2)
This number will be shares remaining after issuance of shares for plan ending 12/31/2007.

Section 14
CAPITAL CHANGES

In the event of a Corporate Transaction, other than a Corporate Transaction in which the Company is not the surviving corporation, the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum

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number of shares or securities that may be delivered under the Plan, and the selling price and other relevant provisions of the Plan will be appropriately adjusted by the Committee, whose determination will be binding on all persons. If the Company is a party to a Corporate Transaction in which the Company is not the surviving corporation, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

Section 15
AMENDMENT

The Board may at any time, or from time to time, amend the Plan in any respect. The stockholders of the Company, however, must approve any amendment that would increase the number of Shares that may be issued under the Plan pursuant to options intended to qualify under Code Section 423 (other than an increase merely reflecting a change in capitalization of the Company pursuant to Section 14) or a change in the designation of any corporations (other than a Subsidiary) whose employees become Employees under the Plan.

Section 16
PLAN TERMINATION

The Plan and all rights of Employees under the Plan will terminate: (a) on the Purchase Date on which Participants become entitled to purchase a number of Shares greater than the number of reserved Shares remaining available for purchase as set forth in Section 13, or (b) at any date at the discretion of the Board. In the event that the Plan terminates under circumstances described in (a) above, reserved Shares remaining as of the termination date will be made available for purchase by Participants on the Purchase Date on a pro rata basis based on the amount credited to each Participant's Payroll Deduction Account. Upon termination of the Plan, each Participant will receive the balance in the Participant's Payroll Deduction Account.

Section 17
GOVERNMENT REGULATIONS

The Plan, the grant and exercise of the rights to purchase Shares under the Plan, and the Company's obligation to sell and deliver Shares upon the exercise of rights to purchase Shares, will be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required or desirable. The Committee may withhold from any payment due under the Plan or take any other action it deems appropriate to satisfy any federal, state or local tax withholding requirements.

Section 18
FOREIGN JURISDICTIONS

The Committee may adopt rules or procedures to accommodate the requirements of local laws of foreign jurisdictions, including rules or procedures relating to the handling of payroll deductions, conversion of local currency, payroll taxes and withholding procedures. The Committee may also adopt rules and procedures applicable to specific Designated Subsidiaries or locations that are not intended to be within the scope of Code Section 423, which may differ from the other provisions of the Plan, subject to the provisions of Section 13.

Section 19
GOVERNING LAW

The Plan will be governed by the laws of Delaware, without regard to that State's choice of law rules.

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Admission Ticket
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Electronic Voting Instructions
You can vote by Internet or telephone
Available 24 hours a day, 7 days a week
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on May 22, 2008.
[GRAPHIC] Vote by Internet • Log on to the Internet and go to investorvote.com/hd. • Follow the steps outlined on the secured website.

[GRAPHIC] Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.    ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Company Proposals—The Board of Directors recommends a vote FOR all director nominees and FOR Proposals 2-4.
1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01-F. Duane Ackerman	☐	☐	☐	02-David H. Batchelder	☐	☐	☐	03-Francis S. Blake	☐	☐	☐
04-Ari Bousbib	☐	☐	☐	05-Gregory D. Brenneman	☐	☐	☐	06-Albert P. Carey	☐	☐	☐
07-Armando Codina	☐	☐	☐	08-Brian C. Cornell	☐	☐	☐	09-Bonnie G. Hill	☐	☐	☐
10-Karen L. Katen	☐	☐	☐
		For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending February 1, 2009	☐	☐	☐
3.	To approve the material terms of officer performance goals under the Management Incentive Plan	☐	☐	☐
4.	To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of reserved shares	☐	☐	☐
B Shareholder Proposals—The Board of Directors recommends a vote AGAINST Proposals 5-9.
		For	Against	Abstain			For	Against	Abstain
5.	Shareholder Proposal Regarding Political Nonpartisanship	☐	☐	☐	8.	Shareholder Proposal Regarding Executive Officer Compensation	☐	☐	☐
6.	Shareholder Proposal Regarding Special Shareholder Meetings	☐	☐	☐	9.	Shareholder Proposal Regarding Pay-For-Superior Performance	☐	☐	☐
7.	Shareholder Proposal Regarding Employment Diversity Report Disclosure	☐	☐	☐
C 1234567890 J N T 1UPX 0172341
<STOCK#>	00V43E

ADMISSION TICKET

INFORMATION ABOUT THE HOME DEPOT, INC. 2008 ANNUAL MEETING OF SHAREHOLDERS
Directions to Cobb Galleria Centre are available by telephone at 770-955-8000 or by Cobb Galleria Centre's Internet website at www.cobbgalleria.com/maps.html.

PLEASE BRING ADMISSION TICKET WITH VALID PICTURE I.D. TO PRESENT FOR ADMISSION

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

TIME: 9:00 a.m. Eastern Time on Thursday, May 22, 2008	WHO MAY VOTE: You may vote if you were a shareholder of record as of the close of business on March 24, 2008.
PLACE: Cobb Galleria Centre Two Galleria Parkway Atlanta, Georgia	ANNUAL REPORT: A copy of our 2007 Annual Report is available at http://ir.homedepot.com/annual.cfm.
DATE OF MAILING: The Proxy Statement is first being mailed to shareholders on or about April 11, 2008.

By Order of the Board of Directors
Jack A. VanWoerkom, Secretary

Attention Internet Users.    You can access your shareholder information online. Also, if you wish to receive future meeting materials and shareholder communications electronically, you may elect to do so. Your election to receive future meeting materials and shareholder communications electronically will reduce our costs. You may perform each of these activities at the following secure Internet site: www.computershare.com/investor.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY/VOTING INSTRUCTION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2008

The undersigned shareholder hereby appoints Francis S. Blake and Jack A. VanWoerkom, and each of them individually, attorneys and proxies for the undersigned with full power of substitution, to act with respect to and to vote all shares which the undersigned is entitled to vote, with the powers the undersigned would possess if personally present, at the 2008 Annual Meeting of Shareholders of The Home Depot, Inc., to be held at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, on Thursday, May 22, 2008, at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof, as directed on the reverse side with respect to the matters set forth on the reverse side, and with discretionary authority on all other matters that come before the meeting, all as more fully described in the Proxy Statement received by the undersigned shareholder. If no direction is made, the proxy will be voted: (a) "FOR" the election of the director nominees named on the reverse side and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side.

Participants in the Company's retirement plans may vote their proportionate share of The Home Depot, Inc. common stock held in the plan, by signing and returning this card, or by voting electronically. By doing so, you are instructing the trustee to vote all of your shares at the meeting and at any adjournments or postponements thereof, as you have indicated with respect to the matters referred to on the reverse side. If this card is signed and returned without voting instructions, you will be deemed to have instructed the plan trustee to vote your shares (a) "FOR" the election of the nominees named on the reverse side and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side. If this card is not returned or is returned unsigned, shares will be voted by the plan trustee in the same proportion as the shares for which voting instructions are received from other participants in the plan. If, however, voting instructions are not provided and you participate in one of the Company's Canada-based retirement plans, your shares will not be voted.

UNLESS VOTING ELECTRONICALLY OR BY PHONE,
PLEASE MARK, SIGN AND DATE THIS PROXY BELOW.

C Non-Voting Items
Change of Address—Please print your new address below.	Comments—Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

D    Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

/ /

C 1234567890

IMPORTANT ANNUAL MEETING
INFORMATION—YOUR VOTE COUNTS

Shareholder Meeting Notice & Admission Ticket	123456	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for
The Home Depot Shareholder Meeting to be Held on May 22, 2008

The purpose of this notice is to advise you of the Internet availability of proxy materials for this year's annual meeting. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com/HD

[GRAPHIC]	Easy Online Access—A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/HD.
Step 2: Click the View button(s) to access the proxy materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Shareholder Meeting Notice & Admission Ticket

The Home Depot 2008 Annual Meeting of Shareholders will be held on Thursday, May 22, 2008 at Cobb Galleria Centre, Atlanta, Georgia at 9:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:
1.	To elect all the members of the Board of Directors
	1.	F. Duane Ackerman	2.	David H. Batchelder	3.	Francis S. Blake	4.	Ari Bousbib	5.	Gregory D. Brenneman
	6.	Albert P. Carey	7.	Armando Codina	8.	Brian C. Cornell	9.	Bonnie G. Hill	10.	Karen L. Katen
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending February 1, 2009
3.	To approve the material terms of officer performance goals under the Management Incentive Plan
4.	To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of reserved shares
The Board of Directors recommends that you vote AGAINST the following proposals:
5.	Shareholder Proposal Regarding Political Nonpartisanship
6.	Shareholder Proposal Regarding Special Shareholder Meetings
7.	Shareholder Proposal Regarding Employment Diversity Report Disclosure
8.	Shareholder Proposal Regarding Executive Officer Compensation
9.	Shareholder Proposal Regarding Pay-For-Superior Performance

YOU CANNOT VOTE BY RETURNING THIS NOTICE. If you wish to attend and vote at the meeting, please bring this notice and identification with you. Alternatively, you may vote online by following the instructions on the front side.

Directions to The Home Depot 2008 Annual Meeting

Directions to 2008 Annual Meeting of Shareholders are available by calling the Cobb Galleria Centre at (770) 955-8000 or visiting its website at www.cobbgalleria.com/maps.html

[GRAPHIC]	Obtaining a Copy of the Proxy Materials—If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy on or before May 12, 2008 to facilitate timely delivery.
PLEASE NOTE: You must use the numbers in the shaded bar on the front side when requesting a set of proxy materials.
->
Internet—Go to www.investorvote.com/HD. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials.
->
Telephone—Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
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E-mail—Send e-mail to investorvote@computershare.com with "Proxy Materials The Home Depot" in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the front, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

QuickLinks

TO MY FELLOW SHAREHOLDERS
ABOUT THE 2008 ANNUAL MEETING OF SHAREHOLDERS
BOARD OF DIRECTORS INFORMATION
ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES (ITEM 1 ON THE PROXY CARD)
PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP (ITEM 2 ON THE PROXY CARD)
PROPOSAL TO APPROVE MATERIAL TERMS OF OFFICER PERFORMANCE GOALS UNDER THE MANAGEMENT INCENTIVE PLAN (ITEM 3 ON THE PROXY CARD)
PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF RESERVED SHARES (ITEM 4 ON THE PROXY CARD)
SHAREHOLDER PROPOSAL REGARDING POLITICAL NONPARTISANSHIP (ITEM 5 ON THE PROXY CARD)
RESPONSE TO PROPOSAL REGARDING POLITICAL NONPARTISANSHIP
SHAREHOLDER PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETINGS (ITEM 6 ON THE PROXY CARD)
RESPONSE TO PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETINGS
SHAREHOLDER PROPOSAL REGARDING EMPLOYMENT DIVERSITY REPORT DISCLOSURE (ITEM 7 ON THE PROXY CARD)
RESPONSE TO PROPOSAL REGARDING EMPLOYMENT DIVERSITY REPORT DISCLOSURE
SHAREHOLDER PROPOSAL REGARDING EXECUTIVE OFFICER COMPENSATION (ITEM 8 ON THE PROXY CARD)
RESPONSE TO PROPOSAL REGARDING EXECUTIVE OFFICER COMPENSATION
SHAREHOLDER PROPOSAL REGARDING PAY-FOR-SUPERIOR PERFORMANCE (ITEM 9 ON THE PROXY CARD)
RESPONSE TO PROPOSAL REGARDING PAY-FOR-SUPERIOR PERFORMANCE
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
BENEFICIAL OWNERSHIP OF COMMON STOCK
GENERAL
DIRECTOR INDEPENDENCE STANDARDS
  Appendix B
THE HOME DEPOT MANAGEMENT INCENTIVE PLAN (Effective February 4, 2008)
  Appendix C
THE HOME DEPOT, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (As Amended and Restated Effective July 1, 2008)
Section 1 PURPOSE
Section 2 BACKGROUND
Section 3 DEFINITIONS
Section 4 ELIGIBILITY
Section 5 PARTICIPATION
Section 6 CONTRIBUTIONS
Section 7 STOCK PURCHASES
Section 8 LIMITATION ON PURCHASES
Section 9 WITHDRAWAL FROM PARTICIPATION
Section 10 EMPLOYMENT TERMINATION
Section 11 PLAN ADMINISTRATION
Section 12 RIGHTS NOT TRANSFERABLE
Section 13 RESERVED SHARES
Section 14 CAPITAL CHANGES
Section 15 AMENDMENT
Section 16 PLAN TERMINATION
Section 17 GOVERNMENT REGULATIONS
Section 18 FOREIGN JURISDICTIONS
Section 19 GOVERNING LAW